

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 31, 2001

                           LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)

       Indiana                       1-6028                   35-1140070
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 219-448-1400

Item 9
Financial Report for the quarter ended March 31, 2001.




3/31/2001                                                                                       PAGE 1

Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

                                                                For the Quarter Ended March 31
                                                               2001      2000
                                                             Amount    Amount    Change  % Change
Income from Operations
  Annuities                                                    82.3      88.5      (6.2)    (7.0%)
  Life Insurance                                               68.6      60.4       8.2     13.6%
  Reinsurance                                                  46.8      32.1      14.7     45.8%
  Investment Management                                         2.4      12.4     (10.0)   (80.6%)
  Lincoln UK                                                   14.4      15.7      (1.3)    (8.3%)
  Corporate & Other                                           (35.9)    (38.5)      2.6     (6.8%)
                                                             ------    ------    ------    ------
      Total Income from Operations                            178.6     170.6       8.0      4.7%

  Realized gains (losses) on investments                      (13.4)     (0.4)    (13.0)
  Gains (losses) on derivatives                                (0.1)      0.0      (0.1)
  Restructuring charges                                        (0.7)      0.0      (0.7)
                                                             ------    ------    ------    ------
Net Income Before Accounting Change                           164.5     170.2      (5.8)    (3.5%)
  Cumulative effect of accounting change*                      (4.3)      0.0     (19.6)
                                                             ------    ------    ------    ------
     Net Income                                               160.2     170.2     (10.0)    (5.9%)
                                                             ======    ======    ======    ======
Earnings per share (diluted)
Income from Operations                                        $0.92     $0.87     $0.05      5.7%
Realized gain (losses) on investments                        ($0.07)    $0.00    ($0.07)
Gains (losses) on derivatives                                 $0.00     $0.00     $0.00
Restructuring charges                                         $0.00     $0.00     $0.00
                                                             ------    ------    ------    ------
Net Income Before Accounting Change                           $0.85     $0.87    ($0.02)
  Cumulative effect of accounting change*                    ($0.02)    $0.00    ($0.02)
                                                             ------    ------    ------    ------
      Net Income                                              $0.83     $0.87    ($0.04)    (4.6%)
                                                             ======    ======    ======    ======

Inc. from Oper.- Before Goodwill Amort.
  Annuities                                                    82.6      87.0      (4.4)    (5.1%)
  Life Insurance                                               74.5      66.3       8.2     12.4%
  Reinsurance                                                  47.2      32.5      14.7     45.2%
  Investment Management                                         6.5      16.5     (10.0)   (60.6%)
  Lincoln UK                                                   14.5      17.1      (2.6)   (15.2%)
  Corporate & Other                                           (35.9)    (38.5)      2.6     (6.8%)
                                                             ------    ------    ------    ------
      Total                                                   189.4     180.9       8.5      4.7%
                                                             ======    ======    ======    ======
Earnings per share (diluted)
    Inc. from Oper.- Before Goodwill Amort.                   $0.98     $0.92     $0.06      6.5%

Operating Revenue
  Annuities                                                   512.8     544.6     (31.8)    (5.8%)
  Life Insurance                                              467.9     445.5      22.4      5.0%
  Reinsurance                                                 514.8     392.6     122.1     31.1%
  Investment Management                                       113.0     126.0     (13.0)   (10.3%)
  Lincoln UK                                                   84.4     113.2     (28.8)   (25.5%)
  Corporate & Other                                            26.7      48.3     (21.6)   (44.7%)
                                                             ------    ------    ------    ------
     Total Operating Revenue                                 1719.5    1670.2      49.3      2.9%
                                                             ======    ======    ======    ======


Revenue (Including Investment Gains/Losses)
  Annuities                                                   510.4     548.7     (38.3)    (7.0%)
  Life Insurance                                              459.6     441.7      18.0      4.1%
  Reinsurance                                                 507.7     394.5     113.2     28.7%
  Investment Management                                       112.3     125.8     (13.5)   (10.8%)
  Lincoln UK                                                   84.9     112.8     (27.9)   (24.7%)
  Corporate & Other                                            23.8      45.6     (21.8)   (47.7%)
                                                             ------    ------    ------    ------
     Total Revenue                                           1698.8    1669.2      29.6      1.8%
                                                             ======    ======    ======    ======

Operational Data by Segment: (Billions)

Annuities Segment
  Annuity Gross Deposits                                      1.447     1.386     0.061      4.4%
  Annuity Net Cash Flows                                     (0.590)   (0.700)    0.110
  Annuity Account Values                                     50.217    60.892   (10.675)   (17.5%)

Life Insurance Segment
  Life Insurance First Year Premium                           0.129     0.144    (0.015)   (10.4%)
  Life Insurance In-force                                   219.214   201.674    17.540      8.7%
  Life Insurance Account Values                              10.764    10.470     0.294      2.8%

Reinsurance Segment
  Individual Life In-force Sales                               30.9      30.0       0.9      3.0%
  Reinsurance Life In-force                                   453.4     358.4      95.0     26.5%

Investment Management Segment
  Retail Deposits                                             1.124     1.367    (0.243)   (17.8%)
  Retail Net Cash Flows                                      (0.047)   (0.886)    0.839
  Institutional In-flows                                      1.191     1.084     0.107      9.9%
  Institutional Net Cash Flows                               (0.418)   (2.611)    2.193
  Assets Under Management - Retail/Institutional             47.765    58.241   (10.476)   (18.0%)
  Assets Under Management - Insurance Assets                 36.324    35.541     0.783      2.2%
  Assets Under Management - Total Segment                    84.089    93.782    (9.693)   (10.3%)

Consolidated
Consolidated Retail Deposits                                  2.847     3.233    (0.386)   (11.9%)
Consolidated Retail Account Balances                         84.258   100.517   (16.259)   (16.2%)

Total Assets Under Management                               124.170   141.342   (17.172)   (12.1%)


* The cumulative effect of accounting change relates to the adjustment recorded upon adoption of FAS No. 133, "Accounting for Derviative Instruments and Hedging Activities".





3/31/2001                                                                            PAGE 2

Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

                                                           For the Quarter Ended March 31
                                                         2001      2000
                                                       Amount    Amount    Change  % Change
Consolidated Operational Data: (Billions)
Balance Sheet Assets - End of Period                 94,122.4 10,6340.0 (12,216.8)   (11.5%)

Shareholders' Equity
  Beg of Period (Securities at Market)                 4954.1    4263.9     690.2
  End of Period (Securities at Market)                 5096.4    4340.4     756.8
  End of Period (Securities at Cost)                   4882.7    4751.6     131.1
  Average Equity (Securities at Cost)                  4953.7    4791.5     171.2

Return on Equity
  Inc from Operations/Average Equity                     14.4%     14.2%     0.2%
  Net Income/Average Equity                              12.9%     14.2%    (1.3%)

Return on Capital
  Inc from Operations/Average Capital                    11.9%     11.5%      0.4%

Common Stock Outstanding
  Average for the Period - Diluted                      193.7     195.8      (2.1)    (1.1%)
  End of Period - Assuming Conv of Pref.                188.1     193.3      (5.2)    (2.7%)
  End of Period - Diluted                               191.3     195.1      (3.8)    (1.9%)

Book Value (Securities at Market)                      $27.09    $22.45      4.65     20.7%
Book Value (Securities at Cost)                        $25.96    $24.58      1.38      5.6%

Cash Returned to Shareholders
  Share Repurchase - dollar amount                      151.8      80.0      71.8
  Dividends Declared to Shareholders                     57.9      55.4       2.5
                                                       ------    ------    ------
    Total Cash Returned to Shareholders                 209.7     135.4      74.3
                                                       ======    ======    ======
  Share Repurchase - number of shares                   3.550     2.796     0.754

  Dividend Declared on Common Stock - per share        $0.305    $0.290    $0.015      5.2%

 Comprehensive Income
Net Income                                              160.2     170.2
Foreign Currency Translation                            (17.8)     (7.2)
Net Unrealized Gains (Losses) on Securities             178.4      54.5
Gains (Losses) on Derivatives                            23.3
Cumulative Effect of Accounting Change
                                                       ------    ------
    Comprehensive Income                               $344.1    $217.5
                                                       ======    ======






3/31/01                                                                                          PAGE 3

Financial Highlights
Unaudited [Amounts in Millions]

                                                               For the Quarter Ended March 31
                                                      2001          2000
                                                    Amount        Amount          Change       % Change
Consolidated Condensed Statements of Income
Revenue:
  Insurance Premiums and Fees                        913.4         797.9           115.5          14.5%
  Investment Advisory Fees                            49.4          54.0            (4.5)         (8.4%)
  Net Investment Income                              673.7         711.1           (37.4)         (5.3%)
  Realized Gains (Losses) on Investments             (20.5)         (1.0)          (19.6)
  Gains (Losses) on Derivatives                       (0.2)           --
  Other                                               82.9         107.2           (24.3)        (22.7%)
                                                    ------        ------          ------         ------
   Total Revenue                                    1698.8        1669.2            29.6           1.8%
Benefits and Expenses:

 Benefits                                            906.7         866.0            40.7           4.7%
  Underwriting, Acquisition,
   Insurance and Other Expenses                      571.1         572.2            (1.2)         (0.2%)
                                                    ------        ------          ------         ------
  Total Benefits and Expenses                       1477.7        1438.2            39.5           2.7%
                                                    ------        ------          ------         ------
   Net Income
      before Federal Taxes                           221.1         231.0            (9.9)
Federal Income Taxes                                  56.6          61.0            (4.4)
                                                    ------        ------          ------         ------
Net Income Before Accounting Change
   and Minority Interest                             164.5         170.0            (5.5)
Cumulative Effect of Accounting Change                (4.3)           --            (4.3)
Minority Interest                                      0.0          (0.2)            0.2
                                                    ------        ------          ------         ------
    Net Income                                       160.2         170.2           (10.0)         (5.9%)
                                                    ======        ======          ======         ======

Net Income Before Tax and Cumulative Effect
   of Accounting Change By Segment
  Annuities                                           95.3         115.9           (20.6)
  Life Insurance                                      99.2          91.4             7.8
  Reinsurance                                         63.4          46.2            17.2
  Investment Management                                3.5          19.2           (15.7)
  Lincoln UK                                          19.6          20.0            (0.4)
  Corporate and Other                                (59.9)        (61.8)            1.9
                                                    ------        ------          ------
    Net Income Before Tax and
      Cumulative Effect of Accounting Change         221.1         231.0            (9.9)

Pre-Tax Realized Gains (Losses) by Segment*
  Annuities                                           (2.4)          4.2            (6.6)
  Life Insurance                                      (8.2)         (3.8)           (4.4)
  Reinsurance                                         (7.1)          1.9            (9.0)
  Investment Management                               (0.7)         (0.2)           (0.5)
  Lincoln UK                                           0.6          (0.4)            1.0
  Corporate and Other                                 (2.9)         (2.7)           (0.2)
                                                    ------        ------          ------
   Pre-Tax Realized Gains (Losses)
        on Investments and Derivatives               (20.6)         (1.0)          (19.6)

After-Tax Realized Gains (Losses) by Segment*
  Annuities                                           (1.5)          2.7            (4.2)
  Life Insurance                                      (5.4)         (2.4)           (3.0)
  Reinsurance                                         (4.6)          1.2            (5.8)
  Investment Management                               (0.5)         (0.1)           (0.4)
  Lincoln UK                                           0.4          (0.2)            0.6
  Corporate and Other                                 (1.9)         (1.6)           (0.3)
                                                    ------        ------          ------
  After-Tax Realized Gains (Losses)
       on Investments and Derivatives                (13.4)         (0.4)          (13.0)

*  Includes both realized gains (losses) on investments and gains (losses) on derivatives.






3/31/01                                                                                                    PAGE 4

Financial Highlights
Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]

                                                                                   As of
                                                       -----------------------------------------------------------
                                                           March         December
                                                            2001             2000
                                                          Amount           Amount          Change         % Change
                                                       -----------------------------------------------------------
Consolidated Condensed Balance Sheets
Assets:
Investments:
  Securities Available for Sale:
    Fixed Maturities                                    27,811.3         27,449.8           361.5             1.3%
    Equities                                               559.6            549.7             9.9             1.8%
  Mortgage Loans on Real Estate                          4,641.2          4,663.0           (21.8)           (0.5%)
  Real Estate                                              308.1            282.0            26.1             9.3%
  Policy Loans                                           1,947.0          1,960.9           (13.9)           (0.7%)
  Other Long-Term Investments                              477.4            463.3            14.1             3.0%
                                                        --------         --------        --------         --------
    Total Investments                                   35,744.5         35,368.6           375.8             1.1%
Other Assets:
  Assets Held in Separate Accounts                      44,506.2         50,579.9        (6,073.7)          (12.0%)
  Other Assets                                          13,871.7         13,895.5           (22.9)           (0.2%)
                                                        --------         --------        --------         --------
    Total Assets                                        94,122.4         99,844.1        (5,720.8)           (5.7%)
                                                        ========         ========        ========         ========

Liabilities and Shareholders' Equity
Liabilities:
  Insurance and Investment Contract Liabilities         39,913.1         40,105.2          (192.1)           (0.5%)
  Liabilities Related to Separate Accounts              44,506.2         50,579.9        (6,073.7)          (12.0%)
  Other Liabilities                                      4,606.8          4,204.9           401.9             9.6%
                                                        --------         --------        --------         --------
    Total Liabilities                                   89,026.0         94,890.0        (5,863.9)           (6.2%)
Shareholders' Equity:
  Net Unrealized Gains(Losses) on Securities               213.7             12.0           202.5          1680.7%
  Other Shareholders' Equity                             4,882.7          4,942.0           (59.4)           (1.2%)
                                                        --------         --------        --------         --------
    Total Shareholders' Equity                           5,096.4          4,954.1           143.1             2.9%
                                                        --------         --------        --------         --------
    Total Liabilities and Shareholders' Equity          94,122.4         99,844.1        (5,720.8)           (5.7%)
                                                        ========         ========        ========         ========


                                                                                As of March 31
                                                       ------------------------------------------------------------
($ billions)                                                2001             2000
                                                          Amount           Amount           Change         % Change
                                                       ------------------------------------------------------------
Retail Account Balances:
Annuities Segment - Fixed Annuities                       15.484           16.252          (0.768)           (4.7%)
Annuities Segment - Variable Annuities                    34.733           44.640          (9.907)          (22.2%)
Annuities Segment - Life Insurance                         0.147            0.169          (0.022)          (13.2%)
Life Insurance Segment - Life Insurance                   10.764           10.470           0.294             2.8%
Investment Management - Annuities                         11.787           15.531          (3.744)          (24.1%)
Investment Management - Mutual Funds                      11.091           14.201          (3.110)          (21.9%)
Investment Management - Wrap Fee & Other                   1.688            1.335           0.353            26.4%
Lincoln UK                                                 5.677            7.031          (1.355)          (19.3%)
Consolidating Adjustments                                 (7.114)          (9.113)          1.999           (21.9%)
                                                        --------         --------        --------         --------
   Total Account Values                                   84.258          100.517         (16.260)          (16.2%)
                                                        ========         ========        ========         ========

Assets Managed by Advisor:
Investment Management Segment                             84.089           93.784          (9.694)          (10.3%)
Lincoln UK                                                 7.012            8.423          (1.411)          (16.8%)
Policy Loans (within business units)                       1.947            1.896           0.051             2.7%
Non-LNC Affiliates                                        31.122           37.239          (6.117)          (16.4%)
                                                        --------         --------        --------         --------
   Total Assets Managed                                  124.170          141.342         (17.172)          (12.1%)
                                                        ========         ========        ========         ========




3/31/01                                                                                                                      PAGE 5

Eleven-Year Summary
Unaudited [Millions of Dollars except Per Share Data]


For the Year Ended December 31                     2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Revenue
  Annuities                                      2133.7         2115.8         2068.1         2023.0         1805.0         1877.1
  Life Insurance                                 1819.0         1760.4         1378.5          544.8          549.2          514.9
  Reinsurance                                    1768.5         1829.4         1576.5         1386.9         1561.8         1417.4
  Investment Management                           490.3          495.5          491.9          459.1          410.5          290.5
  Lincoln UK                                      438.2          446.6          439.7          427.3          393.2          351.5
  Employee Life - Health Benefits
  Corporate & Other                               201.9          156.0          132.3           57.5           13.8          135.1
                                                -------       --------        -------        -------        -------        -------
       Total Revenue                             6851.5         6803.7         6087.1         4898.5         4733.6         4586.5
                                                =======       ========        =======        =======        =======        =======

Income from Operations*
  Annuities                                       362.0          299.4          262.4          223.0          174.6          175.2
  Life Insurance                                  259.9          212.0          149.2           39.9           41.2           35.4
  Reinsurance                                     122.4           40.6          104.9         (150.1)          74.8          (70.5)
  Investment Management                            44.1           61.0           43.9           18.1           18.6           20.6
  Lincoln UK                                       61.0          (13.9)          70.9         (108.3)          66.0           45.9
  Employee Life - Health Benefits
  Corporate & Other                              (130.4)        (123.7)        (100.9)         (73.2)         (76.5)         (65.7)
                                                -------       --------        -------        -------        -------        -------
       Total Income from Cont Oper                719.1          475.5          530.4          (50.6)         298.8          140.8
  Discontinued Operations                                                                      110.1          135.3          165.6
       Income from Operations                     719.1          475.5          530.4           59.4          434.1          306.5
                                                =======       ========        =======        =======        =======        =======

Net Income
  Annuities                                       358.6          291.5          273.8          263.3          204.3          248.8
  Life Insurance                                  249.3          211.5          127.5           39.1           51.8           40.6
  Reinsurance                                     122.4           41.1          102.3         (133.8)          86.8          (59.6)
  Investment Management                            37.0           51.6           44.4           25.1           25.0           27.4
  Lincoln UK                                      (13.2)         (18.2)          71.7         (106.8)          66.0           45.7
  Employee Life - Health Benefits
  Corporate & Other                              (132.6)        (117.2)        (109.9)         (64.6)         (77.5)          (1.4)
                                                -------       --------        -------        -------        -------        -------
       Total Net Inc from Cont Oper               621.4          460.4          509.8           22.2          356.4          301.4
  Discontinued Operations                                                                      911.8          157.2          180.8
       Total Net Income                           621.4          460.4          509.8          934.0          513.6          482.2
                                                =======       ========        =======        =======        =======        =======

OTHER DATA

 Assets                                         99844.1       103095.7        93836.3        77174.7        71713.4        63257.7

Shareholders' Equity:
  Securities and Derivatives at Market           4954.1         4263.9         5387.9         4982.9         4470.0         4378.1
  Securities and Derivatives at Cost             4942.0         4729.6         4835.6         4546.9         4057.1         3679.9
  Average Equity (Sec & Deriv at Cost)           4831.9         4818.7         4685.6         4214.1         3866.0         3550.5

Common Shares Outstanding: (millions)
  End of Period - Diluted                         195.2          197.0          203.4          204.7          209.5          210.3
  Average for the Period - Diluted                194.9          200.4          203.3          208.0          210.7          209.5

Per Share Data (Diluted)
  Income (Loss) from Continuing Operations        $3.69          $2.37          $2.61         ($0.24)         $1.42          $0.67
  Income from Operations *                        $3.69          $2.37          $2.61          $0.29          $2.06          $1.46
  Net Income from Continuing Operations           $3.19          $2.30          $2.51          $0.11          $1.69          $1.44
  Net Income                                      $3.19          $2.30          $2.51          $4.49          $2.44          $2.30

  Shareholders' Equity:
  Shareholders' Equity (Sec & Deriv at Market)   $25.92         $21.76         $26.59         $24.63         $21.50         $20.95
  Shareholders' Equity (Sec & Deriv at Cost)     $25.85         $24.14         $23.86         $22.48         $19.51         $17.61
  Dividends Declared (Common Stock)               1.175          1.115          1.055          0.995          0.935          0.875

Return on Equity (see page 32)
  Net Income/Average Equity                      12.90%          9.60%         10.90%         22.20%         13.30%         13.60%
  Inc from Operations/Average Equity             14.90%          9.90%         11.30%          1.40%         11.20%          8.60%

Market Value of Common Stock
  High for the Year                             $56.375        $57.500        $49.438        $39.063        $28.500        $26.875
  Low for the Year                              $22.625        $36.000        $33.500        $24.500        $20.375        $17.313
  Close for the Year                            $47.313        $40.000        $40.907        $39.063        $26.250        $26.875


                                                                                                                           Ten-Year
                                                                                                                           compound
For the Year Ended December 31                     1994           1993           1992           1991           1990   annual growth
-----------------------------------------------------------------------------------------------------------------------------------
Revenue
  Annuities                                      1506.2         1603.8         1336.2         1216.7         1073.7            7.1%
  Life Insurance                                  466.2          477.5          444.4          417.3          371.7           17.2%
  Reinsurance                                    1267.4         1101.9         1074.6          774.3          741.6            9.1%
  Investment Management
  Lincoln UK                                      216.0          174.9          180.6          169.6          161.1           10.5%
  Employee Life - Health Benefits                 314.9         1297.3         1241.6         2646.3         2454.2
  Corporate & Other                               161.8          281.7          464.7          300.4          173.2
                                                -------       --------        -------        -------        -------        -------
       Total Revenue                             3932.5         4937.1         4742.1         5524.6         4975.5            3.3%
                                                =======       ========        =======        =======        =======        =======

Income from Operations*
  Annuities                                       142.4          127.1           89.4           58.3           55.2           20.7%
  Life Insurance                                   34.2           37.8           46.8           31.5           25.9           25.9%
  Reinsurance                                      51.6           22.4           38.7           31.4           55.7           14.0%
  Investment Management
  Lincoln UK                                       17.2           11.9            9.2           14.3           13.3           27.0%
  Employee Life - Health Benefits                  14.1           54.3           40.8           43.5           53.2
  Corporate & Other                               (40.9)         (55.9)         (73.0)         (70.7)         (90.4)
                                                -------       --------        -------        -------        -------        -------
       Total Income from Cont Oper                218.6          197.6          151.9          108.3          112.9           21.7%
  Discontinued Operations                         171.1          145.9           88.7           69.4          100.9
       Income from Operations                     389.7          343.5          240.6          177.7          213.8           12.9%
                                                =======       ========        =======        =======        =======        =======

Net Income
  Annuities                                       142.4          127.1           89.4           58.3           55.2           20.6%
  Life Insurance                                   34.2           37.8           46.8           31.5           25.9           25.4%
  Reinsurance                                      52.2           20.7           38.7           31.4           55.7            8.2%
  Investment Management
  Lincoln UK                                       18.5           12.6            9.2           14.3           13.3
  Employee Life - Health Benefits                  14.4           55.3           40.8           43.5           53.2
  Corporate & Other                               (96.2)        (177.1)          45.6          (46.5)        (127.6)
                                                -------       --------        -------        -------        -------        -------
       Total Net Inc from Cont Oper               165.5           76.4          270.5          132.5           75.7           23.4%
  Discontinued Operations                         184.4          242.5           88.7           69.4          100.9
       Total Net Income                           349.9          318.9          359.2          201.9          176.6           13.4%
                                                =======       ========        =======        =======        =======        =======

OTHER DATA

 Assets                                         48864.8        47825.1        39042.2        33660.3        27597.3           13.7%

Shareholders' Equity:
  Securities and Derivatives at Market           3042.1         4072.3         2826.8         2655.8         2279.5            8.1%
  Securities and Derivatives at Cost             3353.1         3157.6         2664.1         2445.8         2213.2            8.4%
  Average Equity (Sec & Deriv at Cost)           3288.6         3009.0         2575.0         2335.3         2086.6            8.8%

Common Shares Outstanding: (millions)
  End of Period - Diluted                         208.3          208.3          187.7          185.4          176.3
  Average for the Period - Diluted                208.7          206.1          186.8          189.2          175.2

Per Share Data (Diluted)
  Income (Loss) from Continuing Operations        $1.05          $0.96          $0.81          $0.57          $0.64           19.1%
  Income from Operations *                        $1.87          $1.67          $1.29          $0.94          $1.22           11.7%
  Net Income from Continuing Operations           $0.79          $0.37          $1.45          $0.70          $0.43           22.1%
  Net Income                                      $1.68          $1.55          $1.92          $1.07          $1.01           12.2%

  Shareholders' Equity:
  Shareholders' Equity (Sec & Deriv at Market)   $14.67         $19.69         $15.13         $14.35         $12.95            7.2%
  Shareholders' Equity (Sec & Deriv at Cost)     $16.17         $15.27         $14.26         $13.21         $12.57            7.5%
  Dividends Declared (Common Stock)               0.830          0.775          0.738          0.693          0.658            6.0%

Return on Equity (see page 32)
  Net Income/Average Equity                       10.6%          10.6%          13.9%           8.6%           8.5%
  Inc from Operations/Average Equity              11.8%          11.4%           9.3%           7.6%          10.2%

Market Value of Common Stock
  High for the Year                             $22.188        $24.125        $19.032        $13.813        $15.338
  Low for the Year                              $17.313        $17.344        $12.625         $9.500         $7.688
  Close for the Year                            $17.500        $21.750        $18.500        $13.688        $10.750           16.0%


* "Income from Operations" is defined as "Net income less realized gain (loss) on investments and associated items, gain (loss) on sale of subsidiaries and restructuring charges, all net of taxes."




3/31/01                                                                                                    PAGE 6
Quarterly Summary
Unaudited [Millions of Dollars except Per Share Data]

                                             Jun          Sep          Dec          Mar          Jun          Sep
For the Quarter Ended                       1998         1998         1998         1999         1999         1999
                                          ------       ------       ------       ------       ------       ------
Revenue
  Annuities                                536.0        493.3        512.9        524.4        533.0        520.5
  Life Insurance                           311.3        292.8        470.7        424.0        426.3        437.1
  Reinsurance                              379.6        385.6        456.9        420.3        425.9        404.4
  Investment Management                    126.0        110.7        127.9        126.8        123.2        118.8
  Lincoln UK                               124.2        102.8        109.2        119.1        113.1        110.5
  Corporate & Other                         30.3         32.4         36.3         60.7         56.8         50.8
                                          ------       ------       ------       ------       ------       ------
       Total Revenue                      1507.5       1417.6       1714.0       1675.4       1678.3       1642.1
                                          ======       ======       ======       ======       ======       ======
Income from Operations*
  Annuities                                 69.3         65.5         63.2         74.4         75.9         75.4
  Life Insurance                            35.9         36.2         51.9         48.1         54.4         52.6
  Reinsurance                               23.5         29.1         25.3         33.8         23.7          2.6
  Investment Management                     11.7          7.4         14.6         15.4         14.3         14.7
  Lincoln UK                                17.2         17.7         18.8         18.1         19.0         16.2
  Corporate & Other                        (25.4)       (25.1)       (34.3)       (34.0)       (35.6)       (30.1)
                                          ------       ------       ------       ------       ------       ------
       Income from Operations              132.2        130.7        139.4        155.7        151.8        131.4
                                          ======       ======       ======       ======       ======       ======
Net Income
  Annuities                                 82.0         56.0         64.9         76.8         76.4         68.4
  Life Insurance                            40.0         35.2         45.8         46.3         51.5         54.0
  Reinsurance                               24.6         24.0         23.9         34.5         24.0         (0.3)
  Investment Management                     12.2          3.6         16.4          3.4         14.0         14.4
  Lincoln UK                                17.4         17.8         19.2         18.0         20.0         16.4
  Corporate & Other                        (27.5)       (23.1)       (44.6)       (33.9)       (37.6)       (20.6)
                                          ------       ------       ------       ------       ------       ------
       Total Net Income                    148.7        113.4        125.6        145.1        148.4        132.3
                                          ======       ======       ======       ======       ======       ======

OTHER DATA

Assets                                   88364.6      84606.2      93836.3      95350.3      98261.4      96500.7

Shareholders' Equity
  Beg of Period (Sec & Deriv at Market)   5054.2       5150.8       5527.6       5387.9       5107.4       4817.4
  End of Period (Sec & Deriv at Market)   5150.8       5527.6       5387.9       5107.4       4817.4       4662.2
  End of Period (Sec & Deriv at Cost)     4681.3       4753.9       4835.6       4852.8       4818.5       4766.0
  Average Equity (Sec & Deriv at Cost)    4632.0       4718.3       4795.4       4872.5       4834.2       4793.9

Common Shares Outstanding
  Average for the Period - Diluted         203.9        203.9        203.3        203.6        201.9        199.0
  End of Period - Diluted                  204.5        203.9        203.4        203.2        200.9        196.9

Per Share Data (Diluted)
 Income from Operations *                  $0.65        $0.64        $0.69        $0.76        $0.75        $0.66
 Net Income                                $0.73        $0.56        $0.62        $0.71        $0.73        $0.66

Shareholders' Equity
 Shareholders' Equity (Sec & Deriv at     $25.55       $27.28       $26.59       $25.30       $24.18       $23.76
 Market)
 Shareholders' Equity (Sec & Deriv at     $23.22       $23.47       $23.86       $24.04       $24.18       $24.28
 Cost)
 Dividends Declared (Com Stk)             $0.260       $0.260       $0.275       $0.275       $0.275       $0.275

Return on Equity (see page 32)
  Net Income/Average Equity                12.8%         9.6%        10.5%        11.9%        12.3%        11.0%
  Inc from Operations/Average Equity       11.4%        11.1%        11.6%        12.8%        12.6%        11.0%

 Market Value of Common Stock
 Highest Price                           $47.063      $49.438      $43.344      $50.250      $53.438      $57.500
 Lowest Price                            $41.844      $41.125      $33.500      $39.281      $45.688      $36.000
 Closing Price                           $45.688      $41.125      $40.906      $49.438      $52.313      $37.563




                                             Dec          Mar          Jun          Sep          Dec          Mar
For the Quarter Ended                       1999         2000         2000         2000         2000         2001

Revenue
  Annuities                                538.0        548.7        530.5        532.1        522.3        510.4
  Life Insurance                           473.1        441.7        444.2        453.2        479.9        459.6
  Reinsurance                              578.7        394.5        457.3        453.5        463.2        507.7
  Investment Management                    126.6        125.8        120.7        123.8        120.0        112.3
  Lincoln UK                               103.8        112.8        108.2        112.8        104.3         84.9
  Corporate & Other                        (12.3)        45.6         31.8         40.7         83.9         23.8
                                          ------       ------       ------       ------       ------       ------
       Total Revenue                      1807.9       1669.2       1692.7       1716.1       1773.5       1698.8
                                          ======       ======       ======       ======       ======       ======

Income from Operations*
  Annuities                                 73.7         88.5         84.1        102.9         86.4         82.3
  Life Insurance                            57.0         60.4         62.4         66.5         70.6         68.6
  Reinsurance                              (19.5)        32.1         25.7         28.1         36.5         46.8
  Investment Management                     16.5         12.4         13.1          9.9          8.7          2.4
  Lincoln UK                               (67.1)        15.7         19.3         10.6         15.5         14.4
  Corporate & Other                        (24.0)       (38.5)       (31.6)       (27.2)       (33.0)       (35.9)
                                          ------       ------       ------       ------       ------       ------
       Income from Operations               36.6        170.6        173.0        190.7        184.7        178.6
                                          ======       ======       ======       ======       ======       ======

Net Income
  Annuities                                 69.9         91.2         84.4         93.8         89.2         76.6
  Life Insurance                            59.7         58.1         58.4         67.4         65.4         62.9
  Reinsurance                              (17.0)        33.3         24.6         25.9         38.6         42.0
  Investment Management                     19.8         12.3          8.4          9.7          6.6          2.0
  Lincoln UK                               (72.6)        15.5         19.1        (29.9)       (17.9)        14.8
  Corporate & Other                        (25.2)       (40.1)       (31.3)       (28.2)       (32.9)       (38.1)
                                          ------       ------       ------       ------       ------       ------
       Total Net Income                     34.6        170.2        163.6        138.6        148.9        160.2
                                          ======       ======       ======       ======       ======       ======
OTHER DATA

Assets                                  103095.7     106340.0     103847.6     103243.1      99844.1     94,122.4

Shareholders' Equity
  Beg of Period (Sec & Deriv at Market)   4662.2       4263.9       4340.4       4223.7       4538.6       4954.1
  End of Period (Sec & Deriv at Market)   4263.9       4340.4       4223.7       4538.6       4954.1       5096.4
  End of Period (Sec & Deriv at Cost)     4729.6       4751.6       4780.3       4876.3       4942.0       4882.7
  Average Equity (Sec & Deriv at Cost)    4774.2       4791.5       4753.0       4867.2       4915.7       4953.7

Common Shares Outstanding
  Average for the Period - Diluted         197.1        195.8        194.0        195.6        195.6        193.7
  End of Period - Diluted                  197.0        195.1        193.7        196.2        195.2        191.3

Per Share Data (Diluted)
 Income from Operations *                  $0.19        $0.87        $0.89        $0.98        $0.94        $0.92
 Net Income                                $0.18        $0.87        $0.84        $0.71        $0.76        $0.83

Shareholders' Equity
 Shareholders' Equity (Sec & Deriv at     $21.76       $22.45       $22.10       $23.67       $25.92       $27.09
 Market)
 Shareholders' Equity (Sec & Deriv at     $24.14       $24.58       $25.01       $25.43       $25.85       $25.96
 Cost)
 Dividends Declared (Com Stk)             $0.290       $0.290       $0.290       $0.290       $0.305       $0.305

Return on Equity (see page 32)
  Net Income/Average Equity                 2.9%        14.2%        13.8%        11.4%        12.1%        12.9%
  Inc from Operations/Average Equity        3.1%        14.2%        14.6%        15.7%        15.0%        14.4%

 Market Value of Common Stock
 Highest Price                           $48.313      $41.375      $40.063      $56.375      $50.938      $48.250
 Lowest Price                            $36.500      $22.625      $29.000      $35.625      $40.875      $38.000
 Closing Price                           $40.000      $33.500      $36.125      $48.125      $47.313      $42.470

* "Income from Operations" is defined as "Net income less realized gain (loss) on investments and associated items, gain (loss) on sale of subsidiaries and restructuring charges, all net of taxes."





3/31/2001                                                                                                                 PAGE 7

Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]
                                                                                                                     Investment
For the Quarter Ended March 31                          Annuities         Life Insurance        Reinsurance          Management
                                                     ----------------------------------------------------------------------------
                                                        Mar       Mar       Mar       Mar       Mar       Mar       Mar       Mar
                                                       2001      2000      2001      2000      2001      2000      2001      2000
                                                     ----------------------------------------------------------------------------
Operating Revenue
  Life and annuity premiums                            19.1      13.3      50.9      52.9     320.0     227.4
  Surrender charges                                     9.1      11.1      17.2      16.2       0.9       0.6
  Mortality assessments                                                   124.3     112.2       0.0       0.0
  Expense assessments                                 141.6     155.1      47.4      45.3      (0.0)     (0.0)
  Health premiums                                                           0.0       0.0     104.2      57.0
  Investment advisory fees                                                                                         72.6      81.0
  Other revenue and fees                                1.7       2.2       5.1       3.2      11.6      16.3      26.3      31.9
  Net investment income                               341.3     362.9     223.0     215.6      77.2      90.4      14.1      13.0
  Earnings in Unconsolidated Affiliates                                                         0.9       1.0
                                                   --------  --------  --------  --------  --------  --------  --------  --------
     Operating Revenue                                512.8     544.6     467.9     445.5     514.8     392.6     113.0     126.0
                                                   --------  --------  --------  --------  --------  --------  --------  --------
Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                   69.8      61.6      99.9      98.3     229.4     165.4
    Div accum & div to policyholders                                       17.5      20.4       1.4       1.3
    Interest credited to policy bal.                  209.4     228.2     138.3     126.3       9.1       9.0
    Health policy benefits                                                  0.0       0.0      97.5     110.0
  Underwriting, acquisition,
    insurance and other expenses                      134.6     144.5      98.8      99.4     103.7      59.8     104.7     102.5
  Goodwill amortization                                 0.3      (1.5)      5.9       5.9       0.4       0.4       4.1       4.1
  Interest                                                                                      2.8       2.3
                                                   --------  --------  --------  --------  --------  --------  --------  --------
   Operating Benefits and Expenses                    414.1     432.8     360.5     350.3     444.3     348.3     108.8     106.6
                                                   --------  --------  --------  --------  --------  --------  --------  --------
         Income from Operations Before Tax             98.7     111.8     107.4      95.2      70.4      44.4       4.2      19.4

  Federal income taxes                                 16.3      23.3      38.8      34.8      23.6      12.2       1.8       7.0
                                                   --------  --------  --------  --------  --------  --------  --------  --------
         Income from Operations                        82.3      88.5      68.6      60.4      46.8      32.1       2.4      12.4
                                                   --------  --------  --------  --------  --------  --------  --------  --------
  Restructuring charges                                (0.7)
  Realized gains (losses) on investments               (1.4)      2.7      (5.4)     (2.4)     (4.6)      1.2      (0.5)     (0.1)
  Gains (losses) on derivatives                        (0.1)               (0.0)                0.0
                                                   --------  --------  --------  --------  --------  --------  --------  --------
Net Inc Before Accounting Change                       80.2      91.2      63.2      58.1      42.2      33.3       2.0      12.3
  Cumulative effect of accounting change               (3.6)               (0.2)               (0.1)
                                                   --------  --------  --------  --------  --------  --------  --------  --------
      Net Income                                       76.6      91.2      62.9      58.1      42.0      33.3       2.0      12.3
                                                   ========  ========  ========  ========  ========  ========  ========  ========
Inc. from Oper.-Before Goodwill Amort.                 82.6      87.0      74.5      66.3      47.2      32.5       6.5      16.5
                                                   --------  --------  --------  --------  --------  --------  --------  --------


                                                                          Corporate and       Consolidating
                                                         Lincoln UK       Other Operations      Adjustments         Consolidated
                                                     ----------------------------------------------------------------------------
                                                        Mar       Mar       Mar       Mar       Mar       Mar       Mar       Mar
                                                       2001      2000      2001      2000      2001      2000      2001      2000
                                                     ----------------------------------------------------------------------------
Operating Revenue
  Life and annuity premiums                            12.1      37.6                                             402.1     331.2
  Surrender charges                                                                             0.7       0.8      27.8      28.7
  Mortality assessments                                 9.4       6.3                                             133.7     118.5
  Expense assessments                                  43.7      46.5                          12.2      14.2     244.9     261.1
  Health premiums                                       0.6       1.5       0.0       0.0                         104.8      58.4
  Investment advisory fees                                                                    (23.2)    (27.1)     49.4      54.0
  Other revenue and fees                                0.6       2.4      74.6      94.0     (37.9)    (44.0)     82.0     106.1
  Net investment income                                17.9      18.9      23.9      24.2     (23.7)    (14.0)    673.7     711.1
  Earnings in Unconsolidated Affiliates                                                                             0.9       1.0
                                                   --------  --------  --------  --------  --------  --------  --------  --------
      Operating Revenue                                84.4     113.2      98.5     118.3     (71.8)    (70.0)   1719.5    1670.2
                                                   --------  --------  --------  --------  --------  --------  --------  --------
Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                   19.8      30.8                                             418.9     356.1
    Div accum & div to policyholders                                                                               18.9      21.7
    Interest credited to policy bal.                                                           10.2      10.5     367.1     373.9
    Health policy benefits                              4.3       4.3       0.1      (0.0)                        101.8     114.3
  Underwriting, acquisition,
    insurance and other expenses                       41.1      56.4     104.4     121.4     (62.6)    (58.4)    524.8     525.7
  Goodwill amortization                                 0.2       1.3                          (0.0)               10.9      10.2
  Interest                                                                 55.3      56.1     (23.7)    (22.0)     34.4      36.3
                                                   --------  --------  --------  --------  --------  --------  --------  --------
   Operating Benefits and Expenses                     65.3      92.8     159.8     177.4     (76.1)    (70.0)   1476.7    1438.2
                                                   --------  --------  --------  --------  --------  --------  --------  --------

         Income from Operations Before Tax             19.1      20.4     (61.4)    (59.2)      4.3       0.0     242.7     232.0

  Federal income taxes                                  4.7       4.7     (22.4)    (20.4)      1.3                64.1      61.6
                                                   --------  --------  --------  --------  --------  --------  --------  --------
         Income from Operations                        14.4      15.7     (38.9)    (38.5)      3.0       0.0     178.6     170.6

  Restructuring charges                                                                                            (0.7)
  Realized gains (losses) on investments                0.4      (0.2)     (1.9)     (1.6)      0.0       0.0     (13.4)     (0.4)
  Gains (losses) on derivatives                                             0.0                                    (0.1)
                                                   --------  --------  --------  --------  --------  --------  --------  --------
Net Inc Before Accounting Change                       14.8      15.5     (40.8)    (40.2)      3.0       0.0     164.5     170.2
  Cumulative effect of accounting change                                   (0.3)                                   (4.3)
                                                   --------  --------  --------  --------  --------  --------  --------  --------
      Net Income                                       14.8      15.5     (41.1)    (40.2)      3.0       0.0     160.2     170.2
                                                   ========  ========  ========  ========  ========  ========  ========  ========

                                                   --------  --------  --------  --------  --------  --------  --------  --------
Inc. from Oper.-Before Goodwill Amort.                 14.5      17.1     (38.9)    (38.5)      3.0       0.0     189.5     180.9
                                                   --------  --------  --------  --------  --------  --------  --------  --------




3/31/2001                                                                                PAGE 8

Statement of Consolidated Income
Unaudited [Millions of Dollars]

For the Year Ended December 31                                                       1996      1997      1998      1999      2000
                                                                                   -------   -------   -------   -------   -------
Operating Revenue
  Life and annuity premiums                                                          728.7     756.2     985.6    1183.0    1403.3
  Surrender charges                                                                   40.9      45.4      91.5     110.2     114.7
  Mortality assessments                                                              180.8     186.4     380.1     496.4     496.5
  Expense assessments                                                                491.8     600.3     803.0     930.9    1050.2
  Health premiums                                                                    790.4     572.6     635.1     698.5     409.8
  Investment advisory fees                                                           180.8     204.9     227.1     223.8     213.1
  Other revenue and fees                                                             138.2     157.3     261.0     344.5     445.4
  Net investment income                                                             2087.9    2250.8    2681.4    2807.5    2747.1
  Earnings in Unconsolidated Affiliates                                                1.4       2.1       3.3       5.8      (0.4)
                                                                                   -------   -------   -------   -------   -------
      Operating Revenue                                                             4641.1    4775.9    6068.0    6800.7    6879.8
                                                                                   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                                                 835.7    1090.2    1237.7    1546.6    1546.4
    Div accum & div to policyholders                                                  33.4      29.7      78.0      88.4      87.6
    Interest credited to policy bal.                                                1167.2    1238.7    1446.2    1510.4    1474.2
    Health policy benefits                                                           673.6     833.1     566.9     659.7     449.0
  Underwriting, acquisition,
    insurance and other expenses                                                    1417.0    1557.3    1844.2    2218.5    2168.4
  Goodwill amortization                                                               13.9      15.6      44.5      49.2      45.1
  Interest                                                                            84.7      92.5     117.1     133.7     139.5
                                                                                   -------   -------   -------   -------   -------
    Operating Benefits and Expenses                                                 4225.4    4857.2    5334.6    6206.4    5910.3
                                                                                   -------   -------   -------   -------   -------

         Income from Operations
           Before Tax                                                                415.7     (81.3)    733.4     594.4     969.6

  Federal income taxes                                                               116.9     (30.6)    203.0     118.9     250.5

         Income from Continuing                                                    -------   -------   -------   -------   -------
           Operations                                                                298.8     (50.6)    530.4     475.5     719.1
                                                                                   -------   -------   -------   -------   -------

  Discontinued Operations                                                            157.2     911.8
  Restructuring charges                                                                                  (34.3)    (18.9)    (80.2)
  Realized gains (losses) on investments                                              57.6      72.9      13.7       3.8     (17.5)
                                                                                   -------   -------   -------   -------   -------
      Net Income                                                                     513.6     934.0     509.8     460.4     621.4
                                                                                   =======   =======   =======   =======   =======




For the Quarter Ended                                                      Jun       Sep       Dec       Mar       Jun       Sep
                                                                          1998      1998      1998      1999      1999      1999
                                                                         -------   -------   -------   -------   -------   -------
Operating Revenue
  Life and annuity premiums                                                201.5     230.8     348.0     284.2     274.0     263.8
  Surrender charges                                                         21.3      21.5      26.9      25.5      27.1      28.4
  Mortality assessments                                                     93.4      67.7     130.0     137.3     122.2     118.2
  Expense assessments                                                      213.8     201.9     198.2     215.3     231.5     245.9
  Health premiums                                                          172.5     155.8     164.5     154.9     160.3     149.6
  Investment advisory fees                                                  59.0      52.5      57.5      58.8      56.3      54.6
  Other revenue and fees                                                    61.1      64.8      76.4      86.4     109.0      77.9
  Net investment income                                                    658.7     649.6     714.7     709.5     700.8     697.1
  Earnings in Unconsolidated
    Affiliates                                                               0.7      (0.2)      1.3       1.6       1.1       1.2
                                                                         -------   -------   -------   -------   -------   -------
      Operating Revenue                                                   1482.0    1444.3    1717.6    1673.4    1682.4    1636.7
                                                                         -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                                       278.6     264.3     440.0     344.6     335.5     294.0
    Div accum & div to policyholders                                         9.8      20.7      27.9      21.5      22.5      21.2
    Interest credited to policy bal.                                       348.5     338.5     380.6     375.1     377.1     369.7
    Health policy benefits                                                 158.9     142.6     131.0     145.5     166.6     189.8
  Underwriting, acquisition,
     insurance and other expenses                                          459.2     463.1     491.2     522.4     532.1     533.4
  Goodwill amortization                                                     11.0       9.2      16.0      11.8       9.9      12.9
  Interest                                                                  27.7      32.5      33.5      33.1      32.6      33.3
                                                                         -------   -------   -------   -------   -------   -------
    Operating Benefits and Expenses                                       1293.8    1271.0    1520.3    1454.1    1476.3    1454.1
                                                                         -------   -------   -------   -------   -------   -------

         Income from Operations
           Before Tax/Min Int.                                             188.2     173.4     197.4     219.3     206.1     182.6

  Federal income taxes                                                      56.0      42.6      58.0      63.6      54.2      51.2
                                                                         -------   -------   -------   -------   -------   -------
         Inc from Operations Before Min Int                                132.2     130.7     139.4     155.7     151.8     131.4
                                                                         -------   -------   -------   -------   -------   -------
  Minority Interest
                                                                         -------   -------   -------   -------   -------   -------
         Income from Operations                                            132.2     130.7     139.4     155.7     151.8     131.4
                                                                         -------   -------   -------   -------   -------   -------

  Restructuring charges                                                                        (14.3)    (12.1)               (3.2)
  Realized gains (losses) on investments                                    16.5     (17.3)      0.5       1.5      (3.5)      4.1
  Gains (losses) on derivatives
                                                                         -------   -------   -------   -------   -------   -------
Net Inc Before Accounting Change                                           148.7     113.4     125.6     145.1     148.4     132.3
  Cumulative effect of accounting change
                                                                         -------   -------   -------   -------   -------   -------
      Net Income                                                           148.7     113.4     125.6     145.1     148.4     132.3
                                                                         =======   =======   =======   =======   =======   =======



For the Quarter Ended (CONTINUED)                                            Dec       Mar       Jun       Sep       Dec       Mar
                                                                            1999      2000      2000      2000      2000      2001
                                                                          ------   -------   -------   -------   -------   -------
Operating Revenue
  Life and annuity premiums                                                361.1     331.2     337.1     339.0     396.1     402.1
  Surrender charges                                                         29.2      28.7      29.8      25.9      30.3      27.8
  Mortality assessments                                                    118.7     118.5     122.5     125.9     129.6     133.7
  Expense assessments                                                      238.3     261.1     258.6     273.4     257.1     244.9
  Health premiums                                                          233.6      58.4     144.0     117.9      89.4     104.8
  Investment advisory fees                                                  54.1      54.0      52.2      53.3      53.6      49.4
  Other revenue and fees                                                    71.2     106.1      88.7     106.0     144.6      82.0
  Net investment income                                                    700.1     711.1     673.8     690.0     672.1     673.7
  Earnings in Unconsolidated
    Affiliates                                                               1.8       1.0      (3.6)      1.6       0.6       0.9
                                                                          ------   -------   -------   -------   -------   -------
      Operating Revenue                                                   1808.2    1670.2    1703.0    1733.1    1773.5    1719.5
                                                                          ------   -------   -------   -------   -------   -------
Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                                       572.5     356.1     370.1     390.2     430.0     418.9
    Div accum & div to policyholders                                        23.3      21.7      20.2      18.2      27.4      18.9
    Interest credited to policy bal.                                       388.5     373.9     366.8     362.0     371.5     367.1
    Health policy benefits                                                 157.8     114.3     119.9     123.0      91.8     101.8
  Underwriting, acquisition,
     insurance and other expenses                                          630.5     525.7     537.5     532.4     572.9     524.8
  Goodwill amortization                                                     14.6      10.2      12.0      12.0      10.9      10.9
  Interest                                                                  34.7      36.3      35.4      34.4      33.4      34.4
                                                                          ------   -------   -------   -------   -------   -------
    Operating Benefits and Expenses                                       1821.8    1438.2    1461.9    1472.2    1537.9    1476.7
                                                                          ------   -------   -------   -------   -------   -------
         Income from Operations
           Before Tax/Min Int.                                             (13.6)    232.0     241.1     260.8     235.6     242.7

  Federal income taxes                                                     (50.2)     61.6      67.9      70.1      50.9      64.1
                                                                          ------   -------   -------   -------   -------   -------
         Inc from Operations Before Min Int                                 36.6     170.4     173.2     190.7     184.7     178.6
                                                                          ------   -------   -------   -------   -------   -------

  Minority Interest                                                                   (0.2)      0.2      (0.0)      0.0      (0.0)
                                                                          ------   -------   -------   -------   -------   -------
         Income from Operations                                             36.6     170.6     173.0     190.7     184.7     178.6
                                                                          ------   -------   -------   -------   -------   -------

  Restructuring charges                                                     (3.6)               (2.7)    (40.5)    (37.0)     (0.7)
  Realized gains (losses) on investments                                     1.6      (0.4)     (6.7)    (11.6)      1.2     (13.4)
  Gains (losses) on derivatives                                                                                               (0.1)
                                                                          ------   -------   -------   -------   -------   -------
Net Inc Before Accounting Change                                            34.6     170.2     163.6     138.6     148.9     164.5
  Cumulative effect of accounting change                                                                                      (4.3)
                                                                          ------   -------   -------   -------   -------   -------
      Net Income                                                            34.6     170.2     163.6     138.6     148.9     160.2
                                                                          ======   =======   =======   =======   =======   =======





3/31/2001                                                                                                PAGE 9

Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]
                                                                                                    Investment
                                        Annuities       Life Insurance          Reinsurance         Management
                                 ------------------------------------------------------------------------------
ASSETS                                Mar       Dec       Mar       Dec       Mar       Dec       Mar       Dec
                                     2001      2000      2001      2000      2001      2000      2001      2000
                                 --------  --------  -------- --------- --------- --------- --------- ---------
Investments
  Corporate bonds                  8907.0    8892.4    6873.3    6353.6    2702.3    2554.1     331.7     333.6
  U.S. government bonds              13.4      25.8      87.2      86.4     264.2     259.6       0.2       0.2
  Foreign government bonds          120.7     135.5     126.2     125.8      62.2      71.1
  Asset/Mortgage backed
    securities                     2167.5    2299.7     789.2     829.3     262.1     261.4      44.4      49.0
  State and municipal bonds           6.3       6.3       8.0       7.9       0.3       0.3
  Preferred stocks-redeemable       117.2     120.5      20.7      24.6       4.3       4.3       9.7       9.6
  Common stocks                                          13.6      13.6       2.2       2.2
  Preferred stocks-equity            48.5      45.8       7.0       9.2       1.1       1.1       2.5       2.4
  Mortgage loans                   2284.2    2324.0    1757.2    1765.9     370.4     360.9      91.4      95.5
  Real estate
  Policy loans                      506.9     509.9    1430.8    1440.5
  Other long-term investments         6.0       5.2      19.3      16.9      21.6      25.0
                                 --------  --------  -------- --------- --------- --------- --------- ---------
       Total Investments          14177.8   14365.2   11132.4   10673.8    3690.7    3540.1     480.0     490.4
                                 --------  --------  -------- --------- --------- --------- --------- ---------



Intercompany investments           4457.3    4039.2    1487.9    1598.4     504.7     532.7     244.5     249.1
Invest in unconsol affiliates                                                 7.3       6.4
Cash and invested cash              (94.6)   (108.8)    (55.1)    (67.2)     49.3     145.7      73.2      68.6
Property and equipment                                    7.2       7.0      14.3      13.8      28.0      22.6
Premium and fees receivable           0.0      (1.8)     19.4      45.6     214.9     214.2      39.5      34.4
Accrued investment income           204.3     210.8     186.0     169.5      52.8      51.9       7.8       7.8
Assets held in separate
  accounts                        34582.0   39322.1    1175.2    1270.1
Federal income tax recoverable
Amount recoverable from
  reinsurers                       1252.1    1309.5    1008.2     989.1    1608.8    1616.5
Deferred acquisition costs          762.6     812.5    1064.1    1079.3     467.5     459.6
Other intangible assets             164.6     169.2    1017.6    1040.5      12.4      12.8      56.9      60.9
Goodwill                             44.9      45.2     872.8     878.7      33.3      33.7     312.9     316.9
Other                               168.9     104.1     238.7     254.3     344.4     345.3     191.9     188.6
                                 --------  --------  -------- --------- --------- --------- --------- ---------
       Total Assets               55719.9   60267.1   18154.6   17939.1    7000.5    6972.7    1434.8    1439.0
                                 ========  ========  ======== ========= ========= ========= ========= =========

---------------------------------------------------------------------------------------------------------------

                                                         Corporate and        Consolidating
                                       Lincoln UK      Other Operations        Adjustments       Consolidated
                                 ------------------------------------------------------------------------------
ASSETS                                Mar       Dec       Mar       Dec       Mar       Dec       Mar       Dec
                                     2001      2000      2001      2000      2001      2000      2001      2000
                                 --------  --------  -------- --------- --------- --------- --------- ---------
Investments
  Corporate bonds                   463.6     457.6    2577.2    2658.3                       21855.2   21249.7
  U.S. government bonds                                 171.6     170.8                         536.6     542.9
  Foreign government bonds          384.8     444.8     547.0     543.9                        1240.8    1321.1
  Asset/Mortgage backed
   securities                                           746.6     721.0                        4009.8    4160.4
  State and municipal bonds                                                                      14.7      14.6
  Preferred stocks-redeemable                             2.2       2.2                         154.1     161.2
  Common stocks                     260.1     265.2     112.8     155.6                         388.6     436.6
  Preferred stocks-equity                               111.7      54.5                         170.9     113.1
  Mortgage loans                      0.3       0.3     137.7     116.3                        4641.2    4663.0
  Real estate                         0.2       0.3     309.2     283.0      (1.3)     (1.3)    308.1     282.0
  Policy loans                        9.2      10.5                                            1947.0    1960.9
  Other long-term investments                          1680.6    1666.2   (1250.0)  (1250.0)    477.4     463.3
                                 --------  --------  -------- --------- --------- --------- --------- ---------
       Total Investments           1118.2    1178.8    6396.6    6371.8   (1251.3)  (1251.3)  35744.5   35368.6
                                 --------  --------  -------- --------- --------- --------- --------- ---------

Intercompany investments                              (1786.5)  (1242.7)  (4907.9)  (5176.7)      0.0      (0.0)
Invest in unconsol affiliates                                                                     7.3       6.4
Cash and invested cash              217.0     253.5    1825.3    1833.2              (197.5)   2015.2    1927.4
Property and equipment               47.2      50.8     145.4     134.0                         242.1     228.2
Premium and fees receivable                               2.1       1.4       6.8       3.0     282.8     296.7
Accrued investment income            22.0      22.8     108.9      83.6                         581.9     546.4
Assets held in separate
  accounts                         5676.8    6440.9                        3072.1    3546.7   44506.2   50579.9
Federal income tax recoverable                                              106.6     207.5     106.6     207.5
Amount recoverable from
  reinsurers                                             33.7      33.0    (196.4)   (200.3)   3706.4    3747.7
Deferred acquisition costs          585.1     635.0       3.8       2.9      80.5      81.1    2963.4    3070.5
Other intangible assets             253.8     273.6                                            1505.3    1557.0
Goodwill                             12.2      13.0      (0.0)               (1.6)     (1.6)   1274.5    1286.0
Other                                46.5    (104.9)    587.4     556.5    (391.5)   (322.2)   1186.3    1021.6
                                 --------  --------  -------- --------- --------- --------- --------- ---------
       Total Assets                7978.7    8763.7    7316.6    7773.6   (3482.7)  (3311.2) 94,122.4   99844.1
                                 ========  ========  ======== ========= ========= ========= ========= =========





3/31/2001                                                                                                       PAGE 10

Reconciliation of Business Segments to Consolidated Balance Sheets
    Unaudited [Millions of Dollars]
                                                                                                         Investment
                                               Annuities        Life Insurance       Reinsurance          Management
                                         ------------------------------------------------------------------------------
LIABILITIES and SHAREHOLDERS' EQUITY          Mar       Dec       Mar       Dec       Mar       Dec       Mar       Dec
                                             2001      2000      2001      2000      2001      2000      2001      2000
                                         --------  --------  -------- --------- --------- --------- --------- ---------

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                2593.2    2686.4   12846.6   12783.9    1000.1     944.9
  Health reserves                                                 0.1       0.1    2456.2    2442.1
  Unpaid claims - life and health            10.1       7.1     101.0     108.1    1098.5    1154.4
  Unearned premiums                                               0.0       0.1      45.7      46.4
  Premium deposit funds                   16302.5   16331.4      15.0      13.9     725.7     753.2
  Participating policyholders' funds                            145.0     139.4
  Other policyholders' funds                                    522.4     515.4       9.6       6.8
  Liab related to separate accounts       34582.0   39322.1    1175.2    1270.1
       Total Insurance and Inv           --------  --------  -------- --------- --------- --------- --------- ---------
         Contract Liabilities             53487.8   58347.0   14805.4   14830.9    5335.9    5347.8


Federal income taxes                        (20.4)   (108.7)    (49.8)   (113.7)     62.3      36.2      34.7      28.3
Short-term debt                                                                     227.5     224.0       5.5
Long-term debt
Minority Interest in pref.
  securities of sub.
Other liabilities                           280.8     274.4     626.8     567.9     283.5     262.0     845.3     859.1
                                         --------  --------  -------- --------- --------- --------- --------- ---------
       Total Liabilities                  53748.2   58512.7   15382.4   15285.2    5909.2    5870.0     885.5     887.4
                                         --------  --------  -------- --------- --------- --------- --------- ---------
Net unrealized gains (losses) on
  securities                                105.5     (44.7)     23.8     (44.9)     22.7       4.8       2.2      (0.5)
Gains (losses) on derivatives                (1.0)               (7.3)                0.2
Other shareholders' equity                 1864.4    1799.1    2744.8    2698.8    1068.2    1098.0     547.0     552.2
Cumulative effect of accounting change        2.8                10.9                 0.1
                                         --------  --------  -------- --------- --------- --------- --------- ---------
       Shareholders' Equity                1971.8    1754.4    2772.1    2653.9    1091.3    1102.8     549.2     551.6
                                         --------  --------  -------- --------- --------- --------- --------- ---------

      Total Liabilities and S/Hs'
        Equity                            55719.9   60267.1   18154.6   17939.1    7000.5    6972.7    1434.8    1439.0
                                         ========  ========  ======== ========= ========= ========= ========= =========

-----------------------------------------------------------------------------------------------------------------------


                                                               Corporate and        Consolidating
                                               Lincoln UK     Other Operations       Adjustments        Consolidated
                                         ------------------------------------------------------------------------------
LIABILITIES and SHAREHOLDERS' EQUITY          Mar       Dec       Mar       Dec       Mar       Dec       Mar       Dec
                                             2001      2000      2001      2000      2001      2000      2001      2000
                                         --------  --------  -------- --------- --------- --------- --------- ---------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                1395.0    1529.1                 0.0    (102.0)   (103.2)  17733.0   17841.2
  Health reserves                            47.1      50.7      31.5      30.9                        2534.8    2523.8
  Unpaid claims - life and health            45.1      46.6       0.5       0.5      (0.0)             1255.3    1316.6
  Unearned premiums                                               0.1      (0.0)                         45.9      46.5
  Premium deposit funds                      30.3      32.9                         593.6     584.0   17667.1   17715.5
  Participating policyholders' funds                                                                    145.0     139.4
  Other policyholders' funds                                                                            532.1     522.2
  Liab related to separate accounts        5676.8    6440.9                        3072.1    3546.7   44506.2   50579.9
                                         --------  --------  -------- --------- --------- --------- --------- ---------
       Total Insurance and Inv
       Contract Liabilities                7194.3    8100.3      32.1      31.4    3563.7    4027.6   84419.3   90685.1


Federal income taxes                         11.7       3.1    (145.1)    (51.9)    105.8     206.7
Short-term debt                                                 480.3     525.9    (298.0)   (436.9)    415.3     312.9
Long-term debt                                                 1962.3    1962.2   (1250.0)  (1250.0)    712.3     712.2
Minority Interest in pref. securities
  of sub.                                                       745.0     745.0                         745.0     745.0
Other liabilities                           164.0     167.4    1227.2     982.6    (693.4)   (678.7)   2734.2    2434.7
                                         --------  --------  -------- --------- --------- --------- --------- ---------
       Total Liabilities                   7370.0    8270.8    4301.8    4195.2    1428.1    1868.7   89026.0   94890.0
                                         --------  --------  -------- --------- --------- --------- --------- ---------
Net unrealized gains (losses) on
  securities                                 43.0      52.6      (0.7)     40.3       2.1       4.5     190.4      12.0
Gains (losses) on derivatives                                     9.9                                     5.7
Other shareholders' equity                  565.8     440.2    3005.3    3538.1   (4912.9)  (5184.4)   4882.5    4942.0
Cumulative effect of accounting change                            0.3                                    17.6
                                         --------  --------  -------- --------- --------- --------- --------- ---------
       Shareholders' Equity                 608.8     492.8    3014.8    3578.4   (4910.8)  (5179.9)  5,096.4    4954.1
                                         --------  --------  -------- --------- --------- --------- --------- ---------

      Total Liabilities and S/Hs'
        Equity                             7978.7    8763.7    7316.6    7773.6   (3482.7)  (3311.2) 94,122.4   99844.1
                                         ========  ========  ======== ========= ========= ========= ========= =========







3/31/2001                                                                          PAGE 11

Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]


ASSETS                                        1996      1997      1998      1999      2000
                                          --------  --------  -------- --------- ---------
Investments
  Corporate bonds                          15451.0   16633.3   22505.2   21119.5   21249.7
  U.S. government bonds                     1305.1     662.4    1134.6     538.3     542.9
  Foreign government bonds                  1781.4    1804.4    1321.2    1447.5    1321.1
  Mortgage backed securities                5144.5    4529.3    5080.5    4404.0    4160.4
  State and municipal bonds                  237.2     241.4      16.7      14.7      14.6
  Preferred stocks-redeemable                177.4     195.5     174.6     164.7     161.2
  Common stocks                              486.3     572.3     463.1     514.5     436.6
  Preferred stocks-equity                     71.2      88.2      79.8      89.5     113.1
  Mortgage loans                            3240.7    3288.1    4393.1    4735.4    4663.0
  Real estate                                655.0     576.0     488.7     256.2     282.0
  Policy loans                               734.8     763.1    1840.0    1892.4    1960.9
  Other long-term investments                445.3     464.8     432.0     401.8     463.3
                                          --------  --------  -------- --------- ---------
       Total Investments                   29730.0   29818.8   37929.5   35578.4   35368.6
                                          --------  --------  -------- --------- ---------

Invest in unconsol affiliates                 21.0      21.0      18.8      25.8       6.4
Cash and invested cash                      1144.8    3794.7    2433.4    1895.9    1927.4
Property and equipment                       196.0     189.8     174.8     203.8     228.2
Premiums and fees receivable                 237.3     197.5     246.2     259.6     296.7
Accrued investment income                    417.6     423.0     528.5     533.2     546.4
Assets held in separate accounts           28809.1   37138.8   43408.9   53654.2   50579.9
Federal income taxes recoverable                                 204.1     345.0     207.5
Amounts recoverable from reinsurers         2328.5    2350.8    3127.1    3954.3    3747.7
Deferred acquisition costs                  1689.7    1623.8    1964.4    2800.3    3070.5
Other intangible assets                      708.4     613.9    1848.4    1746.5    1557.0
Goodwill                                     351.7     457.7    1484.3    1423.0    1286.0
Other                                        596.4     544.8     468.0     675.7    1021.6
Discontinued operations - assets            5482.7
                                          --------  --------  -------- --------- ---------
       Total Assets                        71713.4   77174.7   93836.3  103095.7   99844.1
                                          ========  ========  ======== ========= =========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                 7812.4    8228.7   16434.2   17071.4   17841.2
  Health reserves                           2153.0    2300.4    2600.1    2507.8    2523.8
  Unpaid claims-life and health              438.8     682.0    1043.4    1269.8    1316.6
  Unearned premiums                           53.7      55.3      62.3      75.8      46.5
  Premium deposit funds                    20894.6   19803.0   20171.9   19624.1   17715.5
  Participating policyholders' funds          81.9      79.8     142.7     132.0     139.4
  Other policyholders' funds                 188.9     180.6     438.4     472.6     522.2
  Liab related to separate accounts        28809.1   37138.8   43408.9   53654.2   50579.9
                                          --------  --------  -------- --------- ---------
       Total Ins and Inv Contr
         Liabilities                       60432.4   68468.5   84301.9   94807.7   90685.1

Federal income taxes                         161.5     487.8
Short-term debt                              189.0     297.2     314.6     460.2     312.9
Long-term debt                               626.3     511.0     712.2     712.0     712.2
Minority Interest - pref sec of a sub        315.0     315.0     745.0     745.0     745.0
Other liabilities                           1417.4    2112.2    2374.6    2107.0    2434.7
Discontinued operations - liabilities       4101.9
                                          --------  --------  -------- --------- ---------
       Total Liabilities                   67243.5   72191.8   88448.3   98831.9   94890.0
                                          --------  --------  -------- --------- ---------

S/Hs' equity-unrealized gains
(losses)-cont. op.                           276.4     436.0     552.4    (465.7)     12.0
S/Hs' equity-unrealized gains
(losses)-disc. op.                           136.4
S/Hs' equity-foreign currency                 66.4      46.2      50.0      30.0      21.9
S/Hs' equity-other                          3990.7    4500.7    4785.6    4699.6    4920.2
                                          --------  --------  -------- --------- ---------
       Total Shareholders' Equity           4470.0    4982.9    5387.9    4263.9    4954.1
                                          --------  --------  -------- --------- ---------

       Total Liabilities                  --------  --------  -------- --------- ---------
      and Shareholders' Equity             71713.4   77174.7   93836.3  103095.7   99844.1
                                          ========  ========  ======== ========= =========
Shareholders' Equity Per Share
 [Book Value, Securities at Cost]           $19.51    $22.48    $23.86    $24.14    $25.85
Common shares outstanding                    207.9     202.3     202.6     196.0     191.2




3/31/2001                                                                                PAGE 12
Quarterly Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]



                                            Jun       Sep       Dec       Mar       Jun       Sep
                                           1998      1998      1998      1999      1999      1999
                                        -------   -------   -------   -------   -------   -------
ASSETS

Investments
  Corporate bonds                       20034.2   20986.1   22505.2   22450.1   21888.5   21560.5
  U.S. government bonds                   812.3     968.1    1134.6    1489.4    1367.8     991.0
  Foreign government bonds               1681.4    1519.2    1321.2    1373.7    1339.7    1369.6
  Mortgage backed securities             4908.3    4857.6    5080.5    5068.6    4788.5    4601.2
  State and municipal bonds               162.8      62.9      16.7      16.2      19.1      14.8
  Preferred stocks - redeemable           188.0     160.0     174.6     179.8     175.8     171.3
  Common stocks                           567.6     424.4     463.1     399.5     419.0     423.9
  Preferred stocks-equity                  81.3      80.5      79.8      81.3      86.7      82.7
  Mortgage loans                         4434.9    4329.3    4393.1    4344.6    4570.5    4772.7
  Real estate                             499.0     459.6     488.7     471.8     449.8     280.3
  Policy loans                           1499.6    1517.1    1840.0    1842.4    1847.4    1863.2
  Other long-term investments             402.6     399.1     432.0     411.9     409.9     401.2
                                        -------   -------   -------   -------   -------   -------
       Total Investments                35271.8   35763.9   37929.5   38129.4   37362.6   36532.4
                                        -------   -------   -------   -------   -------   -------

Invest in unconsol affiliates              23.1      17.4      18.8      20.5      22.3      23.4
Cash and invested cash                   2414.1    2725.4    2433.4    2327.0    2151.1    2342.9
Property and equipment                    191.7     200.9     174.8     178.0     180.7     191.9
Premiums and fees receivable              250.8     241.6     246.2     241.8     269.0     296.0
Accrued investment income                 508.0     547.2     528.5     585.6     569.1     602.9
Assets held in separate accounts        42247.2   37559.0   43408.9   44339.4   47864.3   46228.8
Federal income taxes recoverable          188.9               204.1     286.0     478.4     457.3
Amount recoverable from reinsurers       2373.5    2454.5    3127.1    3124.5    3121.3    3315.6
Deferred acquisition costs               1749.3    1848.0    1964.4    2112.2    2398.3    2614.5
Other intangible assets                  1255.0    1241.8    1848.4    1845.4    1764.9    1760.6
Goodwill                                 1168.7    1153.1    1484.3    1404.6    1428.3    1435.0
Other                                     722.5     853.5     468.0     755.8     651.1     699.3
                                        -------   -------   -------   -------   -------   -------
       Total Assets                     88364.6   84606.2   93836.3   95350.3   98261.4   96500.7
                                        =======   =======   =======   =======   =======   =======

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves             14103.3   12993.8   16434.2   16590.3   16536.4   16760.5
  Health reserves                        2547.5    2435.4    2600.1    2562.3    2528.2    2511.3
  Unpaid claims-life and health           740.4     768.4    1043.4    1022.9    1064.9    1162.6
  Unearned premiums                        61.3      66.0      62.3      68.8      68.7      62.5
  Premium deposit funds                 19094.9   20210.3   20171.9   20027.8   20012.6   19988.9
  Participating policyholders' fund        74.8      86.3     142.7     132.6     125.7     120.2
  Other policyholders' funds              233.8     235.7     438.4     440.4     441.2     445.9
  Liab related to separate accounts     42247.2   37559.0   43408.9   44339.4   47864.3   46228.8
                                        -------   -------   -------   -------   -------   -------
       Total Ins and Inv Contr Liab     79103.1   74355.0   84301.9   85184.6   88642.1   87280.8
                                        -------   -------   -------   -------   -------   -------

Federal income taxes                                  3.0
Short-term debt                           277.1     354.4     314.6     281.8     380.2     367.7
Long-term debt                            811.8     712.0     712.2     712.1     712.1     712.0
Minority Interest - pref sec of a sub     315.0     745.0     745.0     745.0     745.0     745.0
Other liabilities                        2706.8    2909.2    2374.6    3319.3    2964.7    2733.0
                                        -------   -------   -------   -------   -------   -------
       Total Liabilities                83213.8   79078.6   88448.3   90242.9   93444.1   91838.5
                                        -------   -------   -------   -------   -------   -------

S/Hs' equity-unrealized gns (losses)-inv  469.5     773.7     552.4     254.6      (1.1)   (103.8)
S/Hs' equity-gains (losses)-derivatives
S/Hs' equity-foreign currency              51.8      59.8      49.9      30.1      20.6      40.2
S/Hs' equity-other                       4629.5    4694.1    4785.6    4822.7    4797.9    4725.8
Cumulative effect of accouting change
                                        -------   -------   -------   -------   -------   -------
       Total Shareholders' Equity        5150.8    5527.6    5387.9    5107.4    4817.4    4662.2
                                        -------   -------   -------   -------   -------   -------

       Total Liabilities
       and Shareholders' Equity         88364.6   84606.2   93836.3   95350.3   98261.4   96500.7
                                        =======   =======   =======   =======   =======   =======

Shareholders' Equity Per Share
 [Book Value, Securities at Cost]        $23.22    $23.47    $23.86    $24.04    $24.18    $24.28
                                        -------   -------   -------   -------   -------   -------
Common shares outstanding                 201.6     202.6     202.6     201.8     199.3     196.3




3/31/2001
Quarterly Balance Sheet (continued)
Unaudited [Millions of Dollars except Common Share Data]




                                            Dec       Mar       Jun       Sep       Dec       Mar
                                           1999      2000      2000      2000      2000      2001
                                        -------  --------   -------   -------   -------   -------
ASSETS

Investments
  Corporate bonds                       21119.5   21188.0   20719.1   21064.7   21249.7   21855.2
  U.S. government bonds                   538.3     572.4     566.2     575.5     542.9     536.6
  Foreign government bonds               1447.5    1416.4    1377.4    1277.7    1321.1    1240.8
  Mortgage backed securities             4404.0    4393.4    4242.4    4172.5    4160.4    4009.8
  State and municipal bonds                14.7      14.7      14.1      14.3      14.6      14.7
  Preferred stocks - redeemable           164.7     159.7     159.2     159.5     161.2     154.1
  Common stocks                           514.5     496.4     467.8     479.9     436.6     388.6
  Preferred stocks-equity                  89.5      91.3      92.2      90.3     113.1     170.9
  Mortgage loans                         4735.4    4833.9    4783.8    4767.3    4663.0    4641.2
  Real estate                             256.2     283.4     282.1     297.6     282.0     308.1
  Policy loans                           1892.4    1896.3    1914.7    1935.6    1960.9    1947.0
  Other long-term investments             401.8     428.8     438.2     470.5     463.3     477.4
                                        -------   -------   -------   -------   -------   -------
       Total Investments                35578.4   35774.6   35057.2   35305.4   35368.6   35744.5
                                        -------   -------   -------   -------   -------   -------

Invest in unconsol affiliates              25.8                (0.9)      5.8       6.4       7.3
Cash and invested cash                   1895.9    1510.1    1619.3    1435.9    1927.4    2015.2
Property and equipment                    203.8     207.7     205.5     213.8     228.2     242.1
Premiums and fees receivable              259.6     190.2     247.8     240.8     296.7     282.8
Accrued investment income                 533.2     575.0     544.0     569.2     546.4     581.9
Assets held in separate accounts        53654.2   56907.6   54924.2   54410.9   50579.9   44506.2
Federal income taxes recoverable          345.0     300.4     246.1     267.3     207.5     106.6
Amount recoverable from reinsurers       3954.3    3851.0    3775.3    3774.7    3747.7    3706.4
Deferred acquisition costs               2800.3    2870.4    2968.0    3048.0    3070.5    2963.4
Other intangible assets                  1746.5    1705.5    1646.7    1598.4    1557.0    1505.3
Goodwill                                 1423.0    1349.6    1335.4    1296.6    1286.0    1274.5
Other                                     675.7    1097.8    1279.1    1076.4    1021.6    1186.3
                                       --------  --------  --------   -------   -------   -------
       Total Assets                    103095.7  106340.0  103847.6  103243.1   99844.1  94,122.4
                                       ========  ========  ========  ========  ========  ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities
  Life and annuity reserves             17071.4   17172.1   17247.3   17500.0   17841.2   17733.0
  Health reserves                        2507.8    2547.4    2494.2    2520.2    2523.8    2534.8
  Unpaid claims-life and health          1269.8    1177.3    1204.1    1202.8    1316.6    1255.3
  Unearned premiums                        75.8      57.1      52.8      51.8      46.5      45.9
  Premium deposit funds                 19624.1   18899.3   18407.2   18072.1   17715.5   17667.1
  Participating policyholders' fund       132.0     130.7     130.4     135.4     139.4     145.0
  Other policyholders' funds              472.6     478.9     490.6     500.7     522.2     532.1
  Liab related to separate accounts     53654.2   56907.6   54924.2   54410.9   50579.9   44506.2
                                        -------  --------   -------   -------   -------   -------
       Total Ins and Inv Contr Liab     94807.7   97370.5   94950.8   94394.0   90685.1   84419.3
                                        -------  --------   -------   -------   -------   -------

Federal income taxes
Short-term debt                           460.2     474.2     355.7     330.3     312.9     415.3
Long-term debt                            712.0     712.0     712.1     712.2     712.2     712.3
Minority Interest - pref sec of a sub     745.0     745.0     745.0     745.0     745.0     745.0
Other liabilities                        2107.0    2697.9    2860.3    2522.9    2434.7    2734.2
                                        -------  --------   -------   -------   -------   -------
       Total Liabilities                98831.9  101999.6   99623.9   98704.5   94890.0   89026.0
                                        -------  --------   -------   -------   -------   -------

S/Hs' equity-unrealized gns (losses)-inv (465.7)   (411.2)   (556.6)   (337.7)     12.0     190.4
S/Hs' equity-gains (losses)-derivativ                                                         5.7
S/Hs' equity-foreign currency              30.0      22.8      21.8      19.9      21.9       4.1
S/Hs' equity-other                       4699.6    4728.9    4758.5    4856.5    4920.1    4878.6
Cumulative effect of accouting change                                                        17.6
                                        -------  --------   -------   -------   -------   -------
       Total Shareholders' Equity        4263.9    4340.4    4223.7    4538.6    4954.1    5096.4
                                        -------  --------   -------   -------   -------   -------

       Total Liabilities
       and Shareholders' Equity        103095.7  106340.0  103847.6  103243.1   99844.1  94,122.4
                                       ========  ========  ========  ========  ========  ========

Shareholders' Equity Per Share
 [Book Value, Securities at Cost]        $24.14    $24.58    $25.01    $25.43    $25.85    $25.96
                                       --------  --------   -------   -------   -------   -------
Common shares outstanding                 196.0     193.3     191.1     191.8     191.2     188.1





3/31/2001                                                                             PAGE 13
Annuities Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]


For the Year Ended December 31                   1996      1997      1998      1999      2000
                                             --------  --------  --------  --------  --------

Operating Revenue
  Premiums                                       69.8      84.2      53.9      65.2      64.3
  Surrender charges                              26.3      29.8      33.5      37.9      41.8
  Expense assessments                           276.7     367.2     459.9     536.2     628.4
  Other revenue and fees                          0.8       1.2       1.7      14.5      11.0
  Net investment income                        1385.9    1477.1    1501.6    1474.2    1393.5
                                             --------  --------  --------  --------  --------
       Operating Revenue                       1759.5    1959.5    2050.6    2128.0    2138.9
                                             --------  --------  --------  --------  --------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                    270.1     292.6     271.6     259.1     254.7
    Interest credited to policy bal.            910.3     974.4     955.2     925.2     866.1
  Underwriting, acquisition,
     insurance and other expenses               348.5     415.0     498.8     560.8     575.5
  Goodwill amortization                           0.0       0.0       2.2       2.0      (0.6)
                                             --------  --------  --------  --------  --------
     Operating Benefits and Expenses           1528.9    1682.0    1727.8    1747.1    1695.7
                                             --------  --------  --------  --------  --------

         Income from Operations Before Tax      230.6     277.5     322.8     380.9     443.2

  Federal income taxes                           56.0      54.5      60.4      81.4      81.2

                                             --------  --------  --------  --------  --------
       Income from Operations                   174.6     223.0     262.4     299.4     362.0
                                             --------  --------  --------  --------  --------

  Realized gains (losses) on investments         29.6      40.3      11.4      (7.9)     (3.4)
  Restructuring Charge
                                             --------  --------  --------  --------  --------
       Net Income                               204.3     263.3     273.8     291.5     358.6
                                             ========  ========  ========  ========  ========

Inc from Oper-Before Goodwill Amort.            174.6     223.0     264.6     301.5     361.4

Effective tax rate                              24.3%     19.6%     18.7%     21.4%     18.3%

Operating Revenue                              1759.5    1959.5    2050.6    2128.0    2138.9
Realized gains (losses) on investments           45.6      63.5      17.5     (12.1)     (5.2)
Gains(losses) on derivatives                      0.0       0.0       0.0       0.0       0.0
                                             --------  --------  --------  --------  --------
    Total Revenue                              1805.0    2023.0    2068.1    2115.8    2133.7
                                             ========  ========  ========  ========  ========

Average capital                                1334.3    1373.0    1592.6    1562.0    1601.8
Return on average capital                       13.1%     16.2%     16.5%     19.2%     22.6%






3/31/2001
                                                                                             PAGE 14
Annuities Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

                                               Jun       Sep       Dec       Mar       Jun       Sep
                                              1998      1998      1998      1999      1999      1999
                                           -------   -------   -------   -------   -------   -------
Operating Revenue
  Premiums                                    11.9      10.8      16.3      14.9      16.2      13.1
  Surrender charges                            8.8       8.3       7.6       8.6       9.3      10.1
  Expense assessments                        119.3     115.6     112.6     119.8     133.3     142.6
  Other revenue and fees                       0.6      (0.0)      1.2       3.9       3.2       0.9
  Net investment income                      377.4     373.3     372.5     373.4     370.2     364.5
                                           -------   -------   -------   -------   -------   -------
       Operating Revenue                     518.0     508.0     510.2     520.7     532.3     531.2
                                           -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                  68.7      67.5      68.9      61.9      65.0      55.0
    Interest credited to policy balances     236.8     235.6     233.6     228.2     232.9     230.1
  Underwriting, acquisition,
     insurance and other expenses            126.5     125.2     128.1     138.5     141.0     146.5
  Goodwill amortization                       (1.7)      0.5       1.1       0.5       0.4       0.6
                                           -------   -------   -------   -------   -------   -------
  Operating Benefits and Expenses            430.3     428.7     431.6     429.1     439.2     432.2
                                           -------   -------   -------   -------   -------   -------

         Income from Operations Before Tax    87.7      79.3      78.6      91.6      93.0      99.0
                                           -------   -------   -------   -------   -------   -------

  Federal income taxes                        18.4      13.8      15.4      17.2      17.1      23.6

                                           -------   -------   -------   -------   -------   -------
       Income from Operations                 69.3      65.5      63.2      74.4      75.9      75.4
                                           -------   -------   -------   -------   -------   -------

  Realized gains (losses) on investment       12.7      (9.5)      1.8       2.4       0.5      (7.0)
  Gains (losses) on derivatives                0.0       0.0       0.0       0.0       0.0       0.0
  Restructuring charges                        0.0       0.0       0.0       0.0       0.0       0.0
 Net Inc before Accounting Change             82.0      56.0      64.9      76.8      76.4      68.4
  Cumulative effect of accounting Change       0.0       0.0       0.0       0.0       0.0       0.0
                                           -------   -------   -------   -------   -------   -------
       Net Income                             82.0      56.0      64.9      76.8      76.4      68.4
                                           =======   =======   =======   =======   =======   =======

Inc from Oper-Before
    Goodwill  Amortization                    67.6      66.0      64.3      75.0      76.3      76.0

Effective tax rate                           21.0%     17.4%     19.6%     18.8%     18.4%     23.8%

Operating Revenue                            518.0     508.0     510.2     520.7     532.3     531.2
Realized gains (losses) on investments        18.0     (14.7)      2.7       3.7       0.7     (10.7)
Gains (losses) on derivatives                  0.0       0.0       0.0       0.0       0.0       0.0
                                           -------   -------   -------   -------   -------   -------
    Total Revenue                            536.0     493.3     512.9     524.4     533.0     520.5
                                           =======   =======   =======   =======   =======   =======

Average capital                             1587.5    1676.0    1521.5    1615.3    1602.4    1471.2
Return on average capital                    17.5%     15.6%     16.6%     18.4%     19.0%     20.5%



Annuities Segment
Income Statements & Operational Data (continued)
Unaudited [Millions of Dollars]



                                               Dec       Mar       Jun       Sep       Dec       Mar
                                              1999      2000      2000      2000      2000      2001
                                           -------   -------   -------   -------   -------   -------
Operating Revenue
  Premiums                                    21.0      13.3      16.8      18.0      16.2      19.1
  Surrender charges                            9.8      11.1      11.2      10.4       9.1       9.1
  Expense assessments                        140.5     155.1     155.7     163.4     154.2     141.6
  Other revenue and fees                       6.4       2.2       0.6       4.6       3.5       1.7
  Net investment income                      366.0     362.9     345.8     349.8     335.0     341.3
                                           -------   -------   -------   -------   -------   -------
       Operating Revenue                     543.7     544.6     530.1     546.2     518.1     512.8
                                           -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                  77.2      61.6      65.7      68.4      59.0      69.8
    Interest credited to policy balances     234.1     228.2     219.4     205.4     213.2     209.4
  Underwriting, acquisition,
     insurance and other expenses            134.7     144.5     139.8     147.9     143.2     134.6
  Goodwill amortization                        0.5      (1.5)      0.3       0.3       0.3       0.3
                                           -------   -------   -------   -------   -------   -------
  Operating Benefits and Expenses            446.5     432.8     425.2     421.9     415.7     414.1
                                           -------   -------   -------   -------   -------   -------

         Income from Operations Before Tax    97.2     111.8     104.8     124.2     102.3      98.7

  Federal income taxes                        23.5      23.3      20.7      21.3      15.9      16.3

       Income from Operations                 73.7      88.5      84.1     102.9      86.4      82.3

  Realized gains (losses) on investment       (3.7)      2.7       0.3      (9.1)      2.8      (1.4)
  Gains (losses) on derivatives                0.0       0.0       0.0       0.0       0.0      (0.1)
  Restructuring charges                        0.0       0.0       0.0       0.0       0.0      (0.7)
 Net Inc before Accounting Change             69.9      91.2      84.4      93.8      89.2      80.2
  Cumulative effect of accounting Change       0.0       0.0       0.0       0.0       0.0      (3.6)
                                           -------   -------   -------   -------   -------   -------
       Net Income                             69.9      91.2      84.4      93.8      89.2      76.6
                                           =======   =======   =======   =======   =======   =======

Inc from Oper-Before
    Goodwill  Amortization                    74.2      87.0      84.4     103.2      86.7      82.6

Effective tax rate                           24.2%     20.8%     19.7%     17.1%     15.6%     16.6%

Operating Revenue                            543.7     544.6     530.1     546.2     518.1     512.8
Realized gains (losses) on investments        (5.8)      4.2       0.4     (14.1)      4.2      (2.2)
Gains (losses) on derivatives                  0.0       0.0       0.0       0.0       0.0      (0.1)
                                           -------   -------   -------   -------   -------   -------
    Total Revenue                            538.0     548.7     530.5     532.1     522.3     510.4
                                           =======   =======   =======   =======   =======   =======

Average capital                             1559.0    1438.4    1647.7    1635.2    1686.0    1797.9
Return on average capital                    18.9%     24.6%     20.4%     25.2%     20.5%     18.3%






3/31/2001                                                                                         PAGE 15

Annuities Segment
Annuity Account Value Roll Forward
Unaudited [Billions of Dollars]

                                                             1996      1997      1998      1999      2000
                                                        ---------  --------  --------  --------  --------

Fixed Annuities- Bal Beg-of-Year                           14.645    17.634    17.214    18.111    18.210

  Gross Deposits                                            1.852     1.632     1.452     2.563     2.074
  Withdrawals (incl charges) & deaths                      (1.916)   (2.220)   (2.468)   (2.521)   (3.283)
                                                        ---------  --------  --------  --------  --------
      Net cash flows                                       (0.063)   (0.588)   (1.016)    0.042    (1.209)
  Transfer from (to) var annuities                         (0.688)   (1.336)   (0.356)   (0.783)   (1.329)
  Interest credited                                         0.871     0.978     0.994     0.840     0.944
  Acq of new business/companies                             2.869     0.527     1.274
                                                        ---------  --------  --------  --------  --------
     Fixed Annuities-Gross                                 17.634    17.214    18.111    18.210    16.615
Reinsurance Ceded                                          (1.816)   (1.757)   (1.606)   (1.419)   (1.173)
                                                        ---------  --------  --------  --------  --------
     Fixed Annuities-Bal End -of-Year                      15.818    15.458    16.505    16.791    15.442
                                                        ---------  --------  --------  --------  --------

     Fixed Annuities Incremental Deposits *                 1.410     1.412     1.265     2.310     1.918


Variable Annuities-Bal Beg-of-Year                         15.673    20.383    27.346    33.358    41.493

  Gross Deposits                                            2.746     2.695     2.791     2.553     3.165
  Withdrawals (incl charges) & deaths                      (1.454)   (2.038)   (3.019)   (3.760)   (4.830)
                                                        ---------  --------  --------  --------  --------
      Net cash flows                                        1.292     0.657    (0.228)   (1.207)   (1.665)
  Transfer from (to) fixed annuities                        0.689     1.335     0.389     0.787     1.320
  Invest inc & change in mkt value                          2.729     4.971     5.414     8.555    (1.721)
  Acq(sale) of new business/companies                                           0.437
                                                        ---------  --------  --------  --------  --------
     Var Annuities-Bal End-of-Year                         20.383    27.346    33.358    41.493    39.427
                                                        ---------  --------  --------  --------  --------

     Variable Annuities Incremental Deposits *              2.626     2.585     2.641     2.409     2.667


 Total Annuities - Bal Beg-of-Year                         30.318    38.017    44.561    51.469    59.704

  Gross Deposits                                            4.598     4.327     4.244     5.116     5.239
  Withdrawals (incl charges) & deaths                      (3.369)   (4.258)   (5.487)   (6.281)   (8.113)
                                                        ---------  --------  --------  --------  --------
    Net cash flows                                          1.229     0.069    (1.244)   (1.165)   (2.874)
  Transfers                                                 0.001    (0.001)    0.033     0.004    (0.009)
  Interest credited & change in mkt value                   3.600     5.949     6.408     9.395    (0.777)
  Acq of new business/companies                             2.869     0.527     1.711
                                                        ---------  --------  --------  --------  --------
     Total Gross Annuities-Bal End-of-Year                 38.017    44.561    51.469    59.704    56.043
Reinsurance Ceded                                          (1.816)   (1.757)   (1.606)   (1.419)   (1.173)
                                                        ---------  --------  --------  --------  --------
Total Annuities (Net of Ceded) - Bal End-of-Year           36.202    42.804    49.863    58.284    54.869
                                                        =========  ========  ========  ========  ========

     Total Annuities Incremental Deposits *                 4.036     3.997     3.906     4.719     4.585

     Var Ann Under Agree - Included above                                       0.649     0.719     0.941

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.





3/31/2001                                                                                                       PAGE 16

Annuities Segment
Annuity Account Value Roll Forward
Unaudited [Billions of Dollars]

                                                                 Jun       Sep       Dec       Mar       Jun       Sep
                                                                1998      1998      1998      1999      1999      1999
Fixed Annuities-Bal Beg of Quarter                            18.305    18.101    18.123    18.111    18.225    18.303

  Gross Deposits                                               0.407     0.346     0.335     0.489     0.654     0.678
  Withdrawals (incl charges) & deaths                         (0.709)   (0.578)   (0.608)   (0.579)   (0.593)   (0.567)
                                                              ------    ------    ------    ------    ------    ------
      Net cash flows                                          (0.302)   (0.233)   (0.273)   (0.090)    0.061     0.111
  Transfer from (to) var annuities                            (0.153)    0.009     0.011    (0.034)   (0.211)   (0.238)
  Interest credited                                            0.249     0.246     0.249     0.238     0.228     0.231
  Acq of new business/companies                                0.002               0.001
     Fixed Annuities-Gross                                    18.101    18.123    18.111    18.225    18.303    18.406
                                                              ------    ------    ------    ------    ------    ------
Reinsurance Ceded                                             (1.687)   (1.647)   (1.606)   (1.569)   (1.524)   (1.473)
                                                              ------    ------    ------    ------    ------    ------
     Fixed Annuities-Bal End of Quarter                       16.414    16.476    16.505    16.656    16.779    16.934
                                                              ------    ------    ------    ------    ------    ------

     Fixed Annuities Incremental Deposits *                    0.348     0.299     0.304     0.462     0.622     0.644


Variable Annuities-Bal Beg of Quarter                         32.933    33.458    29.476    33.358    34.148    37.233

  Gross Deposits                                               0.810     0.647     0.633     0.635     0.651     0.634
  Withdrawals (incl charges) & deaths                         (0.760)   (0.764)   (0.801)   (0.827)   (0.912)   (0.938)
                                                              ------    ------    ------    ------    ------    ------
      Net cash flows                                           0.050    (0.117)   (0.168)   (0.192)   (0.261)   (0.304)
  Transfer from (to) fixed annuities                           0.151    (0.016)    0.028     0.034     0.213     0.237
  Invest inc & change in mkt value                             0.324    (3.849)    5.405     0.948     3.133    (1.553)
  Acq(sale) of new business/companies                                             (1.383)
                                                              ------    ------    ------    ------    ------    ------
     Var Annuities-Bal End of Quarter                         33.458    29.476    33.358    34.148    37.233    35.613
                                                              ------    ------    ------    ------    ------    ------

     Variable Annuities Incremental Deposits                   0.768     0.615     0.585     0.606     0.622     0.589


 Total Annuities -Bal Beg of Quarter                          51.238    51.559    47.599    51.469    52.373    55.536

  Gross Deposits                                               1.217     0.993     0.968     1.124     1.305     1.312
  Withdrawals (incl charges) & deaths                         (1.469)   (1.343)   (1.409)   (1.406)   (1.505)   (1.505)
                                                              ------    ------    ------    ------    ------    ------
    Net cash flows                                            (0.252)   (0.350)   (0.441)   (0.282)   (0.200)   (0.193)
  Transfers                                                   (0.002)   (0.007)    0.039               0.002    (0.001)
  Interest credited & change in mkt value                      0.573    (3.603)    5.654     1.186     3.361    (1.322)
  Acq of new business/companies                                0.002              (1.382)
                                                              ------    ------    ------    ------    ------    ------
     Total Gross Annuities-Bal End of Quarter                 51.559    47.599    51.469    52.373    55.536    54.020
Reinsurance Ceded                                             (1.687)   (1.647)   (1.606)   (1.569)   (1.524)   (1.473)
Total Annuities (Net of Ceded) - Bal End of Qtr               49.873    45.953    49.863    50.804    54.012    52.547
                                                              ======    ======    ======    ======    ======    ======

     Total Annuities Incremental Deposits *                    1.116     0.914     0.889     1.068     1.244     1.233

     Var Ann Under Agree - Included above                      2.116     1.836     0.649     0.651     0.685     0.639


                                                                 Dec       Mar       Jun       Sep       Dec       Mar
                                                                1999      2000      2000      2000      2000      2001
Fixed Annuities-Bal Beg of Quarter                            18.406    18.210    17.615    17.200    16.930    16.615

  Gross Deposits                                               0.741     0.589     0.490     0.513     0.482     0.560
  Withdrawals (incl charges) & deaths                         (0.782)   (0.875)   (0.796)   (0.802)   (0.810)   (0.787)
                                                              ------    ------    ------    ------    ------    ------
      Net cash flows                                          (0.040)   (0.287)   (0.307)   (0.288)   (0.328)   (0.227)
  Transfer from (to) var annuities                            (0.300)   (0.550)   (0.346)   (0.217)   (0.216)   (0.014)
  Interest credited                                            0.144     0.241     0.238     0.235     0.230     0.225
  Acq of new business/companies
     Fixed Annuities-Gross                                    18.210    17.615    17.200    16.930    16.615    16.599
                                                              ------    ------    ------    ------    ------    ------
Reinsurance Ceded                                             (1.419)   (1.363)   (1.291)   (1.230)   (1.173)   (1.115)
                                                              ------    ------    ------    ------    ------    ------
     Fixed Annuities-Bal End of Quarter                       16.791    16.252    15.909    15.700    15.442    15.484
                                                              ------    ------    ------    ------    ------    ------

     Fixed Annuities Incremental Deposits *                    0.582     0.560     0.447     0.464     0.447     0.536


Variable Annuities-Bal Beg of Quarter                         35.613    41.493    44.640    43.097    42.743    39.427

  Gross Deposits                                               0.634     0.797     0.793     0.729     0.846     0.887
  Withdrawals (incl charges) & deaths                         (1.084)   (1.210)   (1.168)   (1.253)   (1.199)   (1.250)
                                                              ------    ------    ------    ------    ------    ------
      Net cash flows                                          (0.450)   (0.413)   (0.375)   (0.524)   (0.353)   (0.363)
  Transfer from (to) fixed annuities                           0.303     0.549     0.343     0.216     0.212     0.011
  Invest inc & change in mkt value                             6.027     3.011    (1.511)   (0.046)   (3.175)   (4.342)
  Acq(sale) of new business/companies
                                                              ------    ------    ------    ------    ------    ------
     Var Annuities-Bal End of Quarter                         41.493    44.640    43.097    42.743    39.427    34.733
                                                              ------    ------    ------    ------    ------    ------

     Variable Annuities Incremental Deposits                   0.592     0.732     0.699     0.586     0.650     0.683


 Total Annuities -Bal Beg of Quarter                          54.020    59.704    62.255    60.297    59.673    56.043

  Gross Deposits                                               1.375     1.386     1.283     1.242     1.328     1.447
  Withdrawals (incl charges) & deaths                         (1.865)   (2.085)   (1.964)   (2.055)   (2.009)   (2.037)
                                                              ------    ------    ------    ------    ------    ------
    Net cash flows                                            (0.490)   (0.700)   (0.682)   (0.812)   (0.681)   (0.590)
  Transfers                                                    0.003    (0.001)   (0.003)   (0.001)   (0.004)   (0.003)
  Interest credited & change in mkt value                      6.171     3.252    (1.273)    0.189    (2.945)   (4.117)
  Acq of new business/companies
                                                              ------    ------    ------    ------    ------    ------
     Total Gross Annuities-Bal End of Quarter                 59.704    62.255    60.297    59.673    56.043    51.332
Reinsurance Ceded                                             (1.419)   (1.363)   (1.291)   (1.230)   (1.173)   (1.115)
Total Annuities (Net of Ceded) - Bal End of Qtr               58.284    60.892    59.006    58.443    54.869    50.217
                                                              ======    ======    ======    ======    ======    ======

     Total Annuities Incremental Deposits *                    1.174     1.292     1.145     1.050     1.097     1.219

     Var Ann Under Agree - Included above                      0.719     0.866     0.868     0.962     0.941     0.904

*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.






3/31/2001                                                                                       PAGE 17

Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]


                                                           1996      1997      1998      1999      2000
                                                         ----------------------------------------------
Operating Revenue
  Premiums                                                 62.4      64.8     185.9     235.8     227.3
  Surrender charges                                        10.5       9.8      52.1      66.3      66.4
  Mortality assessments                                   159.7     161.2     350.1     444.6     465.2
  Expense assessments                                      27.8      28.6     146.2     165.8     191.8
  Other revenue and fees                                    6.7       9.0       2.6       9.8      14.2
  Net investment income                                   260.6     268.2     642.6     840.1     871.5
                                                         ------    ------    ------    ------    ------
      Operating Revenue                                   527.6     541.5    1379.5    1762.6    1836.4
                                                         ------    ------    ------    ------    ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                              136.5     143.6     371.2     430.5     411.5
    Div accum & div to policyholders                       24.1      20.4      70.7      81.5      80.8
    Interest credited to policy bal.                      151.9     153.0     393.1     493.8     525.4
  Underwriting, acquisition,
     insurance and other expenses                         154.1     172.1     293.1     399.1     384.8
  Goodwill amortization                                     0.1       0.1      19.7      23.4      23.7
  Interest expense                                                                        0.0       0.0
                                                         ------    ------    ------    ------    ------
     Operating Benefits and Expenses                      466.8     489.3    1147.8    1428.2    1426.3
                                                         ------    ------    ------    ------    ------

         Income from Operations Before Tax                 60.8      52.3     231.6     334.3     410.1

  Federal income taxes                                     19.6      12.4      82.4     122.3     150.1
                                                         ------    ------    ------    ------    ------
       Income from Operations                              41.2      39.9     149.2     212.0     259.9
                                                         ------    ------    ------    ------    ------

  Realized gains (losses) on investments                   10.5      (0.8)     (1.7)     (0.5)    (10.7)
  Restructuring charges                                                       (20.0)
                                                         ------    ------    ------    ------    ------
       Net Income                                          51.8      39.1     127.5     211.5     249.3
                                                         ======    ======    ======    ======    ======

Inc from Oper -Before Goodwill Amort.                      41.4      40.0     168.9     235.4     283.6

Effective tax rate                                        32.2%     23.7%     35.6%     36.6%     36.6%

Operating Revenue                                         527.6     541.5   1,379.5    1762.6    1836.4
Realized gains (losses) on investments                     21.6       3.2      (1.0)     (2.2)    (17.4)
                                                         ------    ------    ------    ------    ------
    Total Revenue                                         549.2     544.8   1,378.5    1760.4    1819.0
                                                         ======    ======    ======    ======    ======

Average capital                                           388.2     384.9    1948.0    2712.3    2640.2
Return on average capital                                 10.6%     10.4%      7.7%      7.8%      9.8%


First Year Premiums by Product (Billions)
  Lincoln Life
    Universal Life                                        0.021     0.013     0.125     0.225     0.190
    Variable Universal Life                               0.054     0.053     0.086     0.129     0.209
    Whole Life                                            0.007     0.005     0.020     0.024     0.022
    Term                                                  0.000     0.000     0.003     0.004     0.003
                                                         ------    ------    ------    ------    ------
        Subtotal                                          0.082     0.071     0.234     0.381     0.423
    Corporate Owned Life Insurance (COLI)                 0.000     0.000     0.004     0.015     0.087
                                                         ------    ------    ------    ------    ------
        Total Lincoln Life                                0.082     0.071     0.238     0.396     0.510
                                                         ------    ------    ------    ------    ------

First Penn-Pacific
    Universal Life                                        0.111     0.101     0.108     0.114     0.094
    Term                                                  0.023     0.033     0.046     0.047     0.045
                                                         ------    ------    ------    ------    ------
        Total First Penn-Pacific                          0.134     0.134     0.154     0.160     0.139
                                                         ------    ------    ------    ------    ------

    Total  Segment by Product                             0.216     0.205     0.391     0.556     0.649
                                                         ======    ======    ======    ======    ======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                                                              0.181     0.195
Lincoln Financial Distributors                                                          0.375     0.455
                                                         ------    ------    ------    ------    ------
    Total by Distribution                                 0.216     0.205     0.391     0.556     0.649
                                                         ======    ======    ======    ======    ======

Individual Life Insurance In-Force (Billions)
  Universal Life & Other                                 32.876    32.827   105.837   109.288   115.872
  Term Insurance                                         16.284    30.337    67.076    85.701   100.130
                                                         ------    ------   -------   -------   -------
    Total  Life Segment In-Force                         49.160    63.164   172.914   194.988   216.002
                                                         ======    ======   =======   =======   =======






3/31/2001                                                                                              PAGE 18

Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                   Jun       Sep       Dec       Mar       Jun       Sep
                                                       1998      1998      1998      1999      1999      1999
                                                    -------   -------   -------   -------   -------   -------
Operating Revenue
  Premiums                                             32.6      40.8      80.2      54.5      57.8      52.4
  Surrender charges                                    11.4      11.0      17.6      14.7      16.5      17.1
  Mortality assessments                                85.3      60.4     121.8     108.8     111.4     110.5
  Expense assessments                                  29.8      36.5      50.8      39.6      35.4      42.8
  Other revenue and fees                               (5.2)     (0.1)      2.5       1.9       1.6       2.4
  Net investment income                               150.1     144.8     207.5     207.9     207.8     209.6
                                                    -------   -------   -------   -------   -------   -------
       Operating Revenue                              304.1     293.4     480.4     427.4     430.6     434.9
                                                    -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                           87.6      72.0     134.9     103.6     108.7     105.4
    Div accum & div to policyholders                    8.3      18.4      26.3      20.3      21.0      19.2
    Interest credited to policy bal.                   91.3      74.7     122.0     125.8     123.0     122.8
  Underwriting, acquisition,
     insurance and other expenses                      55.0      69.4     106.6      95.7      86.5      99.1
  Goodwill amortization                                 7.4       4.0       7.1       5.9       5.0       6.4
                                                    -------   -------   -------   -------   -------   -------
     Operating Benefits and Expenses                  249.6     238.5     396.9     351.2     344.1     353.0
                                                    -------   -------   -------   -------   -------   -------

         Income from Operations Before Tax             54.5      54.9      83.5      76.1      86.5      82.0

  Federal income taxes                                 18.6      18.8      31.6      28.1      32.0      29.4
                                                    -------   -------   -------   -------   -------   -------
       Income from Operations                          35.9      36.2      51.9      48.1      54.4      52.6
                                                    -------   -------   -------   -------   -------   -------

  Realized gains (losses) on investments                4.2      (1.0)     (6.1)     (1.8)     (2.9)      1.4
  Gains (losses) on derivatives
  Restructuring charges
Net Inc before Accounting Change                       40.0      35.2      45.8      46.3      51.5      54.0
  Cumulative effect of accounting change                0.0       0.0       0.0       0.0       0.0       0.0
                                                    -------   -------   -------   -------   -------   -------
       Net Income                                      40.0      35.2      45.8      46.3      51.5      54.0
                                                    =======   =======   =======   =======   =======   =======

Inc from Oper-Before
    Goodwill  Amortization                             43.2      40.1      59.0      54.0      59.5      59.0

Effective tax rate                                    34.2%     34.1%     37.9%     36.9%     37.0%     35.9%

Operating Revenue                                     304.1     293.4     480.4     427.4     430.6     434.9
Realized gains (losses) on investments                  7.2      (0.6)     (9.7)     (3.4)     (4.4)      2.1
Gains (losses) on derivatives
                                                    -------   -------   -------   -------   -------   -------
    Total Revenue                                     311.3     292.8     470.7     424.0     426.3     437.1
                                                    =======   =======   =======   =======   =======   =======

Average capital                                      1820.5    1895.1    2527.0    2716.6    2739.4    2707.4
Return on average capital                              7.9%      7.6%      8.2%      7.1%      7.9%      7.8%


First Year Premiums by Product (Billions)
Lincoln Life
    Universal Life                                                                  0.043     0.051     0.044
    Variable Universal Life                                                         0.027     0.024     0.027
    Whole Life                                                                      0.004     0.005     0.006
    Term                                                                            0.000     0.001     0.001
                                                    -------   -------   -------   -------   -------   -------
        Subtotal                                                                    0.075     0.081     0.078
    Corporate Owned Life Insurance (COLI)                                           0.002     0.007     0.002
                                                    -------   -------   -------   -------   -------   -------
        Total Lincoln Life                            0.049     0.044     0.103     0.077     0.088     0.081
                                                    -------   -------   -------   -------   -------   -------

First Penn-Pacific
    Universal Life                                                                  0.029     0.029     0.030
    Term                                                                            0.013     0.012     0.011
                                                    -------   -------   -------   -------   -------   -------
        Total First Penn-Pacific                      0.039     0.040     0.043     0.042     0.040     0.041
                                                    -------   -------   -------   -------   -------   -------

    Total  Segment by Product                         0.088     0.084     0.147     0.119     0.128     0.121
                                                    =======   =======   =======   =======   =======   =======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                                                          0.039     0.033     0.038
Lincoln Financial Distributors                                                      0.080     0.095     0.084
                                                    -------   -------   -------   -------   -------   -------
    Total by Distribution                             0.088     0.084     0.147     0.119     0.128     0.121
                                                    =======   =======   =======   =======   =======   =======

Individual Insurance In-Force (Billions)
  Universal Life & Other                             69.249    69.785   105.837   105.090   106.047   106.945
  Term Insurance                                     45.944    52.057    67.076    73.452    78.431    81.963
                                                    -------   -------   -------   -------   -------   -------
    Total Segment In-Force                          115.193   121.842   172.914   178.542   184.478   188.908
                                                    =======   =======   =======   =======   =======   =======



For the Quarter Ended                                   Dec       Mar       Jun       Sep       Dec       Mar
                                                       1999      2000      2000      2000      2000      2001
                                                    -------   -------   -------   -------   -------   -------
Operating Revenue
  Premiums                                             71.1      53.0      56.3      50.9      67.1      50.9
  Surrender charges                                    18.0      16.2      16.5      13.8      19.9      17.2
  Mortality assessments                               113.9     112.2     114.5     116.3     122.1     124.3
  Expense assessments                                  48.0      45.3      44.1      46.9      55.5      47.4
  Other revenue and fees                                3.9       3.2       3.6       3.8       3.7       5.1
  Net investment income                               214.8     215.6     215.5     220.6     219.7     223.0
                                                    -------   -------   -------   -------   -------   -------
       Operating Revenue                              469.6     445.5     450.5     452.4     488.0     467.9
                                                    -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                          112.8      98.4      96.3      95.8     121.0      99.9
    Div accum & div to policyholders                   21.0      20.4      18.7      16.4      25.3      17.5
    Interest credited to policy bal.                  122.3     126.3     128.7     134.0     136.5     138.3
  Underwriting, acquisition,
     insurance and other expenses                     117.8      99.4     100.9      94.9      89.6      98.8
  Goodwill amortization                                 6.0       5.9       5.9       5.9       5.9       5.9
                                                    -------   -------   -------   -------   -------   -------
     Operating Benefits and Expenses                  379.9     350.3     350.6     347.0     378.4     360.5
                                                    -------   -------   -------   -------   -------   -------

         Income from Operations Before Tax             89.8      95.2      99.9     105.4     109.6     107.4

  Federal income taxes                                 32.8      34.8      37.4      38.9      39.0      38.8
                                                    -------   -------   -------   -------   -------   -------
       Income from Operations                          57.0      60.4      62.4      66.5      70.6      68.6
                                                    -------   -------   -------   -------   -------   -------

  Realized gains (losses) on investments                2.8      (2.4)     (4.0)      1.0      (5.2)     (5.4)
  Gains (losses) on derivatives                                                                          (0.0)
  Restructuring charges
Net Inc before Accounting Change                       59.7      58.1      58.4      67.4      65.4      63.2
  Cumulative effect of accounting change                0.0       0.0       0.0       0.0       0.0      (0.2)
                                                    -------   -------   -------   -------   -------   -------
       Net Income                                      59.7      58.1      58.4      67.4      65.4      62.9
                                                    =======   =======   =======   =======   =======   =======

Inc from Oper-Before
    Goodwill  Amortization                             63.0      66.3      68.4      72.4      76.5      74.5

Effective tax rate                                    36.5%     36.5%     37.5%     36.9%     35.6%     36.1%

Operating Revenue                                     469.6     445.5     450.5     452.4     488.0     467.9
Realized gains (losses) on investments                  3.4      (3.8)     (6.3)      0.8      (8.1)     (8.2)
Gains (losses) on derivatives                                                                            (0.0)
                                                    -------   -------   -------   -------   -------   -------
    Total Revenue                                     473.1     441.7     444.2     453.2     479.9     459.6
                                                    =======   =======   =======   =======   =======   =======

Average capital                                      2686.0    2655.3    2615.0    2650.5    2640.0    2729.8
Return on average capital                              8.5%      9.1%      9.6%     10.0%     10.7%     10.1%


First Year Premiums by Product (Billions)
Lincoln Life
    Universal Life                                    0.086     0.046     0.042     0.047     0.056     0.035
    Variable Universal Life                           0.052     0.042     0.043     0.052     0.072     0.053
    Whole Life                                        0.008     0.004     0.005     0.006     0.008     0.004
    Term                                              0.001     0.001     0.001     0.000     0.001     0.000
                                                    -------   -------   -------   -------   -------   -------
        Subtotal                                      0.147     0.093     0.089     0.105     0.137     0.093
    Corporate Owned Life Insurance (COLI)             0.004     0.013     0.019     0.006     0.049     0.007
                                                    -------   -------   -------   -------   -------   -------
        Total Lincoln Life                            0.151     0.105     0.109     0.111     0.186     0.100
                                                    -------   -------   -------   -------   -------   -------

First Penn-Pacific
    Universal Life                                    0.026     0.026     0.021     0.024     0.023     0.022
    Term                                              0.011     0.013     0.013     0.010     0.009     0.007
                                                    -------   -------   -------   -------   -------   -------
        Total First Penn-Pacific                      0.037     0.039     0.034     0.035     0.032     0.029
                                                    -------   -------   -------   -------   -------   -------
    Total  Segment by Product                         0.188     0.144     0.142     0.145     0.218     0.129
                                                    =======   =======   =======   =======   =======   =======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                            0.071     0.044     0.035     0.050     0.065     0.035
Lincoln Financial Distributors                        0.117     0.100     0.107     0.095     0.153     0.093
                                                    -------   -------   -------   -------   -------   -------
    Total by Distribution                             0.188     0.144     0.142     0.145     0.218     0.129
                                                    =======   =======   =======   =======   =======   =======

Individual Insurance In-Force (Billions)
  Universal Life & Other                            109.288   108.817   110.448   112.884   115.872   116.747
  Term Insurance                                     85.701    92.857    97.039    98.424   100.130   102.467
                                                    -------   -------   -------   -------   -------   -------
    Total Segment In-Force                          194.988   201.674   207.487   211.308   216.002   219.214
                                                    =======   =======   =======   =======   =======   =======








3/31/2001                                                                                             PAGE 19

Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

                                                                 1996      1997      1998      1999      2000
                                                               ----------------------------------------------
Lincoln Life
Universal Life-Bal Beg-of-Year                                  1.507     1.538     1.479     5.093     5.385

  Deposits                                                      0.160     0.136     0.527     0.861     0.819
  Withdrawals & deaths                                         (0.221)   (0.284)   (0.575)   (0.385)   (0.347)
                                                               ------    ------    ------    ------    ------
      Net cash flows                                           (0.061)   (0.148)   (0.048)    0.475     0.472
  Policyholder assessments                                                                   (0.483)   (0.518)
  Interest credited                                             0.092     0.088     0.285     0.300     0.306
  Acq of new business/companies                                 0.000     0.000     3.378     0.000     0.000
                                                               ------    ------    ------    ------    ------
     Universal Life-Bal End of Year (1)                         1.538     1.479     5.093     5.385     5.645
                                                               ------    ------    ------    ------    ------

Variable Universal Life-Bal Beg-of-Year                         0.239     0.339     0.480     1.200     1.605

  Deposits                                                      0.095     0.106     0.193     0.326     0.607
  Withdrawals & deaths                                         (0.030)   (0.040)   (0.100)   (0.099)   (0.132)
                                                               ------    ------    ------    ------    ------
      Net cash flows                                            0.065     0.065     0.093     0.228     0.475
  Policyholder assessments                                                                   (0.084)   (0.141)
  Invest inc & chg in mkt value                                 0.035     0.076     0.105     0.370    (0.130)
  Acq of new business/transfers between segments                0.000     0.000     0.522    (0.110)    0.000
                                                               ------    ------    ------    ------    ------
      Variable Universal Life - Bal End-of-Year                 0.339     0.480     1.200     1.605     1.808
                                                               ------    ------    ------    ------    ------
Interest Sensitive Whole Life - Bal Beg-of-Year                                               1.784     1.963

  Deposits                                                                          0.340     0.355     0.322
  Withdrawals & deaths                                                             (0.294)   (0.162)   (0.168)
                                                               ------    ------    ------    ------    ------
      Net cash flows                                                                0.046     0.193     0.154
  Policyholder assessments                                                                   (0.168)   (0.168)
  Interest credited                                                                 0.096     0.109     0.113
  Acq of new business/companies                                                     1.642     0.045
                                                               ------    ------    ------    ------    ------
     Int Sensitive Whole Life-Bal End-of-Year                                       1.784     1.963     2.062
                                                               ------    ------    ------    ------    ------

 Total Lincoln Life-Bal Beg-of-Year                             1.746     1.877     1.959     8.077     8.952

  Deposits                                                      0.255     0.242     1.059     1.542     1.749
  Withdrawals & deaths                                         (0.251)   (0.324)   (0.968)   (0.646)   (0.647)
                                                               ------    ------    ------    ------    ------
      Net cash flows                                            0.004    (0.082)    0.091     0.896     1.102
  Policyholder assessments                                                                   (0.734)   (0.827)
  Invest inc & chg in mkt value                                 0.127     0.164     0.486     0.778     0.289
  Acq of new business/transfers between segments                                    5.542    (0.065)
                                                               ------    ------    ------    ------    ------
     Total Lincoln Life - Bal End -of -Year                     1.877     1.959     8.077     8.952     9.516
                                                               ------    ------    ------    ------    ------
     VUL Under Agree -included above                                                0.631     0.704     0.609


First Penn-Pacific (FPP)
Universal Life-Bal Beg-of-Year                                  0.883     0.992     1.079     1.166     1.265

  Deposits                                                      0.150     0.142     0.148     0.156     0.135
  Withdrawals & deaths                                         (0.098)   (0.115)   (0.126)   (0.067)   (0.079)
                                                               ------    ------    ------    ------    ------
      Net cash flows                                            0.052     0.027     0.022     0.089     0.056
  Policyholder assessments                                                                   (0.060)   (0.065)
  Interest credited                                             0.056     0.061     0.065     0.071     0.076
                                                               ------    ------    ------    ------    ------
     FPP Universal Life-Bal End-of-Year                         0.992     1.079     1.166     1.265     1.331
                                                               ------    ------    ------    ------    ------

Total Segment- Life Insurance Account Values
Bal Beg-of-Year                                                 2.629     2.869     3.038     9.243    10.217

  Deposits                                                      0.405     0.384     1.207     1.698     1.884
  Withdrawals & deaths                                         (0.349)   (0.439)   (1.095)   (0.713)   (0.727)
                                                               ------    ------    ------    ------    ------
     Net cash flows                                             0.056    (0.056)    0.113     0.985     1.158
  Policyholder assessments                                                                   (0.795)   (0.893)
  Invest inc & change in market value                           0.183     0.225     0.551     0.849     0.364
  Acq(sale) of new business/companies                                               5.542    (0.065)
                                                               ------    ------    ------    ------    ------
     Total Segment -Bal End-of-Year                             2.869     3.038     9.243    10.217    10.847
                                                               ======    ======    ======    ======    ======

(1) Includes fixed investment option of VUL products.




3/31/2001                                                                                              PAGE 20
Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]


For the Quarter Ended                                    Jun       Sep       Dec       Mar       Jun       Sep
                                                        1998      1998      1998      1999      1999      1999
                                                      ------    ------    ------    ------    ------    ------

Lincoln Life
Universal Life-Bal Beg of Quarter                      2.907     2.939     3.013     5.093     5.183     5.219

  Deposits                                             0.114     0.095     0.223     0.194     0.199     0.198
  Withdrawals & deaths                                (0.127)   (0.063)   (0.236)   (0.050)   (0.135)   (0.091)
                                                      ------    ------    ------    ------    ------    ------
      Net cash flows                                  (0.013)    0.032    (0.013)    0.144     0.064     0.107
  Policyholder assessments                                                          (0.116)   (0.118)   (0.121)
  Interest credited                                    0.045     0.042     0.152     0.062     0.089     0.073
  Acq of new business/companies                       (0.000)              1.941     0.000               0.000
                                                      ------    ------    ------    ------    ------    ------
     Universal Life-Bal End of Quarter (1)             2.939     3.013     5.093     5.183     5.219     5.279
                                                      ------    ------    ------    ------    ------    ------

Variable Universal Life-Bal Beg of Quarter             0.576     0.608     0.561     1.200     1.177     1.298

  Deposits                                             0.035     0.035     0.095     0.077     0.068     0.074
  Withdrawals & deaths                                (0.013)   (0.013)   (0.063)   (0.011)   (0.013)   (0.049)
                                                      ------    ------    ------    ------    ------    ------
      Net cash flows                                   0.022     0.022     0.032     0.066     0.055     0.025
  Policyholder assessments                                                          (0.020)   (0.020)   (0.020)
  Invest inc & chg in mkt value                        0.010    (0.069)    0.103     0.040     0.087    (0.018)
  Acq of new business/transfers between segments                           0.504    (0.110)
                                                      ------    ------    ------    ------    ------    ------
      Variable Universal Life -Bal End of Quarter      0.608     0.561     1.200     1.177     1.298     1.285
                                                      ------    ------    ------    ------    ------    ------

Interest Sensitive Whole Life - Bal Beg of Quarter     1.695     1.730     1.729     1.784     1.865     1.895

  Deposits                                             0.073     0.086     0.116     0.083     0.073     0.086
  Withdrawals & deaths                                (0.060)   (0.116)   (0.085)   (0.039)   (0.030)   (0.044)
                                                      ------    ------    ------    ------    ------    ------
      Net cash flows                                   0.013    (0.030)    0.031     0.044     0.044     0.043
  Policyholder assessments                                                          (0.039)   (0.039)   (0.042)
  Interest credited                                    0.022     0.029     0.024     0.030     0.025     0.027
  Acq of new business/companies                                                      0.045
                                                      ------    ------    ------    ------    ------    ------
     Int Sensitive Whole Life-Bal End of Quarter       1.730     1.729     1.784     1.865     1.895     1.922
                                                      ------    ------    ------    ------    ------    ------

 Total Lincoln Life -Bal Beg of Quarter                5.178     5.276     5.303     8.077     8.225     8.412

  Deposits                                             0.222     0.216     0.433     0.354     0.340     0.358
  Withdrawals & deaths                                (0.200)   (0.192)   (0.383)   (0.100)   (0.178)   (0.184)
                                                      ------    ------    ------    ------    ------    ------
      Net cash flows                                   0.022     0.024     0.050     0.254     0.163     0.175
  Policyholder assessments                                                          (0.174)   (0.176)   (0.183)
  Invest inc & chg in mkt value                        0.077     0.003     0.279     0.132     0.201     0.082
  Acq of new business/transfers between segments      (0.000)              2.445    (0.065)
                                                      ------    ------    ------    ------    ------    ------
     Total Lincoln Life - Bal End of Quarter           5.276     5.303     8.077     8.225     8.412     8.485
                                                      ------    ------    ------    ------    ------    ------

     VUL Under Agree -included above                   0.040     0.044     0.631     0.699     0.770     0.681


First Penn-Pacific (FPP)
Universal Life-Bal Beg of Quarter                      1.098     1.118     1.140     1.166     1.191     1.215

  Deposits                                             0.037     0.038     0.041     0.040     0.039     0.041
  Withdrawals & deaths                                (0.034)   (0.032)   (0.032)   (0.017)   (0.017)   (0.019)
                                                      ------    ------    ------    ------    ------    ------
      Net cash flows                                   0.003     0.006     0.009     0.023     0.022     0.022
  Policyholder assessments                                                          (0.015)   (0.015)   (0.015)
  Interest credited                                    0.016     0.016     0.017     0.017     0.017     0.018
                                                      ------    ------    ------    ------    ------    ------
     FPP Universal Life-Bal End of Quarter             1.118     1.140     1.166     1.191     1.215     1.240
                                                      ------    ------    ------    ------    ------    ------


Total Segment- Life Insurance Account Values
Bal Beg of Quarter                                     6.276     6.394     6.443     9.243     9.416     9.628

  Deposits                                             0.259     0.254     0.475     0.394     0.379     0.399
  Withdrawals & deaths                                (0.233)   (0.224)   (0.415)   (0.117)   (0.195)   (0.202)
                                                      ------    ------    ------    ------    ------    ------
      Net cash flows                                   0.025     0.030     0.060     0.277     0.185     0.197
  Policyholder assessments                                                          (0.189)   (0.192)   (0.198)
  Invest inc & change in market value                  0.093     0.019     0.295     0.149     0.219     0.100
  Acq(sale) of new business/companies                 (0.000)    0.000     2.445    (0.065)    0.000     0.000
                                                      ------    ------    ------    ------    ------    ------
     Total Segment -Bal End of Quarter                 6.394     6.443     9.243     9.416     9.628     9.726
                                                      ======    ======    ======    ======    ======    ======


For the Quarter Ended                                   Dec       Mar       Jun       Sep       Dec       Mar
                                                       1999      2000      2000      2000      2000      2001
                                                     ------    ------    ------    ------    ------    ------

Lincoln Life
Universal Life-Bal Beg of Quarter                     5.279     5.385     5.449     5.486     5.562     5.645

  Deposits                                            0.270     0.216     0.181     0.192     0.231     0.194
  Withdrawals & deaths                               (0.110)   (0.097)   (0.093)   (0.064)   (0.093)   (0.069)
                                                     ------    ------    ------    ------    ------    ------
      Net cash flows                                  0.160     0.118     0.088     0.128     0.139     0.125
  Policyholder assessments                           (0.129)   (0.129)   (0.127)   (0.129)   (0.133)   (0.131)
  Interest credited                                   0.075     0.075     0.076     0.077     0.078     0.078
  Acq of new business/companies                       0.000
                                                     ------    ------    ------    ------    ------    ------
     Universal Life-Bal End of Quarter (1)            5.385     5.449     5.486     5.562     5.645     5.718
                                                     ------    ------    ------    ------    ------    ------

Variable Universal Life-Bal Beg of Quarter            1.285     1.605     1.771     1.764     1.812     1.808

  Deposits                                            0.107     0.112     0.128     0.123     0.245     0.136
  Withdrawals & deaths                               (0.025)   (0.019)   (0.028)   (0.037)   (0.048)   (0.049)
                                                      ------    ------    ------    ------    ------    ------
      Net cash flows                                  0.082     0.093     0.100     0.085     0.197     0.087
  Policyholder assessments                           (0.024)   (0.032)   (0.033)   (0.036)   (0.041)   (0.041)
  Invest inc & chg in mkt value                       0.262     0.105    (0.074)   (0.001)   (0.160)   (0.221)
  Acq of new business/transfers between segments      0.000     0.000
                                                     ------    ------    ------    ------    ------    ------
      Variable Universal Life -Bal End of Quarter     1.605     1.771     1.764     1.812     1.808     1.633
                                                     ------    ------    ------    ------    ------    ------

Interest Sensitive Whole Life - Bal Beg of Quarter    1.922     1.963     1.970     1.993     2.026     2.062

  Deposits                                            0.113     0.060     0.071     0.079     0.113     0.056
  Withdrawals & deaths                               (0.050)   (0.042)   (0.037)   (0.033)   (0.056)   (0.041)
                                                     ------    ------    ------    ------    ------    ------
      Net cash flows                                  0.062     0.018     0.034     0.045     0.057     0.014
  Policyholder assessments                           (0.048)   (0.039)   (0.040)   (0.040)   (0.050)   (0.037)
  Interest credited                                   0.026     0.028     0.028     0.027     0.029     0.028
  Acq of new business/companies
                                                     ------    ------    ------    ------    ------    ------
     Int Sensitive Whole Life-Bal End of Quarter      1.963     1.970     1.993     2.026     2.062     2.068
                                                     ------    ------    ------    ------    ------    ------

 Total Lincoln Life -Bal Beg of Quarter               8.485     8.952     9.190     9.242     9.400     9.516

  Deposits                                            0.490     0.387     0.380     0.393     0.589     0.386
  Withdrawals & deaths                               (0.185)   (0.158)   (0.158)   (0.135)   (0.196)   (0.159)
                                                     ------    ------    ------    ------    ------    ------
      Net cash flows                                  0.305     0.229     0.222     0.258     0.392     0.226
  Policyholder assessments                           (0.201)   (0.199)   (0.200)   (0.205)   (0.224)   (0.209)
  Invest inc & chg in mkt value                       0.363     0.208     0.030     0.104    (0.053)   (0.114)
  Acq of new business/transfers between segments
                                                     ------    ------    ------    ------    ------    ------
     Total Lincoln Life - Bal End of Quarter          8.952     9.190     9.242     9.400     9.516     9.419
                                                     ------    ------    ------    ------    ------    ------

     VUL Under Agree -included above                  0.704     0.743     0.707     0.698     0.609     0.527


First Penn-Pacific (FPP)
Universal Life-Bal Beg of Quarter                     1.240     1.265     1.280     1.296     1.317     1.331

  Deposits                                            0.036     0.036     0.031     0.035     0.033     0.032
  Withdrawals & deaths                               (0.014)   (0.024)   (0.018)   (0.016)   (0.021)   (0.022)
                                                     ------    ------    ------    ------    ------    ------
      Net cash flows                                  0.022     0.013     0.013     0.019     0.012     0.011
  Policyholder assessments                           (0.015)   (0.016)   (0.016)   (0.017)   (0.017)   (0.016)
  Interest credited                                   0.018     0.019     0.019     0.019     0.019     0.020
                                                     ------    ------    ------    ------    ------    ------
     FPP Universal Life-Bal End of Quarter            1.265     1.280     1.296     1.317     1.331     1.345
                                                     ------    ------    ------    ------    ------    ------


Total Segment- Life Insurance Account Values
Bal Beg of Quarter                                    9.726    10.217    10.470    10.538    10.716    10.847

  Deposits                                            0.526     0.424     0.411     0.428     0.622     0.418
  Withdrawals & deaths                               (0.199)   (0.182)   (0.176)   (0.151)   (0.218)   (0.181)
                                                     ------    ------    ------    ------    ------    ------
      Net cash flows                                  0.327     0.242     0.235     0.277     0.404     0.237
  Policyholder assessments                           (0.216)   (0.215)   (0.216)   (0.221)   (0.241)   (0.225)
  Invest inc & change in market value                 0.381     0.227     0.048     0.123    (0.033)   (0.094)
  Acq(sale) of new business/companies                 0.000     0.000     0.000     0.000     0.000     0.000
                                                     ------    ------    ------    ------    ------    ------
     Total Segment -Bal End of Quarter               10.217    10.470    10.538    10.716    10.847    10.764
                                                     ======    ======    ======    ======    ======    ======

(1) Includes fixed investment option of VUL products.







3/31/2001                                                                                             PAGE 21

Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]


For the Year Ended December 31                                   1996      1997      1998      1999      2000
                                                               ------    ------    ------    ------    ------
Operating Revenue
  Life and annuity premiums                                     472.2     466.7     592.0     743.1     968.5
  Health premiums                                               775.6     566.1     628.6     692.3     404.6
  Surrender charges                                               2.7       3.4       3.3       2.8       3.7
  Mortality assessments                                           0.0       0.0       0.7       0.7       0.0
  Expense assessments                                             0.0       0.0       0.3       0.3      (0.0)
  Other revenue and fees                                         28.7      35.5      39.3      64.6      72.7
  Net investment income                                         264.2     287.9     312.5     314.1     317.8
  Equity earnings in unconsol affiliates                          0.0       2.1       3.3       5.8       2.1
                                                               ------    ------    ------    ------    ------
      Operating Revenue                                        1543.3    1361.6    1580.0    1823.6    1769.4
                                                               ------    ------    ------    ------    ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits                            305.7     321.4     452.2     530.6     716.1
    Div accum & div to policyholders                              9.3       9.3       7.3       6.9       6.7
    Interest credited to policy bal.                             40.3      50.3      44.1      47.3      42.2
    Health policy benefits                                      658.6     824.4     556.3     646.5     434.8
  Underwriting, acquisition,
    insurance and other expenses                                413.0     387.4     359.5     531.2     379.8
  Goodwill amortization                                           0.0       0.0       0.0       0.4       1.8
  Interest on notes payable                                       2.9                 0.0       1.0      11.2
                                                               ------    ------    ------    ------    ------
       Operating Benefits and Expenses                         1429.7    1592.9    1419.3    1763.9    1592.6
                                                               ------    ------    ------    ------    ------

         Income from Operations Before Tax                      113.5    (231.3)    160.7      59.8     176.8

  Federal income taxes                                           38.7     (81.2)     55.8      19.2      54.4
                                                               ------    ------    ------    ------    ------
       Income from Operations (1)                                74.8    (150.1)    104.9      40.6     122.4

  Realized gains (losses) on investments                         12.0      16.3      (2.6)      3.7      (0.7)
  Restructuring charges                                                                        (3.2)      0.7
                                                               ------    ------    ------    ------    ------
       Net Income (1)                                            86.8    (133.8)    102.3      41.1     122.4
                                                               ======    ======    ======    ======    ======
Inc from Oper-Before Goodwill Amort.                             74.8    (150.1)    104.9      40.9     124.1

Effective tax rate                                              34.1%     35.1%     34.7%     32.1%     30.8%

Operating Revenue                                              1543.3    1361.6    1580.0    1823.6    1769.4
Realized gains (losses) on investments                           18.5      25.2      (3.5)      5.7      (1.0)
                                                               ------    ------    ------    ------    ------
    Total Revenue                                              1561.8    1386.9    1576.5    1829.4    1768.5
                                                               ======    ======    ======    ======    ======
Revenue by Source
Individual Markets                                              468.1     503.9     633.6     814.1    1053.4
Group Markets                                                   158.7     131.6     130.6     168.0     318.0
Financial Reinsurance                                           531.1     365.2     279.3     344.5     127.3
Other                                                            20.0      26.5       8.5      (5.0)     12.7
                                                               ------    ------    ------    ------    ------
     Total Revenue, Excl Exited Businesses                     1177.9    1027.2    1052.0    1321.6    1511.4
Exited Businesses Under Management (2)                          383.9     359.6     524.6     507.7     257.1
                                                               ------    ------    ------    ------    ------
     Total Revenue                                             1561.8    1386.9    1576.5    1829.4    1768.5
                                                               ======    ======    ======    ======    ======
Income from Operations by Source
Individual Markets                                               49.8      71.9      83.5      91.9      90.6
Group Markets                                                    10.2       3.3       1.6      (1.6)      7.5
Financial Reinsurance                                            17.5      15.5      17.1      21.7      20.3
Other                                                            (2.0)     (2.0)     (3.4)     (4.4)     (7.7)
                                                               ------    ------    ------    ------    ------
     Inc from Oper, Excl Exited Businesses                       75.6      88.7      98.8     107.6     110.7
Exited Businesses Under Management (2)                           (0.8)   (238.8)      6.1     (67.0)     11.7
                                                               ------    ------    ------    ------    ------
     Inc from Operations (1)                                     74.8    (150.1)    104.9      40.6     122.4
                                                               ======    ======    ======    ======    ======

Risk Premium (3)                                                362.4     384.1     451.5     543.7     675.5

Individual Life Sales
 [Billions of Dollars]                                           26.6      39.5      78.1     116.8     139.5

Ind Life In-Force                                               130.8     153.1     213.6     306.6     407.4
Group Life In-Force                                              30.1      30.4      36.7      34.2      29.3
                                                               ------    ------    ------    ------    ------
  Total Life In-Force                                           160.9     183.5     250.3     340.8     436.7
[Billions of Dollars]                                          ======    ======    ======    ======    ======


Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                                  93.0      84.9      87.8      88.9      97.8
 Employer Stop Loss-
   Loss Ratio                                                    67.6      52.8      77.7      84.3      74.0
   Combined Ratio                                                93.3      84.7     108.4     115.0      99.4

Average Capital                                                 651.7     788.4     950.3    1053.0    1062.0
Average Capital, Excl Exited Business                           389.6     459.1     486.1     603.1     744.2
Return on Average Capital, Excl Exit Businesses                 19.4%     19.3%     20.3%     17.8%     14.9%


(1) 1999 and 1997 income includes special charges of $65.4 million and $243.7 million, respectively.
(2) Exited Businesses Under Mgmt incl. disability inc., HMO excess-of-loss, carrier medical, personal accident and Seguros Serfin Lincoln (through March 2000).
(3) Risk premium is an internal measure used to gauge the earnings power of the Individual Markets segment and is equal to total operating revenue less commissions, investment income on surplus, and that portion of revenue required to fund policy reserves.







3/31/2001                                                                                     PAGE 22

Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                           Jun       Sep       Dec       Mar       Jun       Sep
                                               1998      1998      1998      1999      1999      1999
                                              ---------------------------------------------------------
Operating Revenue
  Life and annuity premiums                   124.1     146.4     200.1     172.0     173.1     166.2
  Health premiums                             169.6     154.5     163.5     153.3     158.7     148.3
  Surrender charges                             0.3       1.6       0.9       1.2       0.4       0.6
  Mortality assessments                                             0.7       0.7       0.1       0.0
  Expense assessments                                               0.3       0.4      (0.0)      0.0
  Other revenue and fees                        4.4      13.2      12.3      11.0      13.6       7.5
  Net investment income                        77.9      78.6      79.7      79.0      78.6      80.1
  Equity earnings in unconsol affiliates        0.7      (0.2)      1.3       1.6       1.1       1.2
                                            -------  --------  --------  --------  --------  --------
       Operating Revenue                      377.1     394.0     458.8     419.1     425.5     404.0
                                            -------  --------  --------  --------  --------  --------
Operating Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits           87.8      91.1     192.4     124.3     123.0     108.8
    Div accum & div to policyholders            1.6       2.3       1.6       1.3       1.5       1.9
    Interest credited to policy bal.            7.1      14.6      12.2       8.9      10.9       6.0
    Health policy benefits                    156.4     139.7     129.0     143.5     161.7     187.4
  Underwriting, acquisition,
    insurance and other expenses               87.9     102.1      85.1      89.0      92.7      94.9
  Goodwill amortization                         0.0       0.0       0.0      (0.0)     (0.8)      0.8
  Interest on notes payable                                         0.0       0.0       0.0       0.0
                                            -------  --------  --------  --------  --------  --------
    Operating Benefits and Expenses           340.9     349.7     420.3     366.9     389.1     399.7
                                            -------  --------  --------  --------  --------  --------

         Income from Operations Before Tax     36.2      44.3      38.4      52.2      36.5       4.3

  Federal income taxes                         12.8      15.2      13.1      18.4      12.8       1.7
                                            -------  --------  --------  --------  --------  --------
       Income from Operations (1)              23.5      29.1      25.3      33.8      23.7       2.6
                                            -------  --------  --------  --------  --------  --------

  Realized gains (losses) on investments        1.2      (5.1)     (1.4)      0.7       0.3       0.3
  Gains (losses) on derivatives
  Restructuring charges                                                                          (3.2)
Net Inc before Accounting Change               24.6      24.0      23.9      34.5      24.0      (0.3)
  Cumulative effect of accounting change        0.0       0.0       0.0       0.0       0.0       0.0
                                            -------  --------  --------  --------  --------  --------
       Net Income (1)                          24.6      24.0      23.9      34.5      24.0      (0.3)
                                            =======  ========  ========  ========  ========  ========
Inc from Oper -Before
    Goodwill  Amortization                     23.5      29.1      25.3      33.7      22.8       3.4

Effective tax rate                            35.3%     34.3%     34.2%     35.3%     35.2%     39.5%

Operating Revenue                             377.1     394.0     458.8     419.1     425.5     404.0
Realized gains (losses) on investments          2.5      (8.5)     (1.8)      1.2       0.4       0.4
Gains (losses) on derivatives
                                            -------  --------  --------  --------  --------  --------
    Total Revenue                             379.6     385.6     456.9     420.3     425.9     404.4
                                            =======  ========  ========  ========  ========  ========

Revenue by Source (Including Investment
    Gains/Losses)
Individual Markets                            131.4     153.8     214.3     187.9     191.4     182.0
Group Markets                                  32.4      35.9      33.0      36.5      37.1      38.4
Financial Reinsurance                          73.3      75.0      58.4      80.6      81.9      72.5
Other                                           2.9       2.5      (1.4)     (2.7)     (1.6)     (1.0)
                                            -------  --------  --------  --------  --------  --------
     Total Revenue, Excl Exited Businesses    240.1     267.2     304.4     302.2     308.8     291.9
Exited Businesses Under Management (2)        139.5     118.4     152.5     118.1     117.2     112.5
                                            -------  --------  --------  --------  --------  --------
     Total Revenue                            379.6     385.6     456.9     420.3     425.9     404.4
                                            =======  ========  ========  ========  ========  ========


Income from Operations by Source
Individual Markets                             15.0      23.2      26.6      25.4      21.3      24.9
Group Markets                                  (0.4)      1.4       0.1       0.9       0.4      (1.3)
Financial Reinsurance                           3.5       4.7       5.5       7.3       4.7       4.2
Other                                          (0.7)     (1.1)     (0.5)     (1.1)     (1.1)     (0.7)
                                            -------  --------  --------  --------  --------  --------
     Inc from Oper, Excl Exited Businesses     17.3      28.1      31.6      32.5      25.4      27.1
Exited Businesses Under Management (2)          6.2       1.0      (6.4)      1.3      (1.7)    (24.4)
                                            -------  --------  --------  --------  --------  --------
     Income from Operations                    23.5      29.1      25.3      33.8      23.7       2.6
                                            =======  ========  ========  ========  ========  ========


Risk Premium (3)                              102.9     104.5     144.1     130.4     128.4     129.0

Individual Life Sales
 [Billions of Dollars]                         11.8      16.5      40.2      18.5      20.0      28.8

Ind Life In-Force                             166.9     178.3     213.6     225.1     240.0     261.5
Group Life In-Force                            33.1      35.3      36.7      38.3      38.5      35.6
                                            -------  --------  --------  --------  --------  --------
  Total Life In-Force                         200.0     213.6     250.3     263.4     278.5     297.1
                                            =======  ========  ========  ========  ========  ========

 [Billions of Dollars]

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                90.6      78.0      94.3      85.8      88.9      81.7
Employer Stop Loss-
Loss Ratio                                     63.5      66.3     114.3      68.5      81.0     100.8
Combined Ratio                                 96.5      98.7     141.8     100.8     119.1     133.1


Average Capital                               915.8    1002.7    1003.2    1078.4    1048.6    1040.3
Average Capital, Excl Exited Business         474.3     488.3     507.8     571.4     577.8     615.1
Return on Average Capital,
   Excluding Exited Business                  14.6%     23.0%     24.9%     22.8%     17.6%     17.6%




For the Quarter Ended                            Dec       Mar       Jun        Sep       Dec       Mar
                                                1999      2000      2000       2000      2000      2001
                                            -----------------------------------------------------------
                                                                     >
Operating Revenue
  Life and annuity premiums                    231.9     227.4     229.1      238.9     273.2     320.0
  Health premiums                              232.0      57.0     142.6      116.5      88.6     104.2
  Surrender charges                              0.7       0.6       1.4        0.9       0.8       0.9
  Mortality assessments                         (0.2)      0.0       0.0        0.0       0.0       0.0
  Expense assessments                           (0.2)     (0.0)     (0.0)      (0.0)     (0.0)     (0.0)
  Other revenue and fees                        32.4      16.3      12.6       22.5      21.3      11.6
  Net investment income                         76.4      90.4      73.0       77.9      76.5      77.2
  Equity earnings in unconsol affiliates         1.8       1.0       0.2        0.2       0.6       0.9
                                            --------  --------  --------   --------  --------  --------
       Operating Revenue                       575.0     392.6     459.0      456.9     461.0     514.8
                                            --------  --------  --------   --------  --------  --------
Operating Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits           174.5     165.4     173.5      178.0     199.2     229.4
    Div accum & div to policyholders             2.2       1.3       1.5        1.8       2.1       1.4
    Interest credited to policy bal.            21.5       9.0       8.6       12.8      11.9       9.1
    Health policy benefits                     153.9     110.0     117.5      119.0      88.2      97.5
  Underwriting, acquisition,
    insurance and other expenses               254.6      59.8     116.9      100.1     102.9     103.7
  Goodwill amortization                          0.4       0.4       0.4        0.4       0.4       0.4
  Interest on notes payable                      1.0       2.3       2.7        3.0       3.2       2.8
                                            --------  --------  --------   --------  --------  --------
    Operating Benefits and Expenses            608.2     348.3     421.1      415.2     407.9     444.3
                                            --------  --------  --------   --------  --------  --------

         Income from Operations Before Tax     (33.2)     44.4      37.8       41.6      53.0      70.4

  Federal income taxes                         (13.8)     12.2      12.2       13.6      16.5      23.6
                                            --------  --------  --------   --------  --------  --------
       Income from Operations (1)              (19.5)     32.1      25.7       28.1      36.5      46.8
                                            --------  --------  --------   --------  --------  --------

  Realized gains (losses) on investments         2.4       1.2      (1.1)      (2.2)      1.4      (4.6)
  Gains (losses) on derivatives                                                                     0.0
  Restructuring charges                                                                   0.7
Net Inc before Accounting Change               (17.0)     33.3      24.6       25.9      38.6      42.2
  Cumulative effect of accounting change         0.0       0.0       0.0        0.0       0.0      (0.1)
                                            --------  --------  --------   --------  --------  --------
       Net Income (1)                          (17.0)     33.3      24.6       25.9      38.6      42.0
                                            ========  ========  ========   ========  ========  ========
Inc from Oper -Before
    Goodwill  Amortization                     (19.0)     32.5      26.1       28.5      37.0      47.2

Effective tax rate                             41.4%     27.6%     32.1%      32.6%     31.1%     33.6%

Operating Revenue                              575.0     392.6     459.0      456.9     461.0     514.8
Realized gains (losses) on investments           3.7       1.9      (1.7)      (3.4)      2.2      (7.1)
Gains (losses) on derivatives                                                                       0.0
                                            --------  --------  --------   --------  --------  --------
    Total Revenue                              578.7     394.5     457.3      453.5     463.2     507.7
                                            ========  ========  ========   ========  ========  ========

Revenue by Source (Including Investment
    Gains/Losses)
Individual Markets                             252.9     246.8     249.2      262.4     295.0     340.7
Group Markets                                   56.0      87.7      75.6       77.5      77.2      84.9
Financial Reinsurance                          109.5      34.6      29.8       29.4      33.6      24.8
Other                                            0.3       3.1       2.5        3.9       3.2       3.8
                                            --------  --------  --------    --------  --------  --------
     Total Revenue, Excl Exited Businesses     418.7     372.2     357.1      373.1     409.0     454.2
Exited Businesses Under Management (2)         159.9      22.4     100.2       80.3      54.2      53.5
                                            --------  --------  --------   --------  --------  --------
     Total Revenue                             578.7     394.5     457.3      453.5     463.2     507.7
                                            ========  ========  ========   ========  ========  ========


Income from Operations by Source
Individual Markets                              20.2      19.2      22.6       20.5      28.3      39.5
Group Markets                                   (1.7)      1.0       1.2        1.5       3.7       2.5
Financial Reinsurance                            5.5       7.2       4.0        4.5       4.6       3.7
Other                                           (1.4)     (1.7)     (1.6)      (1.1)     (3.3)     (1.1)
                                            --------  --------  --------   --------  --------  --------
     Inc from Oper, Excl Exited Businesses      22.6      25.7      26.3       25.4      33.4      44.6
Exited Businesses Under Management (2)         (42.1)      6.4      (0.6)       2.7       3.1       2.2
                                            --------  --------  --------   --------  --------  --------
     Income from Operations                    (19.5)     32.1      25.7       28.1      36.5      46.8
                                            ========  ========  ========   ========  ========  ========


Risk Premium (3)                               155.8     152.9     158.5      179.0     185.1     229.0

Individual Life Sales
 [Billions of Dollars]                          49.6      30.0      37.2       37.2      35.2      30.9

Ind Life In-Force                              306.6     325.9     354.0      381.4     407.4     426.2
Group Life In-Force                             34.2      32.5      30.5       31.2      29.3      27.2
                                            --------  --------  --------   --------  --------  --------
  Total Life In-Force                          340.8     358.4     384.4      412.6     436.7     453.4
                                            ========  ========  ========   ========  ========  ========

 [Billions of Dollars]

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                 97.2      99.5      96.9      101.2      93.9      88.7
Employer Stop Loss-
Loss Ratio                                      84.5      74.7      72.6       76.5      72.0      71.4
Combined Ratio                                 111.8      99.8     100.8      100.9      95.9      95.8


Average Capital                               1044.5    1058.6    1022.7     1058.7    1108.0    1083.6
Average Capital, Excl Exited Business          648.0     692.7     732.7      761.1     790.1     778.3
Return on Average Capital,
   Excluding Exited Business                   14.0%     14.8%     14.3%      13.3%     16.9%     22.9%


(1) Third quarter 1999  and fourth quarter 1999 income includes special charges of $25.0 million and
    $40.4 million, respectively. The first quarter 2001 includes $25.5 million for a change in estimate of premiums receivable.
(2) Exited Businesses Under Mgmt incl. disability inc., HMO excess-of-loss, carrier medical, personal accident and Seguros Serfin Lincoln (through March 2000).
(3) Risk premium is an internal measure used to gauge the earnings power of the Individual Markets segment and is equal to total Revenue by Source (Including Investment operating revenue less commissions, investment income on surplus, and that portion of revenue required to fund policy reserves. Gains/Losses) The risk premium for the first quarter 2001, includes the effect of the change in estimate for premiums receivable.




3/31/2001                                                                                                  PAGE 23
Investment Management
Income Statements
Unaudited [Millions of Dollars]


For the Year Ended December 31                                        1996      1997      1998      1999      2000
                                                                   -------   -------   -------   -------   -------
Operating Revenue
  Investment advisory fees - External                                199.8     229.9     249.0     248.6     231.6
  Investment advisory fees - Insurance Assets                         65.7      68.5      82.5      83.6      88.9
  Other revenue and fees                                              59.3      76.3      92.5     106.6     115.9
  Net investment income                                               75.8      72.8      67.0      56.9      57.7
                                                                   -------   -------   -------   -------   -------

       Operating Revenue                                             400.6     447.5     491.0     495.6     494.2
                                                                   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                     350.1     396.1     401.5     384.3     408.7
  Goodwill amortization                                               13.7      15.5      16.3      16.2      16.2
  Interest on notes payable                                            0.0       0.1       0.4       0.0       0.0
                                                                   -------   -------   -------   -------   -------

     Operating Benefits and Expenses                                 363.8     411.8     418.2     400.5     425.0
                                                                   -------   -------   -------   -------   -------
         Income from Operations Before Tax                            36.8      35.8      72.8      95.1      69.2

  Federal income taxes                                                18.2      17.7      28.9      34.1      25.1
                                                                   -------   -------   -------   -------   -------

       Income from Operations                                         18.6      18.1      43.9      61.0      44.1
                                                                   -------   -------   -------   -------   -------

  Realized gains (losses) on investments                               6.4       7.0       0.5      (0.1)     (2.5)
  Restructuring Charges                                                                             (9.2)     (4.6)
                                                                   -------   -------   -------   -------   -------
       Net Income                                                     25.0      25.1      44.4      51.6      37.0
                                                                   =======   =======   =======   =======   =======

Income from Operations- Before Goodwill Amortization                  32.4      33.6      60.3      77.2      60.3
Income from Operations - Before Goodwill & Intang. Amort              42.6      45.2      72.6      88.7      70.9
                                                                   -------   -------   -------   -------   -------

Operating Revenue                                                    400.6     447.5     491.0     495.6     494.2
Realized gains (losses) on investments                                 9.9      11.6       0.9      (0.1)     (3.9)
                                                                   -------   -------   -------   -------   -------
    Total Revenue                                                    410.5     459.1     491.9     495.5     490.3
                                                                   =======   =======   =======   =======   =======

  Average Capital (Securities at Cost)                               646.1     653.3     642.3     593.9     575.2
  Return on Capital (1)                                               2.9%      2.8%      6.8%     10.3%      7.7%





For the Quarter Ended                                        Jun       Sep       Dec       Mar       Jun       Sep
                                                            1998      1998      1998      1999      1999      1999
                                                         -------   -------   -------   -------   -------   -------

Operating Revenue
  Investment advisory fees - External                       64.9      58.3      62.5      65.1      62.5      60.7
  Investment advisory fees - Insurance Assets               20.7      20.5      20.8      21.0      20.7      19.9
  Other revenue and fees                                    22.9      22.4      24.9      25.6      26.3      24.9
  Net investment income                                     16.9      15.8      16.7      14.9      14.1      13.9
                                                         -------   -------   -------   -------   -------   -------

 Operating Revenue                                         125.3     117.0     124.9     126.6     123.6     119.3
                                                         -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                           101.6      99.0      98.5      97.8      97.3      92.8
  Goodwill amortization                                      4.1       4.1       4.1       4.1       4.1       4.1
  Interest on notes payable                                  0.1       0.1       0.0       0.0       0.0       0.0
                                                         -------   -------   -------   -------   -------   -------

    Operating Benefits & Expenses                          105.8     103.2     102.6     101.9     101.4      96.8
                                                         -------   -------   -------   -------   -------   -------

         Income from Operations Before Tax                  19.5      13.8      22.3      24.7      22.2      22.5

  Federal income taxes                                       7.8       6.4       7.7       9.4       7.9       7.7
                                                         -------   -------   -------   -------   -------   -------

       Income from Operations                               11.7       7.4      14.6      15.4      14.3      14.7
                                                         -------   -------   -------   -------   -------   -------

  Realized gains (losses) on investments                     0.4      (3.7)      1.8       0.2      (0.3)     (0.3)
  Gains (losses) on derivatives                              0.0       0.0       0.0       0.0       0.0       0.0
  Restructuring Charges                                      0.0       0.0       0.0     (12.1)      0.0       0.0
                                                         -------   -------   -------   -------   -------   -------
Net Inc before Accounting Change                            12.2       3.6      16.4       3.4      14.0      14.4
  Cumulative effect of accounting change                     0.0       0.0       0.0       0.0       0.0       0.0
                                                         -------   -------   -------   -------   -------   -------
       Net Income                                           12.2       3.6      16.4       3.4      14.0      14.4
                                                         =======   =======   =======   =======   =======   =======

Inc from Oper -Before
    Goodwill  Amortization                                  15.8      11.4      18.7      19.4      18.4      18.8
Inc from Oper -Before
    Goodwill  & Intang. Amort                               18.9      14.5      21.9      22.4      21.3      21.7

Operating Revenue                                          125.3     117.0     124.9     126.6     123.6     119.3
Realized gains (losses) on investments                       0.7      (6.3)      3.0       0.2      (0.4)     (0.5)
Gains (losses) on derivatives                                0.0       0.0       0.0       0.0       0.0       0.0
                                                         -------   -------   -------   -------   -------   -------
    Total Revenue                                          126.0     110.7     127.9     126.8     123.2     118.8
                                                         =======   =======   =======   =======   =======   =======
  Average Capital (Securities at Cost)                     644.7     641.4     635.3     612.6     591.6     587.2
  Return on Capital                                         7.3%      4.6%      9.2%     10.0%      9.7%     10.0%




For the Quarter Ended  (continued)                           Dec       Mar       Jun       Sep       Dec       Mar
                                                            1999      2000      2000      2000      2000      2001
                                                         -------   -------   -------   -------   -------   -------
Operating Revenue
  Investment advisory fees - External                       60.3      60.0      57.9      56.9      56.7      49.3
  Investment advisory fees - Insurance Assets               22.1      21.0      22.3      22.5      23.1      23.2
  Other revenue and fees                                    29.8      31.9      31.0      26.4      26.6      26.3
  Net investment income                                     13.9      13.0      12.6      18.3      13.8      14.1
                                                         -------   -------   -------   -------   -------   -------

 Operating Revenue                                         126.1     126.0     123.8     124.1     120.2     113.0
                                                         -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                            96.3     102.5      99.3     103.9     103.0     104.7
  Goodwill amortization                                      4.1       4.1       4.1       4.1       4.1       4.1
  Interest on notes payable                                  0.0       0.0       0.0       0.0      (0.0)      0.0
                                                         -------   -------   -------   -------   -------   -------

    Operating Benefits & Expenses                          100.4     106.6     103.3     107.9     107.1     108.8
                                                         -------   -------   -------   -------   -------   -------

         Income from Operations Before Tax                  25.7      19.4      20.5      16.2      13.1       4.2

  Federal income taxes                                       9.1       7.0       7.4       6.3       4.4       1.8
                                                         -------   -------   -------   -------   -------   -------

       Income from Operations                               16.5      12.4      13.1       9.9       8.7       2.4
                                                         -------   -------   -------   -------   -------   -------

  Realized gains (losses) on investments                     0.4      (0.1)     (2.0)     (0.2)     (0.2)     (0.5)
  Gains (losses) on derivatives                              0.0       0.0       0.0       0.0       0.0       0.0
  Restructuring Charges                                      2.9       0.0      (2.7)      0.0      (1.9)      0.0
                                                         -------   -------   -------   -------   -------   -------
Net Inc before Accounting Change                            19.8      12.3       8.4       9.7       6.6       2.0
  Cumulative effect of accounting change                     0.0       0.0       0.0       0.0       0.0       0.0
                                                         -------   -------   -------   -------   -------   -------
       Net Income                                           19.8      12.3       8.4       9.7       6.6       2.0
                                                         =======   =======   =======   =======   =======   =======

Inc from Oper-Before
    Goodwill  Amortization                                  20.6      16.5      17.1      14.0      12.7       6.5

Inc from Oper-Before
    Goodwill  & Intang. Amort                               23.3      19.4      19.7      16.6      15.2       9.1

Operating Revenue                                          126.1     126.0     123.8     124.1     120.2     113.0
Realized gains (losses) on investments                       0.6      (0.2)     (3.1)     (0.4)     (0.3)     (0.7)
Gains (losses) on derivatives                                0.0       0.0       0.0       0.0       0.0       0.0
                                                         -------   -------   -------   -------   -------   -------
    Total Revenue                                          126.6     125.8     120.7     123.8     120.0     112.3
                                                         =======   =======   =======   =======   =======   =======

  Average Capital (Securities at Cost)                     584.2     581.5     593.0     567.7     558.5     548.3
  Return on Capital                                        11.3%      8.6%      8.8%      7.0%      6.2%      1.8%





3/31/2001                                                                         PAGE 24

Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

                                             1996      1997      1998      1999      2000
                                          -------   -------   -------   -------   -------
Retail Fixed - Bal Beg-of-Year              6.094     5.853     8.125     8.217     7.424

  Fund Sales                                0.764     0.961     1.165     0.991     0.712
  Redemptions                              (0.986)   (1.271)   (1.235)   (1.424)   (1.365)
  Net Money Market                         (0.079)   (0.069)   (0.140)   (0.110)   (0.207)
  Transfers                                (0.114)   (0.220)    0.132     0.177    (0.159)
                                          -------   -------   -------   -------   -------
        Net Cash Flows                     (0.415)   (0.599)   (0.078)   (0.366)   (1.019)
  Income Retained                           0.237     0.276     0.291     0.276     0.240
  Market Apprec/Deprec                     (0.062)    0.049    (0.121)   (0.704)   (0.146)
  Acq of New Company/Business                         2.547
                                          -------   -------   -------   -------   -------
      Balance  End-of-Year                  5.853     8.125     8.217     7.424     6.499
                                          -------   -------   -------   -------   -------

Retail Equity - Bal Beg-of-Year             9.974    13.152    17.754    22.080    23.383

  Fund Sales                                2.175     2.953     3.581     3.271     4.048
  Redemptions                              (1.037)   (1.926)   (2.460)   (4.971)   (4.369)
  Net Money Market                                    0.000    (0.002)   (0.001)    0.001
  Transfers                                 0.188     0.209     0.730    (0.143)   (0.178)
                                          -------   -------   -------   -------   -------
        Net Cash Flows                      1.327     1.236     1.849    (1.844)   (0.498)
  Income Retained                           0.039     0.005     0.220     0.120     0.083
  Market Apprec/Deprec                      1.812     3.317     2.256     3.028    (1.793)
  Acq of New Company/Business                         0.043
                                          -------   -------   -------   -------   -------
      Balance at End-of-Year               13.152    17.754    22.080    23.383    21.174
                                          -------   -------   -------   -------   -------

Total Retail - Bal Beg of Year             16.068    19.006    25.879    30.297    30.807

  Retail Sales-Annuities                    1.638     2.163     2.238     1.561     1.726
  Retail Sales-Mutual Funds                 0.849     1.218     1.913     2.153     2.452
  Retail Sales-Wrap & Other                 0.454     0.533     0.596     0.550     0.581
                                          -------   -------   -------   -------   -------
        Total Retail Sales                  2.940     3.914     4.745     4.264     4.760
  Redemptions                              (2.023)   (3.197)   (3.694)   (6.396)   (5.733)
  Net Money Market                         (0.079)   (0.068)   (0.141)   (0.111)   (0.206)
  Transfers                                 0.074    (0.011)    0.862     0.034    (0.337)
                                          -------   -------   -------   -------   -------
        Net Cash Flows                      0.912     0.637     1.772    (2.209)   (1.517)
  Income Retained                           0.276     0.281     0.511     0.396     0.323
  Market Apprec/Deprec                      1.750     3.366     2.136     2.324    (1.939)
  Acq of New Company/Business                         2.590
                                          -------   -------   -------   -------   -------
      Balance at End-of-Year               19.006    25.879    30.297    30.807    27.674
                                          -------   -------   -------   -------   -------
-----------------------------------------------------------------------------------------

Institutional Fixed - Bal Beg-of-Year       2.956     3.580     5.708     6.955     6.937

  Inflows                                   1.516     2.509     2.169     2.000     0.771
  Withdrawals/Terminations                 (1.155)   (0.787)   (1.242)   (1.699)   (1.973)
  Transfers                                 0.015     0.013    (0.074)   (0.001)   (0.005)
                                          -------   -------   -------   -------   -------
        Net Cash Flows                      0.376     1.735     0.853     0.300    (1.207)
  Income Retained                           0.145     0.225     0.333     0.346     0.294
  Market Apprec/Deprec                      0.104     0.118     0.061    (0.665)    0.087
  Acq of New Company/Business                         0.051
                                          -------   -------   -------   -------   -------
      Balance at End-of-Year                3.580     5.708     6.955     6.937     6.111
                                          -------   -------   -------   -------   -------

Institutional Equity - Bal Beg-of-Year     21.619    22.886    24.871    24.235    23.630

  Inflows                                   1.974     2.465     3.840     5.248     2.730
  Withdrawals/Terminations                 (4.772)   (6.447)   (7.441)   (7.801)   (7.209)
  Transfers                                (0.007)   (0.068)    0.047     0.011    (0.008)
                                          -------   -------   -------   -------   -------
        Net Cash Flows                     (2.805)   (4.049)   (3.555)   (2.542)   (4.487)
  Income Retained                           0.557     0.491     0.473     0.482     0.449
  Market Apprec/Deprec                      3.514     5.544     2.446     1.453    (0.481)
  Acq of New Company/Business
                                          -------   -------   -------   -------   -------
      Balance at End-of-Year               22.886    24.871    24.235    23.630    19.111
                                          -------   -------   -------   -------   -------

Total Institutional - Bal Beg-of-Year      24.575    26.465    30.579    31.191    30.567

  Inflows                                   3.490     4.975     6.009     7.249     3.501
  Withdrawals/Terminations                 (5.928)   (7.234)   (8.683)   (9.500)   (9.182)
  Transfers                                 0.008    (0.055)   (0.027)    0.011    (0.014)
                                          -------   -------   -------   -------   -------
        Net Cash Flows                     (2.429)   (2.314)   (2.702)   (2.240)   (5.694)
  Income Retained                           0.702     0.716     0.806     0.829     0.743
  Market Apprec/Deprec                      3.618     5.662     2.508     0.789    (0.394)
  Acq of New Company/Business                         0.051
                                          -------   -------   -------   -------   -------
      Balance at End-of-Year               26.465    30.579    31.191    30.567    25.222
                                          -------   -------   -------   -------   -------

Total Retail/Institutional -At End-of-Year 45.471    56.458    61.488    61.374    52.895

Insurance Assets - At End-of-Year          37.453    35.684    39.432    35.934    35.686

Total Assets Under Management
   At End-of-Year                          82.924    92.142   100.920    97.308    88.581
                                          =======   =======   =======   =======   =======

NOTE:  This segment was started in the second quarter of 1995 following the completion of the acquisition of Delaware Management Holdings, Inc.





3/31/2001                                                                                  PAGE 25

Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]


                                             Jun       Sep       Dec       Mar       Jun       Sep
                                            1998      1998      1998      1999      1999      1999
                                          ------   -------   -------   -------   -------   -------
Retail Fixed - Bal Beg-of-Qtr              8.286     8.260     8.287     8.217     8.233     7.945

  Fund Sales                               0.241     0.381     0.246     0.316     0.263     0.231
  Redemptions                             (0.272)   (0.302)   (0.387)   (0.313)   (0.366)   (0.342)
  Net Money Market                        (0.052)   (0.034)   (0.000)   (0.019)   (0.033)   (0.029)
  Transfers                                0.042     0.029     0.007     0.032    (0.043)    0.034
                                          ------   -------   -------   -------   -------   -------
        Net Cash Flows                    (0.041)    0.074    (0.134)    0.016    (0.179)   (0.106)
  Income Retained                          0.063     0.076     0.076     0.066     0.074     0.069
  Market Apprec/Deprec                    (0.048)   (0.122)   (0.012)   (0.067)   (0.185)   (0.228)
  Acq of New Company/Business             ------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr                8.260     8.287     8.217     8.233     7.945     7.680
                                          ------   -------   -------   -------   -------   -------

Retail Equity - Bal Beg-of-Qtr            20.448    21.456    18.785    22.080    21.798    22.340

  Fund Sales                               1.043     0.830     0.802     0.856     0.790     0.730
  Redemptions                             (0.518)   (0.547)   (0.915)   (1.030)   (1.957)   (0.865)
  Net Money Market                         0.000     0.000     0.000     0.000    (0.001)    0.000
  Transfers                                0.489    (0.032)   (0.011)   (0.034)    0.036    (0.060)
                                          ------   -------   -------   -------   -------   -------
        Net Cash Flows                     1.014     0.252    (0.124)   (0.208)   (1.132)   (0.195)
  Income Retained                          0.054     0.134    (0.001)    0.053     0.061     0.007
  Market Apprec/Deprec                    (0.059)   (3.056)    3.420    (0.128)    1.614    (1.279)
  Acq of New Company/Business             ------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr               21.456    18.785    22.080    21.798    22.340    20.873
                                          ------   -------   -------   -------   -------   -------

Total Retail - Bal Beg-of-Qtr             28.734    29.716    27.072    30.297    30.031    30.285

  Retail Sales-Annuities                   0.598     0.541     0.507     0.428     0.393     0.332
  Retail Sales-Mutual Funds                0.513     0.531     0.403     0.565     0.487     0.514
  Retail Sales-Wrap & Other                0.173     0.139     0.136     0.182     0.173     0.116
                                          ------   -------   -------   -------   -------   -------
    Total Retail Sales                     1.284     1.211     1.046     1.175     1.053     0.962
  Redemptions                             (0.791)   (0.849)   (1.302)   (1.343)   (2.323)   (1.207)
  Net Money Market                        (0.052)   (0.034)    0.000    (0.019)   (0.033)   (0.029)
  Transfers                                0.531    (0.003)   (0.004)   (0.001)   (0.006)   (0.027)
                                           ------   -------   -------   -------   -------   -------
        Net Cash Flows                     0.972     0.325    (0.260)   (0.188)   (1.309)   (0.301)
  Income Retained                          0.117     0.210     0.075     0.119     0.134     0.076
  Market Apprec/Deprec                    (0.108)   (3.180)    3.409    (0.196)    1.429    (1.507)
  Acq of New Company/Business             ------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr               29.716    27.072    30.297    30.031    30.285    28.553
                                          ------   -------   -------   -------   -------   -------

Institutional Fixed - Bal Beg-of-Qtr       6.216     6.400     6.769     6.955     6.984     7.264

  Inflows                                  0.457     0.566     0.170     0.657     0.478     0.446
  Withdrawals/Terminations                (0.304)   (0.325)   (0.225)   (0.415)   (0.210)   (0.294)
  Transfers                               (0.013)   (0.046)    0.008    (0.003)    0.003    (0.002)
                                          ------   -------   -------   -------   -------   -------
        Net Cash Flows                     0.139     0.195    (0.047)    0.239     0.271     0.150
  Income Retained                          0.092     0.101     0.060     0.089     0.079     0.110
  Market Apprec/Deprec                    (0.047)    0.073     0.173    (0.300)   (0.070)   (0.306)
  Acq of New Company/Business             ------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr                6.400     6.769     6.955     6.984     7.264     7.218
                                          ------   -------   -------   -------   -------   -------

Institutional Equity - Bal Beg-of-Qtr     27.868    26.064    21.702    24.235    22.927    23.962

  Inflows                                  0.825     0.855     1.165     1.297     1.179     1.839
  Withdrawals/Terminations                (2.505)   (1.663)   (2.072)   (2.540)   (2.052)   (1.165)
  Transfers                               (0.021)    0.050     0.013     0.011     0.019    (0.008)
                                          ------   -------   -------   -------   -------   -------
        Net Cash Flows                    (1.702)   (0.759)   (0.895)   (1.232)   (0.854)    0.666
  Income Retained                          0.139     0.119     0.098     0.104     0.118     0.167
  Market Apprec/Deprec                    (0.241)   (3.721)    3.330    (0.180)    1.771    (1.697)
  Acq of New Company/Business             ------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr               26.064    21.702    24.235    22.927    23.962    23.098
                                          ------   -------   -------   -------   -------   -------

Total Institutional - Bal Beg-of-Qtr      34.084    32.463    28.471    31.191    29.910    31.226

  Inflows                                  1.282     1.421     1.335     1.953     1.656     2.284
  Withdrawals/Terminations                (2.810)   (1.988)   (2.297)   (2.955)   (2.262)   (1.458)
  Transfers                               (0.035)    0.003     0.021     0.008     0.022    (0.010)
                                          ------   -------   -------   -------   -------   -------
        Net Cash Flows                    (1.562)   (0.564)   (0.942)   (0.994)   (0.584)    0.816
  Income Retained                          0.230     0.220     0.158     0.193     0.197     0.277
  Market Apprec/Deprec                    (0.289)   (3.649)    3.504    (0.480)    1.702    (2.003)
  Acq of New Company/Business             ------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr               32.463    28.471    31.191    29.910    31.226    30.316
                                          ------   -------   -------   -------   -------   -------

Total Retail/Inst. - End-of-Qtr           62.179    55.543    61.488    59.941    61.511    58.869

Insurance Assets - End-of-Qtr             37.714    38.471    39.432    38.516    37.391    36.820

Total Assets Under Management             ------   -------   -------   -------   -------   -------
    At End-of-Qtr                         99.893    94.014   100.920    98.457    98.902    95.689
                                          ======   =======   =======   =======   =======   =======





Investment Management
Assets Under Management Roll Forward (continued)
Unaudited [Billions of Dollars]



                                              Dec       Mar       Jun       Sep       Dec       Mar
                                             1999      2000      2000      2000      2000      2001
                                          -------   -------   -------   -------   -------   -------
Retail Fixed - Bal Beg-of-Qtr               7.680     7.424     6.964     6.667     6.531     6.499

  Fund Sales                                0.181     0.146     0.152     0.213     0.200     0.235
  Redemptions                              (0.403)   (0.444)   (0.328)   (0.321)   (0.272)   (0.255)
  Net Money Market                         (0.030)   (0.067)   (0.058)   (0.031)   (0.051)    0.010
  Transfers                                 0.154    (0.095)   (0.045)   (0.033)    0.013     0.042
                                          -------   -------   -------   -------   -------   -------
        Net Cash Flows                     (0.098)   (0.460)   (0.279)   (0.171)   (0.109)    0.032
  Income Retained                           0.067     0.061     0.063     0.059     0.057     0.054
  Market Apprec/Deprec                     (0.225)   (0.062)   (0.082)   (0.023)    0.021     0.046
  Acq of New Company/Business             -------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr                 7.424     6.964     6.667     6.531     6.499     6.631
                                          -------   -------   -------   -------   -------   -------

Retail Equity - Bal Beg-of-Qtr             20.873    23.383    24.102    23.129    23.680    21.174

  Fund Sales                                0.894     1.220     0.868     0.904     1.055     0.888
  Redemptions                              (1.120)   (1.550)   (0.971)   (1.027)   (0.820)   (0.899)
  Net Money Market                          0.000     0.000     0.000     0.001     0.000     0.000
  Transfers                                (0.086)   (0.096)    0.018    (0.033)   (0.068)   (0.068)
                                          -------   -------   -------   -------   -------   -------
        Net Cash Flows                     (0.312)   (0.426)   (0.085)   (0.154)    0.167    (0.079)
  Income Retained                           0.000     0.033     0.021     0.005     0.025     0.007
  Market Apprec/Deprec                      2.822     1.112    (0.908)    0.701    (2.698)   (3.168)
  Acq of New Company/Business             -------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr                23.383    24.102    23.129    23.680    21.174    17.934
                                          -------   -------   -------   -------   -------   -------

Total Retail - Bal Beg-of-Qtr              28.553    30.807    31.066    29.796    30.211    27.674

  Retail Sales-Annuities                    0.409     0.379     0.358     0.453     0.536     0.455
  Retail Sales-Mutual Funds                 0.587     0.840     0.556     0.521     0.535     0.442
  Retail Sales-Wrap & Other                 0.079     0.148     0.106     0.143     0.184     0.227
                                          -------   -------   -------   -------   -------   -------
    Total Retail Sales                      1.075     1.367     1.020     1.118     1.255     1.124
  Redemptions                              (1.523)   (1.995)   (1.299)   (1.348)   (1.092)   (1.154)
  Net Money Market                         (0.030)   (0.067)   (0.058)   (0.030)   (0.051)    0.010
  Transfers                                 0.068    (0.191)   (0.026)   (0.065)   (0.054)   (0.026)
                                          -------   -------   -------   -------   -------   -------
        Net Cash Flows                     (0.410)   (0.886)   (0.363)   (0.326)    0.058    (0.047)
  Income Retained                           0.067     0.095     0.083     0.063     0.082     0.061
  Market Apprec/Deprec                      2.597     1.051    (0.989)    0.677    (2.677)   (3.122)
  Acq of New Company/Business             -------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr                30.807    31.066    29.796    30.211    27.674    24.566
                                          -------   -------   -------   -------   -------   -------

Institutional Fixed - Bal Beg-of-Qtr        7.218     6.937     6.873     6.484     6.275     6.111

  Inflows                                   0.420     0.180     0.148     0.308     0.135     0.310
  Withdrawals/Terminations                 (0.781)   (0.353)   (0.520)   (0.532)   (0.568)   (0.432)
  Transfers                                 0.001    (0.005)   (0.001)    0.000     0.001     0.003
                                          -------   -------   -------   -------   -------   -------
        Net Cash Flows                     (0.360)   (0.178)   (0.373)   (0.224)   (0.433)   (0.119)
  Income Retained                           0.068     0.090     0.066     0.089     0.050     0.066
  Market Apprec/Deprec                      0.011     0.024    (0.081)   (0.074)    0.219    (0.168)
  Acq of New Company/Business             -------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr                 6.937     6.873     6.484     6.275     6.111     5.890
                                          -------   -------   -------   -------   -------   -------

Institutional Equity - Bal Beg-of-Qtr      23.098    23.630    20.303    20.239    19.041    19.111

  Inflows                                   0.934     0.904     0.669     0.407     0.750     0.881
  Withdrawals/Terminations                 (2.043)   (3.333)   (1.354)   (1.154)   (1.368)   (1.199)
  Transfers                                (0.010)   (0.004)    0.002    (0.013)    0.007     0.019
                                          -------   -------   -------   -------   -------   -------
        Net Cash Flows                     (1.119)   (2.433)   (0.683)   (0.760)   (0.611)   (0.299)
  Income Retained                           0.093     0.109     0.132     0.108     0.102     0.094
  Market Apprec/Deprec                      1.559    (1.003)    0.488    (0.545)    0.579    (1.596)
  Acq of New Company/Business             -------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr                23.630    20.303    20.239    19.041    19.111    17.310
                                          -------   -------   -------   -------   -------   -------

Total Institutional - Bal Beg-of-Qtr       30.316    30.567    27.175    26.722    25.316    25.222

  Inflows                                   1.354     1.084     0.817     0.715     0.885     1.191
  Withdrawals/Terminations                 (2.825)   (3.686)   (1.874)   (1.686)   (1.936)   (1.631)
  Transfers                                (0.009)   (0.009)    0.000    (0.012)    0.008     0.022
                                          -------   -------   -------   -------   -------   -------
        Net Cash Flows                     (1.480)   (2.611)   (1.057)   (0.983)   (1.043)   (0.418)
  Income Retained                           0.161     0.198     0.197     0.196     0.151     0.160
  Market Apprec/Deprec                      1.569    (0.979)    0.407    (0.619)    0.798    (1.764)
  Acq of New Company/Business             -------   -------   -------   -------   -------   -------
      Balance at End-of-Qtr                30.567    27.175    26.722    25.316    25.222    23.200
                                          -------   -------   -------   -------   -------   -------
Total Retail/Inst. - End-of-Qtr            61.374    58.241    56.518    55.527    52.895    47.765

Insurance Assets - End-of-Qtr              35.934    35.541    34.891    34.981    35.686    36.324

Total Assets Under Management             -------   -------   -------   -------   -------   -------
    At End-of-Qtr                          97.308    93.782    91.409    90.508    88.581    84.089
                                          =======   =======   =======   =======   =======   =======





3/31/2001
                                                                                     PAGE 26
Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]


For the Year Ended December 31                  1996      1997      1998      1999      2000
                                              ------   -------   -------   -------   -------
Operating Revenue
  Premiums                                     131.8     145.4     156.6     145.1     148.4
  Surrender charges
  Mortality assessments                         21.1      25.2      29.3      27.1      31.4
  Expense assessments                          153.4     166.1     153.6     182.3     178.1
  Other revenue and fees                         5.1       3.3      11.2      13.8       6.9
  Net investment income                         82.0      85.1      87.9      75.3      70.3
                                              ------   -------   -------   -------   -------
       Operating Revenue                       393.3     425.2     438.6     443.6     435.0
                                              ------   -------   -------   -------   -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                   133.9     339.6     151.0     306.2     178.5
  Underwriting, acquisition,
     insurance and other expenses              157.7     184.5     175.6     223.5     180.0
  Goodwill amortization                          0.0       0.0       6.3       7.0       4.0
                                              ------   -------   -------   -------   -------
     Operating Benefits and Expenses           291.7     524.1     332.9     536.7     362.6
                                              ------   -------   -------   -------   -------

         Income from Operations Before Tax     101.7     (99.0)    105.8     (93.1)     72.4

  Federal income taxes                          35.7       9.3      34.8     (79.2)     11.3
                                              ------   -------   -------   -------   -------

       Income from Operations                   66.0    (108.3)     70.9     (13.9)     61.0
                                              ------   -------   -------   -------   -------

  Realized gains (losses) on investments         0.0       1.5       0.8       2.1       2.3
  Restructuring charges                                                       (6.5)    (76.5)
                                              ------   -------   -------   -------   -------
       Net Income                               66.0    (106.8)     71.7     (18.2)    (13.2)
                                              ======   =======   =======   =======   =======

Inc from Oper -Before Goodwill Amort.           66.0    (108.3)     77.2      (6.9)     65.1

Effective tax rate                             35.1%     (9.4%)    32.9%     85.1%     15.7%

Operating revenue                              393.3     425.2     438.6     443.6     435.0
Realized gains (losses) on investments          (0.2)      2.1       1.1       3.0       3.2
                                              ------   -------   -------   -------   -------
    Total Revenue                              393.2     427.3     439.7     446.6     438.2
                                              ======   =======   =======   =======   =======

Average capital                                601.1     618.1     517.7     551.2     488.2
Return on average capital                      11.0%    (17.5%)    13.7%     (2.5%)    12.5%


 Unit Linked Assets - Beg of Year              4.307     5.074     5.643     6.265     7.220

  Deposits                                     0.446     0.569     0.473     0.537     0.554
  Withdrawals (incl. chgs) & Deaths           (0.420)   (0.503)   (0.547)   (0.566)   (0.644)
                                              ------   -------   -------   -------   -------
      Net Cash Flows                           0.026     0.066    (0.074)   (0.029)   (0.090)
  Inv Inc & Chg in Mkt Val                     0.269     0.682     0.662     1.154    (0.154)
  Acq of new business/companies                0.000     0.000     0.000     0.000     0.000
  Foreign currency adjustment                  0.472    (0.179)    0.035    (0.170)   (0.536)
                                              ------   -------   -------   -------   -------
 Unit Linked Assets - End of Year              5.074     5.643     6.265     7.220     6.441
                                              ======   =======   =======   =======   =======

Individual Life In-force (Billions)           23.835    25.026    25.002    25.698    24.290

Exchange Rate - Dollars to Pounds
       For the Year                            1.567     1.644     1.658     1.617     1.518
       End of Year                             1.713     1.651     1.660     1.615     1.493





3/31/2001
                                                                                             PAGE 27
Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]
For the Quarter Ended                          Jun       Sep       Dec       Mar       Jun       Sep
                                              1998      1998      1998      1999      1999      1999
                                            ------  --------  --------  --------  --------  --------
Operating Revenue
  Premiums                                    33.7      33.7      52.3      43.9      29.0      33.5
  Surrender charges
  Mortality assessments                        8.1       7.3       7.6       6.7       7.7       7.7
  Expense assessments                         54.0      39.0      23.7      43.9      51.9      49.3
  Other revenue and fees                       7.0       1.2       1.6       2.9       3.5       3.6
  Net investment income                       21.3      21.4      23.6      21.7      19.6      16.2
                                            ------  --------  --------  --------  --------  --------
       Operating Revenue                     124.1     102.6     108.7     119.2     111.8     110.3
                                            ------  --------  --------  --------  --------  --------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                  36.1      36.3      45.7      35.7      31.5      27.2
  Underwriting, acquisition,
     insurance and other expenses             55.0      44.1      33.6      55.3      55.2      61.6
  Goodwill amortization                        1.2       0.6       3.7       1.2       1.2       1.2
                                            ------  --------  --------  --------  --------  --------
     Operating Benefits and Expenses          92.3      80.9      83.0      92.2      87.9      90.1
                                            ------  --------  --------  --------  --------  --------

         Income from Operations Before Tax    31.8      21.7      25.7      27.0      23.9      20.2

  Federal income taxes                        14.6       4.0       6.9       8.9       4.9       4.0

                                            ------  --------  --------  --------  --------  --------
       Income from Operations                 17.2      17.7      18.8      18.1      19.0      16.2
                                            ------  --------  --------  --------  --------  --------

  Realized gains (losses) on investments       0.1       0.1       0.4      (0.0)      1.0       0.2
  Gains (losses) on derivatives
  Restructuring charges
                                            ------  --------  --------  --------  --------  --------
Net Income Before Accounting Change           17.4      17.8      19.2      18.0      20.0      16.4
  Cumulative effect of accounting change       0.0       0.0       0.0       0.0       0.0       0.0
                                            ------  --------  --------  --------  --------  --------
       Net Income                             17.4      17.8      19.2      18.0      20.0      16.4
                                            ======  ========  ========  ========  ========  ========

Inc from Oper -Before
    Goodwill  Amortization                    18.4      18.3      22.5      19.3      20.2      17.4

Effective tax rate                           45.8%     18.4%     27.0%     33.0%     20.4%     20.0%

Operating revenue                            124.1     102.6     108.7     119.2     111.8     110.3
Realized gains (losses) on investments         0.1       0.2       0.5      (0.1)      1.4       0.3
Gains (losses) on derivatives
                                            ------  --------  --------  --------  --------  --------
    Total Revenue                            124.2     102.8     109.2     119.1     113.1     110.5
                                            ======  ========  ========  ========  ========  ========

Average capital                              511.2     522.6     533.8     519.2     526.9     573.5
Return on average capital                    13.5%     13.6%     14.1%     13.9%     14.4%     11.3%


 Unit Linked Assets
 Balance-Beg of Quarter (Billions)           6.297     6.310     5.711     6.265     6.348     6.503

  Deposits                                   0.100     0.115     0.136     0.131     0.119     0.130
  Withdrawals (incl. chgs) & Deaths         (0.136)   (0.133)   (0.139)   (0.136)   (0.137)   (0.136)
                                            ------  --------  --------  --------  --------  --------
      Net Cash Flows                        (0.035)   (0.018)   (0.003)   (0.005)   (0.017)   (0.005)
  Inv Inc & Chg in Mkt Val                   0.061    (0.687)    0.696     0.271     0.314    (0.214)
  Acq of new business/companies              0.000     0.000     0.000     0.000     0.000     0.000
  Foreign currency adjustment               (0.013)    0.107    (0.139)   (0.184)   (0.141)    0.284
                                            ------  --------  --------  --------  --------  --------
 Unit Linked Assets - End of Quarter         6.310     5.711     6.265     6.348     6.503     6.568
                                            ======  ========  ========  ========  ========  ========

Individual Life In-force (Billions)         25.838    25.612    25.002    25.246    25.107    26.235

Exchange Rate - Dollars to Pounds
       For the Quarter                       1.658     1.666     1.661     1.631     1.602     1.614
       End of Quarter                        1.668     1.700     1.660     1.612     1.577     1.647



Lincoln UK (continued)
Income Statements & Operational Data
Unaudited [Millions of Dollars]
For the Quarter Ended                          Dec       Mar       Jun       Sep       Dec       Mar
                                              1999      2000      2000      2000      2000      2001
                                            ------  --------  --------  --------  --------  --------
Operating Revenue
  Premiums                                    38.7      39.0      36.3      32.5      40.5      12.8
  Surrender charges
  Mortality assessments                        5.0       6.3       8.0       9.6       7.5       9.4
  Expense assessments                         37.2      46.5      44.3      52.6      34.6      43.7
  Other revenue and fees                       3.8       2.4       1.3       2.0       1.3       0.6
  Net investment income                       17.7      18.9      18.5      16.1      16.7      17.9
                                            ------  --------  --------  --------  --------  --------
       Operating Revenue                     102.4     113.2     108.4     112.8     100.6      84.4
                                            ------  --------  --------  --------  --------  --------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                 211.8      35.0      37.4      51.9      54.2      24.0
  Underwriting, acquisition,
     insurance and other expenses             51.4      56.4      43.5      45.2      34.9      41.1
  Goodwill amortization                        3.3       1.3       1.3       1.2       0.2       0.2
                                            ------  --------  --------  --------  --------  --------
     Operating Benefits and Expenses         266.6      92.8      82.2      98.3      89.3      65.3
                                            ------  --------  --------  --------  --------  --------

         Income from Operations Before Tax  (164.2)     20.4      26.2      14.5      11.3      19.1

  Federal income taxes                       (97.1)      4.7       6.9       3.9      (4.2)      4.7

                                            ------  --------  --------  --------  --------  --------
       Income from Operations                (67.1)     15.7      19.3      10.6      15.5      14.4
                                            ------  --------  --------  --------  --------  --------

  Realized gains (losses) on investments       1.0      (0.2)     (0.1)     (0.0)      2.6       0.4
  Gains (losses) on derivatives
  Restructuring charges                       (6.5)                        (40.5)    (36.1)
                                            ------  --------  --------  --------  --------  --------
Net Income Before Accounting Change          (72.6)     15.5      19.1     (29.9)    (17.9)     14.8
  Cumulative effect of accounting change       0.0       0.0       0.0       0.0       0.0       0.0
                                            ------  --------  --------  --------  --------  --------
       Net Income                            (72.6)     15.5      19.1     (29.9)    (17.9)     14.8
                                            ======  ========  ========  ========  ========  ========

Inc from Oper -Before
    Goodwill  Amortization                   (63.8)     17.1      20.5      11.8      15.7      14.5

Effective tax rate                           59.1%     22.9%     26.4%     27.2%    (37.1%)    24.6%

Operating revenue                            102.4     113.2     108.4     112.8     100.6      84.4
Realized gains (losses) on investments         1.4      (0.4)     (0.2)     (0.0)      3.8       0.6
Gains (losses) on derivatives
                                            ------  --------  --------  --------  --------  --------
    Total Revenue                            103.8     112.8     108.2     112.8     104.3      84.9
                                            ======  ========  ========  ========  ========  ========

Average capital                              585.0     516.4     500.8     486.5     448.9     548.7
Return on average capital                   (45.9%)    12.2%     15.4%      8.7%     13.8%     10.5%


 Unit Linked Assets
 Balance-Beg of Quarter (Billions)           6.568     7.220     7.031     6.726     6.499     6.441

  Deposits                                   0.156     0.159     0.134     0.145     0.116     0.132
  Withdrawals (incl. chgs) & Deaths         (0.158)   (0.170)   (0.162)   (0.159)   (0.153)   (0.147)
                                            ------  --------  --------  --------  --------  --------
      Net Cash Flows                        (0.002)   (0.011)   (0.028)   (0.014)   (0.037)   (0.015)
  Inv Inc & Chg in Mkt Val                   0.784    (0.077)    0.047    (0.025)   (0.100)   (0.421)
  Acq of new business/companies              0.000     0.000     0.000     0.000     0.000     0.000
  Foreign currency adjustment               (0.130)   (0.101)   (0.324)   (0.189)    0.078    (0.328)
                                            ------  --------  --------  --------  --------  --------
 Unit Linked Assets - End of Quarter         7.220     7.031     6.726     6.499     6.441     5.677
                                            ======  ========  ========  ========  ========  ========

Individual Life In-force (Billions)         25.698    26.514    25.225    24.535    24.290    21.894

Exchange Rate - Dollars to Pounds
       For the Quarter                       1.625     1.599     1.536     1.482     1.454     1.455
       End of Quarter                        1.615     1.591     1.517     1.475     1.493     1.416




3/31/2001                                                                                                                  PAGE 28
Other Operations
Unaudited [Millions of Dollars]

For the Year Ended December 31                                                        1996      1997      1998      1999      2000
                                                                                    ------   -------   -------   -------   -------

Revenue
  Lincoln Financial Advisors                                                         111.0     130.1     292.9     325.2     394.2
  Lincoln Financial Distributors                                                      25.1      20.5      33.5     107.5     119.9
                                                                                    ------   -------   -------   -------   -------
        Total Distribution                                                           136.1     150.6     326.4     432.6     514.0
  Other [Including
   Consolidating Adjustments]                                                       (119.3)   (110.0)   (198.0)   (285.2)   (308.1)
                                                                                    ------   -------   -------   -------   -------
       Operating Revenue                                                              16.8      40.6     128.3     147.4     206.0
                                                                                    ------   -------   -------   -------   -------
  Realized gains (losses) on investments                                              (3.0)     16.9       4.0       8.6      (4.0)

    Total Revenue                                                                     13.8      57.5     132.3     156.0     201.9
                                                                                    ======   =======   =======   =======   =======

Income (Loss)

  Lincoln Financial Advisors                                                         (10.2)     (5.3)    (23.7)    (20.8)    (11.7)
  Lincoln Financial Distributors                                                      (4.3)    (11.2)     (8.2)    (14.0)    (18.5)
                                                                                    ------   -------   -------   -------   -------
        Total Distribution                                                           (14.5)    (16.5)    (31.9)    (34.8)    (30.2)
  LNC Financing                                                                      (49.9)    (31.8)    (52.6)    (83.7)    (85.6)
  LNC Operations *                                                                   (14.8)    (18.4)    (18.5)
  Other Corporate                                                                      2.6      (6.5)      2.1      (5.2)    (14.5)
                                                                                    ------   -------   -------   -------   -------
       Inc (Loss) from Operations                                                    (76.5)    (73.2)   (100.9)   (123.7)   (130.4)
                                                                                    ------   -------   -------   -------   -------
  Realized gains (losses) on investments                                              (1.0)      8.6       5.3       6.4      (2.5)
  Gains(losses) on derivatives
  Restructuring charges                                                                                  (14.3)                0.3
                                                                                    ------   -------   -------   -------   -------
        Net Income Before Accounting Change                                          (77.5)    (64.6)   (109.9)   (117.2)   (132.6)
  Cumulative effect of accounting change
       Total Net Income (Loss)                                                       (77.5)    (64.6)   (109.9)   (117.2)   (132.6)
                                                                                    ======   =======   =======   =======   =======


                                       Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar
For the Quarter Ended                 1998    1998    1998    1999    1999    1999    1999    2000    2000    2000    2000    2001
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
Revenue
  Lincoln Financial Advisors          73.9    74.8    81.7    67.0    73.9    78.0   106.3    89.4    92.9    93.9   117.9    81.2
  Lincoln Financial Distributors       6.9    10.2     9.8    20.7    26.2    26.4    34.2    29.3    28.1    27.5    35.0    25.7
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
        Total Distribution            80.8    85.0    91.5    87.6   100.1   104.4   140.5   118.8   121.0   121.4   152.9   106.9
  Other [Including
   Consolidating Adjustments]        (47.5)  (55.8)  (56.8)  (27.2)  (41.6)  (67.4) (149.1)  (70.5)  (89.7)  (80.7)  (67.2)  (80.2)
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
       Operating Revenue              33.3    29.2    34.7    60.4    58.5    37.0    (8.6)   48.3    31.3    40.7    85.7    26.7
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
  Realized gains (losses) on
   investments                        (3.0)    3.1     1.6     0.2    (1.7)   13.8    (3.7)   (2.7)    0.4     0.0    (1.8)   (2.9)
  Gains (losses) on derivatives        0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
    Total Revenue                     30.3    32.4    36.3    60.7    56.8    50.8   (12.3)   45.6    31.8    40.7    83.9    23.8
                                    ====== ======= ======= ======= =======  ====== ======= ======= ======= =======  ====== =======

Income (Loss)

  Lincoln Financial Advisors          (6.8)   (4.6)   (6.4)   (8.4)   (9.7)   (5.3)    2.7    (7.4)   (2.9)   (3.1)    1.6    (6.8)
  Lincoln Financial Distributors      (2.7)   (1.4)   (1.6)   (3.0)   (5.3)   (2.1)   (3.7)   (3.3)   (5.2)   (5.0)   (5.1)   (6.9)
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
        Total Distribution            (9.5)   (6.0)   (8.0)  (11.4)  (15.0)   (7.4)   (1.0)   10.7)   (8.1)   (8.0)   (3.4)  (13.8)
  LNC Financing                      (12.8)  (15.3)  (19.5)  (20.9)  (21.6)  (19.9)  (21.3)  (21.7)  (22.0)  (21.9)  (20.0)  (22.4)
  LNC Operations *                    (5.2)   (4.2)   (4.9)    0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Other Corporate                      2.1     0.4    (1.9)   (1.7)    1.0    (2.8)   (1.7)   (6.2)   (1.5)    2.7    (9.6)    0.3
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
        Inc (Loss) from Operations   (25.4)  (25.1)  (34.3)  (34.0)  (35.6)  (30.1)  (24.0)  (38.5)  (31.6)  (27.2)  (33.0)  (35.9)
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
  Realized gains (losses) on
   investments                        (2.1)    1.9     4.1     0.1    (2.0)    9.5    (1.2)   (1.6)    0.3    (1.0)   (0.2)   (1.9)
  Gains (losses) on derivatives                                                                                                0.0
  Restructuring charges                              (14.3)                                                            0.3
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
Net Inc before Accounting Change     (27.5)  (23.1)  (44.6)  (33.9)  (37.6)  (20.6)  (25.2)  (40.1)  (31.3)  (28.2)  (32.9)  (37.8)
  Cumulative effect of accounting
   change                                                                                                                     (0.3)
                                    ------ ------- ------- ------- -------  ------ ------- ------- ------- -------  ------ -------
        Total Net Income (Loss)      (27.5)  (23.1)  (44.6)  (33.9)  (37.6)  (20.6)  (25.2)  (40.1)  (31.3)  (28.2)  (32.9)  (38.1)
                                    ====== ======= ======= ======= =======  ====== ======= ======= ======= =======  ====== =======

* Starting with the first quarter of 1999, 100% of "LNC Operations" is allocated to the business segments.  Prior periods have not been restated.




3/31/2001                                                                                                                  PAGE 29

Consolidated Retail Deposits/Account Balances
Unaudited [Billions of Dollars]

                                                                                      1996      1997      1998      1999      2000
                                                                                    ------    ------    ------    ------    ------

Deposits - For the Year

Annuities Segment - Fixed Annuities                                                  1.852     1.632     1.452     2.563     2.074
Annuities Segment - Variable Annuities                                               2.746     2.695     2.791     2.553     3.165
Annuities Segment - Life Insurance                                                   0.000     0.000     0.000     0.017     0.014
Life Insurance Segment - Life Insurance                                              0.405     0.384     1.207     1.698     1.884
Inv Mgmt - Annuities                                                                 1.638     2.163     2.238     1.561     1.726
Inv Mgmt - Mutual Funds                                                              0.849     1.218     1.913     2.153     2.452
Inv Mgmt - Wrap Fee & Other                                                          0.454     0.533     0.596     0.550     0.581
Consolidating Adjustments                                                           (0.684)   (0.966)   (1.041)   (0.499)   (0.406)
                                                                                    ------    ------    ------    ------    ------
     Deposits - U.S.                                                                 7.259     7.658     9.157    10.597    11.491

Lincoln UK                                                                           0.446     0.569     0.473     0.537     0.554
UK Consoldating Adjustment                                                                    (0.022)   (0.023)   (0.019)   (0.064)
                                                                                    ------    ------    ------    ------    ------
     Gross Deposits                                                                  7.705     8.205     9.608    11.115    11.981
                                                                                    ======    ======    ======    ======    ======


Account Balances - End of Year
Annuities Segment - Fixed Annuities                                                 15.818    15.458    16.505    16.791    15.442
Annuities Segment - Variable Annuities                                              20.383    27.346    33.358    41.493    39.427
Annuities Segment - Life Insurance                                                                                 0.155     0.160
Life Insurance Segment - Life Insurance                                              2.869     3.038     9.243    10.217    10.847
Inv Mgmt - Annuities                                                                 7.915    10.991    14.257    15.526    13.494
Inv Mgmt - Mutual Funds                                                              9.017    12.484    13.528    13.632    12.805
Inv Mgmt - Wrap Fee & Other                                                          2.074     2.403     2.512     1.649     1.375
Consolidating Adjustments                                                           (5.098)   (6.806)   (8.891)   (9.175)   (7.753)
                                                                                    ------    ------    ------    ------    ------
     Account Balances - U.S.                                                        52.978    64.914    80.512    90.288    85.797

Lincoln UK                                                                           5.074     5.643     6.265     7.220     6.441
UK Consoldating Adjustment                                                                    (0.024)   (0.447)   (0.347)   (0.339)
                                                                                    ------    ------    ------    ------    ------
     Consolidated Account Balances                                                  58.052    70.533    86.329    97.161    91.899
                                                                                    ======    ======    ======    ======    ======





                                                                   Jun       Sep       Dec       Mar       Jun       Sep       Dec
                                                                  1998      1998      1998      1999      1999      1999      1999
                                                                ------    ------    ------    ------    ------    ------    ------
Deposits -  For the Quarter
Annuities Segment - Fixed Annuities                              0.407     0.346     0.335     0.489     0.654     0.678     0.741
Annuities Segment - Variable Annuities                           0.810     0.647     0.633     0.635     0.651     0.634     0.634
Annuities Segment - Life Insurance                                                             0.003     0.005     0.004     0.005
Life Insurance Segment - Life Insurance                          0.259     0.254     0.475     0.394     0.379     0.399     0.526
Inv Mgmt - Annuities                                             0.598     0.541     0.507     0.428     0.393     0.332     0.409
Inv Mgmt - Mutual Funds                                          0.513     0.531     0.403     0.565     0.487     0.514     0.587
Inv Mgmt - Wrap Fee & Other                                      0.173     0.139     0.136     0.182     0.173     0.116     0.079
Consolidating Adjustments                                       (0.294)   (0.232)   (0.254)   (0.142)   (0.143)   (0.096)   (0.118)
                                                                ------    ------    ------    ------    ------    ------    ------
     Deposits - U.S.                                             2.466     2.226     2.234     2.554     2.599     2.581     2.864
                                                                ------    ------    ------    ------    ------    ------    ------

Lincoln UK                                                       0.100     0.115     0.136     0.131     0.119     0.130     0.156
UK Consoldating Adjustment                                      (0.011)   (0.007)   (0.004)   (0.004)   (0.005)   (0.004)   (0.006)
                                                                ------    ------    ------    ------    ------    ------    ------
     Gross Deposits                                              2.555     2.334     2.366     2.682     2.714     2.707     3.014
                                                                ======    ======    ======    ======    ======    ======    ======


Account Balances - End of Quarter
Annuities Segment - Fixed Annuities                             16.414    16.476    16.505    16.656    16.779    16.934    16.791
Annuities Segment - Variable Annuities                          33.458    29.476    33.358    34.148    37.233    35.613    41.493
Annuities Segment - Life Insurance                                                             0.115     0.130     0.128     0.155
Life Insurance Segment - Life Insurance                          6.394     6.443     9.243     9.416     9.628     9.726    10.217
Inv Mgmt - Annuities                                            13.829    12.270    14.257    14.166    14.981    14.004    15.526
Inv Mgmt - Mutual Funds                                         13.333    12.549    13.528    13.442    13.654    12.938    13.632
Inv Mgmt - Wrap Fee & Other                                      2.553     2.253     2.512     2.424     1.650     1.611     1.649
Consolidating Adjustments                                       (8.611)   (7.326)   (8.891)   (8.798)   (9.050)   (8.387)   (9.175)
                                                                ------    ------    ------    ------    ------    ------    ------
     Account Balances - U.S.                                    77.371    72.142    80.512    81.570    85.004    82.567    90.288
                                                                ------    ------    ------    ------    ------    ------    ------

Lincoln UK                                                       6.310     5.711     6.265     6.348     6.503     6.568     7.220
UK Consoldating Adjustment                                      (0.415)   (0.366)   (0.447)   (0.421)   (0.414)   (0.359)   (0.347)
                                                                ------    ------    ------    ------    ------    ------    ------
     Consolidated Account Balances                              83.265    77.487    86.329    87.497    91.093    88.776    97.161
                                                                ======    ======    ======    ======    ======    ======    ======


                                                                                       Mar       Jun       Sep       Dec       Mar
                                                                                      2000      2000      2000      2000      2001
                                                                                   -------    ------    ------    ------    ------
Deposits -  For the Quarter
Annuities Segment - Fixed Annuities                                                  0.589     0.490     0.513     0.482     0.560
Annuities Segment - Variable Annuities                                               0.797     0.793     0.729     0.846     0.887
Annuities Segment - Life Insurance                                                   0.003     0.003     0.004     0.004     0.003
Life Insurance Segment - Life Insurance                                              0.424     0.411     0.428     0.622     0.418
Inv Mgmt - Annuities                                                                 0.379     0.358     0.453     0.536     0.455
Inv Mgmt - Mutual Funds                                                              0.840     0.556     0.521     0.535     0.442
Inv Mgmt - Wrap Fee & Other                                                          0.148     0.106     0.143     0.184     0.227
Consolidating Adjustments                                                           (0.099)   (0.062)   (0.100)   (0.145)   (0.262)
                                                                                   -------    ------    ------    ------    ------
     Deposits - U.S.                                                                 3.081     2.655     2.691     3.064     2.729
                                                                                   -------    ------    ------    ------    ------

Lincoln UK                                                                           0.159     0.134     0.145     0.116     0.132
UK Consoldating Adjustment                                                          (0.006)   (0.006)   (0.010)   (0.042)   (0.014)
                                                                                   -------    ------    ------    ------    ------
     Gross Deposits                                                                  3.233     2.783     2.827     3.138     2.847
                                                                                   =======    ======    ======    ======    ======


Account Balances - End of Quarter
Annuities Segment - Fixed Annuities                                                 16.252    15.909    15.700    15.442    15.484
Annuities Segment - Variable Annuities                                              44.640    43.097    42.743    39.427    34.733
Annuities Segment - Life Insurance                                                   0.169     0.165     0.166     0.160     0.147
Life Insurance Segment - Life Insurance                                             10.470    10.538    10.716    10.847    10.764
Inv Mgmt - Annuities                                                                15.531    14.861    14.824    13.494    11.787
Inv Mgmt - Mutual Funds                                                             14.201    13.604    14.102    12.805    11.091
Inv Mgmt - Wrap Fee & Other                                                          1.335     1.331     1.285     1.375     1.688
Consolidating Adjustments                                                           (8.768)   (8.419)   (8.644)   (7.753)   (6.834)
                                                                                   -------    ------    ------    ------    ------
     Account Balances - U.S.                                                        93.831    91.086    90.893    85.797    78.860
                                                                                   -------    ------    ------    ------    ------

Lincoln UK                                                                           7.031     6.726     6.499     6.441     5.677
UK Consoldating Adjustment                                                          (0.345)   (0.338)   (0.336)   (0.339)   (0.279)
                                                                                   -------    ------    ------    ------    ------
     Consolidated Account Balances                                                 100.517    97.474    97.056    91.899    84.258
                                                                                   =======    ======    ======    ======    ======

NOTE:  Excludes amounts reported as Assets Under Management - Insurance Assets.





3/31/2001                                                                                                                  PAGE 30



Consolidated Information - Individual Life Insurance In-Force
Unaudited [Billions of Dollars]

December 31                                                                           1996      1997      1998      1999      2000
                                                                                    ------    ------    ------    ------    ------
Annuities Segment                                                                                                    0.6       0.7
Life Insurance Segment                                                                49.2      63.2     172.9     195.0     216.0
Reinsurance                                                                          130.8     153.1     213.6     306.6     407.4
Lincoln UK                                                                            23.8      25.0      25.0      25.7      24.3
Consolidating Adjustment                                                                        (5.6)     (9.9)    (11.3)    (11.4)
                                                                                    ------    ------    ------    ------    ------
  Total                                                                              203.8     235.7     401.6     516.5     637.0
                                                                                    ======    ======    ======    ======    ======

                                                                   Jun       Sep       Dec       Mar       Jun       Sep       Dec
End of Quarter                                                    1998      1998      1998      1999      1999      1999      1999
                                                                 -----     -----     -----     -----     -----     -----     -----
Annuities Segment                                                                                                    0.5       0.6
Life Insurance Segment                                           115.2     121.8     172.9     178.5     184.5     188.9     195.0
Reinsurance                                                      166.9     178.3     213.6     225.1     240.0     261.5     306.6
Lincoln UK                                                        25.8      25.6      25.0      25.2      25.1      26.2      25.7
Consolidating Adjustment                                          (1.9)     (2.2)     (9.9)    (10.3)    (10.6)    (10.9)    (11.3)
                                                                 -----     -----     -----     -----     -----     -----     -----
  Total                                                          306.0     323.5     401.6     418.6     439.0     466.3     516.5
                                                                 =====     =====     =====     =====     =====     =====     =====

                                                                                       Mar       Jun       Sep       Dec       Mar
End of Quarter                                                                        2000      2000      2000      2000      2001
                                                                                    ------    ------    ------    ------    ------
Annuities Segment                                                                      0.6       0.6       0.6       0.7       0.7
Life Insurance Segment                                                               201.7     207.5     211.3     216.0     219.2
Reinsurance                                                                          325.9     354.0     381.4     407.4     426.2
Lincoln UK                                                                            26.5      25.2      24.5      24.3      21.9
Consolidating Adjustment                                                             (11.4)    (11.5)    (11.4)    (11.4)    (13.1)
                                                                                    ------    ------    ------    ------    ------
  Total                                                                              543.3     575.8     606.5     637.0     654.9
                                                                                    ======    ======    ======    ======    ======





Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

December 31                                                                           1996      1997      1998      1999      2000
                                                                                   -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                                                        24.097    24.066    30.233    27.689    27.450
   Equity securities                                                                 0.558     0.660     0.543     0.604     0.550
   Other investments                                                                 5.076     5.092     7.154     7.286     7.369
                                                                                   -------   -------   -------   -------   -------
         Total LNC Investments                                                      29.730    29.819    37.929    35.578    35.369
Separate accounts                                                                   28.809    37.139    43.409    53.654    50.580
Cash and Invested Cash                                                               1.145     3.795     2.433     1.896     1.927
Discontinued Operations                                                              4.402
                                                                                   -------   -------   -------   -------   -------
     Total LNC                                                                      64.086    70.752    83.772    91.128    87.876
                                                                                   -------   -------   -------   -------   -------
Non-affiliate assets managed                                                        40.968    48.331    50.061    49.314    43.397

                                                                                   -------   -------   -------   -------   -------
     Total Assets Managed                                                          105.054   119.083   133.833   140.443   131.273
                                                                                   =======   =======   =======   =======   =======


Assets Managed by Advisor
Investment Management segment                                                       45.471    56.457    61.488    61.374    52.895
(See page 24 for additional detail)
DLIA-Corp                                                                           37.453    35.684    39.432    35.934    35.686
(Assets managed internally-see page 24)
Lincoln (UK)                                                                         6.107     6.775     7.573     8.589     7.873
Policy Loans (within business units)                                                 0.758     0.763     1.840     1.892     1.961
Non-LNC Affiliates                                                                  15.265    19.404    23.500    32.654    32.857
                                                                                   -------   -------   -------   -------   -------
      Total Assets Managed                                                         105.054   119.083   133.833   140.443   131.273
                                                                                   =======   =======   =======   =======   =======

                                                                   Jun       Sep       Dec       Mar       Jun       Sep       Dec
End of Quarter                                                    1998      1998      1998      1999      1999      1999      1999
                                                               -------   -------   -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                                    27.787    28.554    30.233    30.578    29.579    28.708    27.689
   Equity securities                                             0.649     0.505     0.543     0.481     0.506     0.507     0.604
   Other investments                                             6.836     6.705     7.154     7.071     7.278     7.317     7.286
                                                               -------   -------   -------   -------   -------   -------   -------
         Total LNC Investments                                  35.272    35.764    37.929    38.129    37.363    36.532    35.578
Separate accounts                                               42.247    37.559    43.409    44.339    47.864    46.229    53.654
Cash and invested cash                                           2.414     2.725     2.433     2.327     2.151     2.343     1.896
                                                               -------   -------   -------   -------   -------   -------   -------
     Total LNC                                                  79.933    76.048    83.772    84.796    87.378    85.104    91.128
                                                               -------   -------   -------   -------   -------   -------   -------

Non-affiliate assets managed                                    51.772    46.842    50.061    48.690    49.827    48.068    49.314

                                                               -------   -------   -------   -------   -------   -------   -------
     Total Assets Managed                                      131.705   122.890   133.833   133.486   137.205   133.172   140.443
                                                               =======   =======   =======   =======   =======   =======   =======


Assets Managed by Advisor
Investment Management segment                                   62.179    55.542    61.488    59.939    61.511    58.868    61.374
(See page 25 for additional detail)
DLIA-Corp                                                       37.714    38.471    39.432    38.516    37.391    36.820    35.934
(Assets managed internally-see page 25)
Lincoln (UK)                                                     7.501     6.932     7.573     7.631     7.746     7.849     8.589
Policy Loans (within business units)                             1.500     1.517     1.840     1.842     1.847     1.863     1.892
Non-LNC Affiliates                                              22.812    20.427    23.500    25.558    28.710    27.772    32.654
                                                               -------   -------   -------   -------   -------   -------   -------
      Total Assets Managed                                     131.705   122.890   133.833   133.486   137.205   133.172   140.443
                                                               =======   =======   =======   =======   =======   =======   =======

                                                                                       Mar       Jun       Sep       Dec       Mar
End of Quarter                                                                        2000      2000      2000      2000      2001
                                                                                   -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                                                        27.745    27.078    27.264    27.450    27.811
   Equity securities                                                                 0.588     0.560     0.570     0.550     0.560
   Other investments                                                                 7.442     7.419     7.471     7.369     7.374
                                                                                   -------   -------   -------   -------   -------
         Total LNC Investments                                                      35.775    35.057    35.305    35.369    35.744
Separate accounts                                                                   56.908    54.924    54.411    50.580    44.506
Cash and invested cash                                                               1.510     1.619     1.436     1.927     2.015
                                                                                   -------   -------   -------   -------   -------
     Total LNC                                                                      94.192    91.601    91.152    87.876    82.266
                                                                                   -------   -------   -------   -------   -------

Non-affiliate assets managed                                                        47.150    45.945    45.119    43.397    41.904

                                                                                   -------   -------   -------   -------   -------
     Total Assets Managed                                                          141.342   137.546   136.271   131.273   124.170
                                                                                   =======   =======   =======   =======   =======


Assets Managed by Advisor
Investment Management segment                                                       58.243    56.518    55.527    52.895    47.765
(See page 25 for additional detail)
DLIA-Corp                                                                           35.541    34.891    34.981    35.686    36.324
(Assets managed internally-see page 25)
Lincoln (UK)                                                                         8.423     8.058     7.838     7.873     7.012
Policy Loans (within business units)                                                 1.896     1.915     1.936     1.961     1.947
Non-LNC Affiliates                                                                  37.239    36.165    35.989    32.857    31.122
                                                                                   -------   -------   -------   -------   -------
      Total Assets Managed                                                         141.342   137.546   136.271   131.273   124.170
                                                                                   =======   =======   =======   =======   =======




3/31/2001                                                                                             PAGE 31

Consolidated Investment Data
Unaudited [Millions of Dollars except as noted]


For the Year Ended December 31                                  1996      1997      1998      1999      2000
                                                              ------    ------    ------    ------    ------
Net Investment Income

  Fixed Maturity Securities                                   1690.1    1832.1    2065.8    2232.9    2148.7
  Equity Securities                                             14.4      19.1      22.8      20.1      19.5
  Mortgage loans on real estate                                292.7     279.2     383.6     369.2     373.8
  Real estate                                                  125.4      99.4      86.8      64.1      51.8
  Policy loans                                                  40.7      44.5      99.5     116.5     125.0
  Invested cash                                                 69.2     102.4     156.8     110.3      87.2
  Other investments                                             14.7      20.6      88.4      51.8      66.8
                                                              ------    ------    ------    ------    ------
      Investment revenue                                      2247.2    2397.3    2903.7    2964.8    2872.8
  Investment expense                                           159.2     146.6     222.3     157.3     125.7

                                                              ------    ------    ------    ------    ------
      Net Investment Income                                   2087.9    2250.8    2681.4    2807.5    2747.1
                                                              ------    ------    ------    ------    ------

  Gross-up of Tax Exempt Income                                  9.7      12.7      11.6       8.1       7.8
                                                              ------    ------    ------    ------    ------
          Adjusted Net Invest Income                          2097.7    2263.5    2693.0    2815.6    2754.9
                                                              ======    ======    ======    ======    ======

Mean Invested Assets (Cost Basis)                            27906.2   30337.3   36573.8   39027.5   37471.3

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                     7.52%     7.46%     7.36%     7.21%     7.35%

Investment Gains

Realized Gains (Losses) on Investments                          57.6      72.9      13.7       3.8     (17.5)

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                              (208.8)    159.6     116.4   (1018.1)    477.7
Incr (Decr) in Foreign Exchange                                 53.0     (20.3)      3.8     (19.9)     (8.1)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                                  24.097    24.066    30.233    27.689    27.450
 Fixed Maturity Sec (Adjusted Cost)                           23.200    22.624    28.640    28.357    27.373

 Equity Securities (Market)                                    0.558     0.660     0.543     0.604     0.550
 Equity Securities (Adjusted Cost)                             0.434     0.518     0.437     0.482     0.458

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                           32.8%     27.6%     25.6%     22.8%     22.1%
  AA or better                                                 41.9%     35.1%     32.6%     29.8%     29.2%
  BB or less                                                    7.0%      7.3%      7.0%      8.0%      6.7%




                                                             Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter Ended                                       1998      1998      1998      1999      1999      1999
                                                         -------   -------   -------   -------   -------   -------
Net Investment Income

  Fixed Maturity Securities                                506.3     512.8     544.5     557.8     575.8     551.2
  Equity Securities                                          4.2       4.1       8.9       4.4       4.9       3.9
  Mortgage loans on real estate                             90.7      91.3     107.4      94.5      85.5      94.7
  Real estate                                               23.9      20.3      18.4      19.4      18.4      13.7
  Policy loans                                              22.1      24.6      29.8      28.6      28.6      29.4
  Invested cash                                             30.4      40.7      44.0      32.4      23.4      32.4
  Other investments                                         29.4      19.5      19.3       7.5      13.4       9.9
                                                         -------   -------   -------   -------   -------   -------
      Investment revenue                                   707.0     713.4     772.4     744.6     750.1     735.2
  Investment expense                                        48.3      63.8      57.7      35.1      49.3      38.1

                                                         -------   -------   -------   -------   -------   -------
      Net Investment Income                                658.7     649.6     714.7     709.5     700.8     697.1
                                                         -------   -------   -------   -------   -------   -------

  Gross-up of Tax Exempt Income                              2.9       2.3       3.0       1.8       2.0       1.7
                                                         -------   -------   -------   -------   -------   -------
          Adjusted Net Invest Income                       661.6     651.9     717.7     711.3     702.8     698.7
                                                         =======   =======   =======   =======   =======   =======

Mean Invested Assets (Cost Basis)                        36094.5   36445.0   37619.5   39174.2   39385.3   39111.8

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                 7.33%     7.16%     7.63%     7.26%     7.14%     7.15%

Investment Gains

Realized Gains (Losses) on Investments                      16.5     (17.3)      0.5       1.5      (3.5)      4.1
Gains (Losses) on Derivatives

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                            (5.5)    304.2    (221.4)   (297.7)   (255.8)   (102.7)
Incr (Decr) on Derivatives
Incr (Decr) in Foreign Exchange                             (0.6)      8.0      (9.8)    (19.9)     (9.5)     19.6

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                              27.787    28.554    30.233    30.578    29.579    28.708
 Fixed Maturity Sec (Adjusted Cost)                       26.233    26.610    28.640    29.681    29.494    28.974

 Equity Securities (Market)                                0.649     0.505     0.543     0.481     0.506     0.507
 Equity Securities (Adjusted Cost)                         0.528     0.470     0.437     0.380     0.385     0.414

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                       26.4%     26.1%     25.6%     26.3%     25.5%     24.2%
  AA or better                                             33.7%     33.3%     32.6%     33.2%     32.5%     31.1%
  BB or less                                                7.2%      6.3%      7.0%      7.1%      7.0%      7.5%


                                                            Dec       Mar       Jun       Sep       Dec       Mar
For the Quarter Ended                                      1999      2000      2000      2000      2000      2001
                                                        -------   -------   -------   -------   -------   -------
Net Investment Income

  Fixed Maturity Securities                               548.0     541.3     544.4     525.3     537.7     522.7
  Equity Securities                                         6.9       3.7       5.7       3.6       6.5       1.0
  Mortgage loans on real estate                            94.5      92.0      95.1      94.4      92.3      95.7
  Real estate                                              12.5      11.2      12.5      11.8      16.3      12.8
  Policy loans                                             29.9      30.7      30.9      30.5      32.9      31.4
  Invested cash                                            22.0      27.2      15.1      26.5      18.4      26.7
  Other investments                                        20.9      35.1       2.0      26.9       2.9      19.6
                                                        -------   -------   -------   -------   -------   -------
      Investment revenue                                  734.9     741.1     705.7     719.1     706.9     709.9
  Investment expense                                       34.8      30.0      31.8      29.0      34.8      36.1

                                                        -------   -------   -------   -------   -------   -------
      Net Investment Income                               700.1     711.1     673.8     690.0     672.1     673.7
                                                        -------   -------   -------   -------   -------   -------

  Gross-up of Tax Exempt Income                             2.6       1.5       2.3       1.4       2.6       0.5
                                                        -------   -------   -------   -------   -------   -------
          Adjusted Net Invest Income                      702.7     712.6     676.1     691.5     674.7     674.2
                                                        =======   =======   =======   =======   =======   =======

Mean Invested Assets (Cost Basis)                       38438.6   38237.4   37306.1   37250.8   37090.8   37238.0

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                7.31%     7.45%     7.25%     7.43%     7.28%     7.24%

Investment Gains

Realized Gains (Losses) on Investments                      1.6      (0.4)     (6.7)    (11.6)      1.2     (13.4)
Gains (Losses) on Derivatives                                                                                (0.1)

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                         (361.9)     54.5    (145.4)    218.8     349.8     178.4
Incr (Decr) on Derivatives                                                                                   23.3
Incr (Decr) in Foreign Exchange                           (10.2)     (7.2)     (0.9)     (2.0)      2.0     (17.8)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                             27.689    27.745    27.078    27.264    27.450    27.811
 Fixed Maturity Sec (Adjusted Cost)                      28.357    28.295    27.788    27.727    27.373    27.367

 Equity Securities (Market)                               0.604     0.588     0.560     0.570     0.550     0.560
 Equity Securities (Adjusted Cost)                        0.482     0.475     0.446     0.450     0.458     0.507

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                      22.8%     22.7%     22.1%     22.3%     22.1%     20.3%
  AA or better                                            29.8%     29.5%     29.2%     29.4%     29.2%     27.1%
  BB or less                                               8.0%      7.4%      8.2%      6.8%      6.7%      7.2%




3/31/2001                                                                                       PAGE 32

Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]


For the Year Ended December 31                             1990      1991      1992      1993      1994
                                                        -------   -------   -------   -------   -------
Common Stock [1]

Highest Price                                            15.338    13.813    19.032    24.125    22.188
Lowest Price                                              7.688     9.500    12.625    17.344    17.313
Closing Price                                            10.750    13.688    18.500    21.750    17.500

Dividend Payout Ratio [2]                                 63.4%     63.5%     38.9%     52.6%     51.0%
Yield [3]                                                  6.3%      5.3%      4.1%      3.8%      4.9%

Preferred Stock Dividend (Millions)                       9.143    13.033    17.246    17.212    17.119

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best
     Fitch                                                                       AA       AA-       AA-
     Moody's                                                                     A2        A2        A1
     Standard and Poors                                                          A+        A+        A+

Claims Paying Ratings:
  Lincoln Life - A.M. Best                                                       A+        A+        A+
  Lincoln Life - Fitch                                                          AAA       AAA       AAA
  Lincoln Life - Moody's                                                         A1        A1       Aa3
  Lincoln Life - Standard & Poors                                               AA-       AA-       AA-
  First Penn - A.M. Best*                                                         A        A+        A+
  First Penn - Moody's
  First Penn - Standard & Poors*                                                AA-       AA-       AA-
  LLA of New York - A.M. Best*
  LLA of New York - Fitch*
  LLA of New York - Moody's
  LLA of New York - Standard & Poors*

Ratios
     Debt to Total Capitalization [4]                                         25.7%     21.1%     19.9%
     Debt to Equity [4]                                                       34.7%     26.7%     24.9%


For the Year Ended December 31 (continued)       1995      1996      1997      1998      1999      2000
                                              -------   -------   -------   -------   -------   -------
Common Stock [1]

Highest Price                                  26.875    28.500    39.063    49.438    57.500    56.375
Lowest Price                                   17.313    20.375    24.500    33.500    36.000    22.625
Closing Price                                  26.875    26.250    39.063    40.907    40.000    47.313

Dividend Payout Ratio [2]                       39.7%     38.2%     22.8%     43.9%     50.5%     38.3%
Yield [3]                                        3.4%      3.7%      2.7%      2.7%      2.9%      2.6%

Preferred Stock Dividend (Millions)             8.644     0.112     0.106     0.100     0.089     0.078

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                                        a
     Fitch                                        AA-       AA-       AA-        A+        A+        A+
     Moody's                                       A2        A2        A2        A2        A2        A3
     Standard and Poors                             A         A         A        A-        A-        A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                         A+        A+        A+         A         A         A
  Lincoln Life - Fitch                            AA+       AA+       AA+       AA+       AA+        AA
  Lincoln Life - Moody's                          Aa3       Aa3       Aa3       Aa3       Aa3       Aa3
  Lincoln Life - Standard & Poors                 AA-       AA-       AA-       AA-       AA-       AA-
  First Penn - A.M. Best*                          A+        A+        A+         A         A         A
  First Penn - Moody's                                                 A1        A1        A1        A1
  First Penn - Standard & Poors*                  AA-       AA-       AA-       AA-       AA-       AA-
  LLA of New York - A.M. Best*                               A+        A+         A         A         A
  LLA of New York - Fitch*                                            AA+       AA+       AA+        AA
  LLA of New York - Moody's                                  A1        A1        A1        A1        A1
  LLA of New York - Standard & Poors*                       AA-       AA-       AA-       AA-       AA-

Ratios
     Debt to Total Capitalization [4]           22.8%     18.8%     17.0%     21.2%     23.2%     20.8%
     Debt to Equity [4]                         29.5%     23.1%     20.5%     26.9%     30.3%     26.3%


-------------------------------------------------------------------------------------------------------
                                                  Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter Ended                            1998      1998      1998      1999      1999      1999
                                              -------   -------   -------   -------   -------   -------
Common Stock:
Highest Price                                  47.063    49.438    43.344    50.250    53.438    57.500
Lowest Price                                   41.844    41.125    33.500    39.281    45.688    36.000
                                              -------   -------   -------   -------   -------   -------
Closing Price                                  45.688    41.125    40.906    49.438    52.313    37.563
                                              -------   -------   -------   -------   -------   -------

Yield [3]                                        2.3%      2.5%      2.7%      2.2%      2.1%      2.9%

Preferred Stock Dividend                        0.026     0.026     0.023     0.024     0.024     0.027
(Millions)

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best
     Fitch                                       AA-        A+        A+        A+        A+        A+
     Moody's                                      A2        A2        A2        A2        A2        A2
     Standard and Poors                           A-        A-        A-        A-        A-        A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                        A+        A+         A         A         A         A
  Lincoln Life - Fitch                           AA+       AA+       AA+       AA+       AA+       AA+
  Lincoln Life - Moody's                         Aa3       Aa3       Aa3       Aa3       Aa3       Aa3
  Lincoln Life - Standard & Poors                AA-       AA-       AA-       AA-       AA-       AA-
  First Penn - A.M. Best*                         A+        A+         A         A         A         A
  First Penn - Moody's                            A1        A1        A1        A1        A1        A1
  First Penn - Standard & Poors*                 AA-       AA-       AA-       AA-       AA-       AA-
  LLA of New York - A.M. Best*                    A+        A+         A         A         A         A
  LLA of New York - Fitch*                       AA+       AA+       AA+       AA+       AA+       AA+
  LLA of New York - Moody's                       A1        A1        A1        A1        A1        A1
  LLA of New York - Standard & Poors*            AA-       AA-       AA-       AA-       AA-       AA-

Ratios
     Debt to Total Capitalization [4]           20.5%     21.9%     21.2%     20.7%     22.0%     22.0%
     Debt to Equity [4]                         25.8%     28.1%     26.9%     26.2%     28.2%     28.3%



                                                  Dec       Mar       Jun       Sep       Dec       Mar
For the Quarter Ended                            1999      2000      2000      2000      2000      2001
                                              -------   -------   -------   -------   -------   -------
Common Stock:
Highest Price                                  48.313    41.375    40.063    56.375    50.938    48.250
Lowest Price                                   36.500    22.625    29.000    35.625    40.875    38.000
Closing Price                                  40.000    33.500    36.125    48.125    47.313    42.470


Yield [3]                                        2.9%      3.5%      3.2%      2.4%      2.6%      2.9%

Preferred Stock Dividend                       0.014     0.022     0.022     0.021     0.013     0.019
(Millions)

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                   a         a         a
     Fitch                                        A+        A+        A+        A+        A+        A+
     Moody's                                      A2        A2        A2        A2        A3        A3
     Standard and Poors                           A-        A-        A-        A-        A-        A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                         A         A         A         A         A         A
  Lincoln Life - Fitch                           AA+       AA+       AA+       AA+        AA        AA
  Lincoln Life - Moody's                         Aa3       Aa3       Aa3       Aa3       Aa3       Aa3
  Lincoln Life - Standard & Poors                AA-       AA-       AA-       AA-       AA-       AA-
  First Penn - A.M. Best*                          A         A         A         A         A         A
  First Penn - Moody's                            A1        A1        A1        A1        A1        A1
  First Penn - Standard & Poors*                 AA-       AA-       AA-       AA-       AA-       AA-
  LLA of New York - A.M. Best*                     A         A         A         A         A         A
  LLA of New York - Fitch*                       AA+       AA+       AA+       AA+        AA        AA
  LLA of New York - Moody's                       A1        A1        A1        A1        A1        A1
  LLA of New York - Standard & Poors*            AA-       AA-       AA-       AA-       AA-       AA-

Ratios
     Debt to Total Capitalization [4]           23.2%     23.3%     21.8%     21.2%     20.8%     22.2%
     Debt to Equity [4]                         30.3%     30.4%     28.0%     27.0%     26.3%     28.5%


*    Rating based on affiliation with Lincoln Life
[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999.
[2] Indicated dividend divided by net income.
[3] Indicated dividend divided by the closing price.
[4] Equity used in calculation assumes securities at cost.  Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital:
    In order to accommodate the various perspectives, LNC presents three separate Return on Equity numbers on pages 2 and 3 of this Statistical Report.  "Net Income Divided by Average
    Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains on the sale of investments or subsidiaries during one period and the planned generation of losses in another period for purposes of recovering Federal Taxes previously paid.  "Income from Operations Divided by Average Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.  "Adjusted Income from Operations Divided by Adjusted
    Shareholders' Equity" amortizes: 1) realized security gains on investments  2)  unrealized gains on equity securities over approximately five years and eliminates amortization of goodwill related to acquisitions.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense) by average capital. The difference between return on capital and return on equity presents the effect of leveraging on
    LNC's consolidated results.
